SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 251 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT ☐

OF 1940

Amendment No. 252 ☒

(Check appropriate box or boxes.)

Mutual Fund Series Trust - File Nos. 333-132541 and 811-21872

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (402) 895-1600

CT CORPORATION SYSTEM

1300 EAST NINTH STREET

CLEVELAND, OH 44114

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio 43215

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐immediately upon filing pursuant to paragraph (b)

☐ on [DATE] pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐on (date) pursuant to paragraph (a)(1)

☒75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Catalyst/Millburn Hedge Strategy Fund

Class A: MBXAX Class C: MBXCX Class I: MBXIX

PROSPECTUS

December 15, 2015

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY: CATALYST/MILLBURN HEDGE STRATEGY FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	9
HOW TO BUY SHARES	17
HOW TO REDEEM SHARES	24
DISTRIBUTION PLANS	26
VALUING THE FUND’S ASSETS	27
DIVIDENDS, DISTRIBUTIONS AND TAXES	28
MANAGEMENT OF THE FUND	28
PRIVACY NOTICE	33
FOR MORE INFORMATION	35

FUND SUMMARY: CATALYST/MILLBURN HEDGE STRATEGY Fund

Investment Objective: The Fund's objective is superior risk-adjusted returns as compared with a typical long only, non-leveraged equity portfolio.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund's prospectus entitled How to Buy Shares on page 17 and in the sections of the Fund's Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 40 and Waiver of Up-Front Sales Charge on Class A Shares on page 41.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[1,2]	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses[1,3]	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	2.27%	3.02%	2.02%

1) Estimated for the current fiscal year.

2) The expenses of the Fund’s wholly-owned subsidiary are consolidated with those of the Fund and are not presented as a separate expense.

3) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$792	$305	$205
3	$1,244	$933	$634

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher

1

transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Portfolio has not commenced operations as of the date of this prospectus, the portfolio turnover rate for the last fiscal year is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in a portfolio comprised of (i) futures contracts, forward contracts and options on futures contracts (the “Futures Component”) and (ii) equity exchange traded funds (“ETFs”) and common stocks (the “Equity Component”), designed to capitalize on the non-correlated, long term historical performance of the equities and managed futures asset classes The Fund will also hold a large portion of its assets in cash, money market mutual funds (including affiliated money market funds) and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

Futures Component : The Futures Component of the Fund’s portfolio holds long and short positions on futures contracts, forward contracts and options on futures contracts. The Fund will invest 30% to 50% of its assets in the Futures Component. The Futures Component of the Fund’s assets will be allocated among various asset classes including equity, fixed income, commodities and currencies. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below).

The Fund’s sub-advisor, Millburn Ridgefield Corporation (the “Sub-Advisor”), utilizes a set of trading systems, which were developed by the Sub-Advisor, to determine the Fund’s asset allocations. The trading systems generate buy, sell, or hold decisions in a particular market based on the analysis of price movements in the market, non-price information like inventory levels, interest rate differentials, crop reports, etc., or a combination of both. The trading systems analyze these factors over a broad time spectrum that may range from several minutes to multiple years. The Sub-Advisor analyzes a number of additional factors in determining how the markets traded are allocated in the portfolio including, but not limited to: profitability of an asset class or market, liquidity of a particular market, desired diversification among markets and asset classes, transaction costs, and exchange regulations. The allocations are reviewed at least monthly, although changes may occur more or less frequently.

Equity Component . The Equity Component is intended to provide the Fund’s portfolio with long-term, strategic exposure to a number of U.S. and international liquid equity securities. The companies held by the Fund and the ETFs held by the Fund may be of any market capitalization, sector and geographic location (including emerging markets). The Fund will invest 50% to 70% of its assets in the Equity Component. The Fund’s Equity Component investments are taken on a passive, long-only, “buy-and-hold” basis.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

2

Investments in Subsidiary – The Adviser executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary invests the majority of its assets in commodities and other futures contracts.  The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund. The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

•	Affiliated Investment Company Risk. The Fund invests in affiliated money market funds (the “Catalyst Advised Funds”), unaffiliated money market funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.

•	Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
•	Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•	Derivatives Risk: Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund's performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

3

•	Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

•	Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

•	Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

•	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•	Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

•	Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to
4

sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

•	Leverage Risk: Using derivatives like commodity futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

•	Limited History of Operations: The Fund has a limited history of operations for investors to evaluate.

•	Management Risk: The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

•	Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•	Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

•	Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. Because they are unhedged, the Fund’s written calls expose the Fund to potentially unlimited losses.

•	Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.

•	Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
5

•	Underlying Fund Risk. Other investment companies including mutual funds and ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

•	Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception.   Although Class A and C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and C shares would be different from Class I shares because Class A and C shares have different expenses than Class I shares.  Performance information for Class A and C shares will be included after the share classes have been in operation for one complete calendar year.   The performance table compares the performance of the Fund’s Class I shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund intends to acquire- all of the assets and liabilities of Millburn Hedge Fund, L.P. (the “Predecessor Fund”) in a tax-free reorganization on or about December 18, 2015.  In connection with this acquisition, shares of the Predecessor Fund are to be exchanged for Class I shares of the Fund.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund shares.

6

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 17.63% (quarter ended June 30, 2007), and the lowest return for a quarter was (9.70%) (quarter ended September 30, 2007). The Fund’s Class I year-to-date return for the period ended September 30, 2015 was (1.67%).

The following table shows the average annual returns for the Predecessor Fund over various periods ended December 31, 2014. The Predecessor Fund did not have a distribution policy. It was an unregistered limited liability company, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Predecessor Fund. The index information is intended to permit you to compare the Predecessor Fund’s performance to a broad measure of market performance.

Average Annual Total Returns

(For periods ended December 31, 2014)

	1 Year	5 Year	10 Year	Since Inception (December 31, 1997)
Catalyst/Millburn Hedge Strategy Fund Class I Shares *	21.99%	8.47%	8.98%	11.60%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%	0.09%	1.54%	2.36%
Credit Suisse Managed Futures Hedge Fund Index	18.37%	3.78%	4.29%	5.93%
S&P 500 Index	13.69%	15.45%	7.67%	6.47%

* Includes the effect of performance fees paid by the investors of the predecessor limited liability company.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Millburn Ridgefield Corporation is the Fund's investment sub-advisor.

7

Portfolio Managers: Harvey Beker, Co-Chairman and a Director of the Sub-Advisor; George Crapple, Co-Chairman and a Director of the Sub-Advisor; Barry Goodman, Co-Chief Executive Officer and Executive Director of Trading of the Sub-Advisor; and Grant Smith, Co-Chief Executive Officer and Director of Research of the Sub-Advisor, are the Fund’s Portfolio Managers and are jointly and primarily responsible for the day to day management of the Fund's portfolio. They have served the Fund in this capacity since the Fund commenced operations in December 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

8

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The Fund's objective is superior risk-adjusted returns as compared with a typical long only, non-leveraged equity portfolio. The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund's investment objective, shareholders will be given 60 days' advance notice.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's primary investment strategies described in this prospectus are the strategies that the Advisor believes are most likely to be important in trying to achieve the Fund's investment objective. You should note, however, that the Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information ("SAI"). For a copy of the SAI please call toll free at 1-866-447-4228 or visit the Fund's website at www.CatalystMF.com.

The Fund seeks to achieve its investment objective by investing in a portfolio comprised of (i) futures contracts, forward contracts and options on futures contracts (the “Futures Component”) and (ii) equity exchange traded funds (“ETFs”) and common stocks (the “Equity Component”), designed to capitalize on the non-correlated, long term historical performance of the equities and managed futures asset classes The Fund will also hold a large portion of its assets in cash, money market mutual funds (including affiliated money market funds) and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

Futures Component : The Futures Component of the Fund’s portfolio holds long and short positions on futures contracts, forward contracts and options on futures contracts. The Fund will invest 30% to 50% of its assets in the Futures Component. The Futures Component of the Fund’s assets will be allocated among various asset classes including equity, fixed income, commodities and currencies. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary, as described below.

The Fund’s sub-advisor, Millburn Ridgefield Corporation (the “Sub-Advisor”), utilizes a set of trading systems, which were developed by the Sub-Advisor, to determine the Fund’s asset allocations. The trading systems generate buy, sell, or hold decisions in a particular market based on the analysis of price movements in the market, non-price information like inventory levels, interest rate differentials, crop reports, etc., or a combination of both. The trading systems analyze these factors over a broad time spectrum which may range from several minutes to multiple years. The Sub-Advisor analyzes a number of additional factors in determining how the markets traded are allocated in the portfolio including, but not limited to: profitability of an asset class or market, liquidity of a particular market, desired diversification among markets and asset classes, transaction costs, and exchange regulations. The allocations are reviewed at least monthly, although changes may occur more or less frequently.

9

Equity Component : The Equity Component is intended to provide the Fund’s portfolio with long-term, strategic exposure to a number of U.S. and international liquid equity securities. The companies held by the Fund and the ETFs held by the Fund may be of any market capitalization, sector and geographic location (including emerging markets). The Fund will invest 50% to 70% of its assets in the Equity Component. The Fund’s Equity Component investments are taken on a passive, long-only, “buy-and-hold” basis.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Subsidiary

The Fund will execute a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary will be consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Sub-chapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund's investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M. The Fund does not have a private letter ruling. Therefore, to satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. Such dividend distributions are "qualifying income" pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

10

The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Manager-of-Managers Order

The Trust and the Fund’s Advisor have applied for and obtained an exemptive order (the "Order") from the SEC that would permit the Fund’s Advisor, with the Trust's Board of Trustees' approval, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The Order permits the Fund’s Advisor, subject to the approval of the Board of Trustees, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Fund’s Advisor and the Trustees believe such action will benefit a Fund and its shareholders.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary, and you could lose money on your investment in the Fund. Also, an investment in the Fund is not a complete investment program. Below are some specific risks of investing in the Fund.

The following summarizes the principal risks of the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment in the Fund. The risk descriptions below provide a more detailed explanation of some of the principal

11

investment risks that correspond to the risks described in the Fund's "Fund Summary" section of this Prospectus.

•	Affiliated Investment Company Risk . The Fund invests in affiliated money market funds (the “Catalyst Advised Funds”), unaffiliated money market funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.
•	Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

•	Commodity Risk: The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

•	Derivatives Risk: The Fund may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

o	Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the Underlying Funds will be "notionally funded" - that is their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an
12

immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

•	Liquidity Risk: Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day's settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission ("CFTC"), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

•	Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. For example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

•	Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

•	Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve
13

greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless. The Fund may also take short positions, through derivatives, if the Adviser believes the value of a currency is likely to depreciate in value. A "short" position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

•	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•	Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

•	Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

14

•	Leverage Risk: Using derivatives like commodity futures and options to increase the Fund’s combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

•	Limited History of Operations: The Fund has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the Predecessor Fund. As a result, the Adviser may not achieve its intended result in managing the Fund.

•	Management Risk: The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. The Fund's profitability will also depend upon the Adviser’s judgments about the attractiveness, value and potential appreciation the fixed income securities in which the Fund will invest. There can be no assurance that either the securities selected by the Adviser will produce positive returns.

•	Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

•	Non-diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

15

•	Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, a Fund’s written calls expose the Fund to potentially unlimited losses.

•	Short Position Risk: The Fund's long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund's overall potential for loss. The Fund's short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund's short positions is potentially large. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

•	Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in the Underlying Pools will be passed through to the Fund as ordinary income and reflected on shareholder's tax Forms 1099 as such.

•	Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary. The investments of the Fund and Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, the Adviser, in managing the Subsidiary's portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay
16

Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Fund are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

17

The Fund calculates its net asset value ("NAV") per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time ("ET"). The Fund's NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

• the name of the Fund and share class

• the dollar amount of shares to be purchased

• a completed purchase application or investment stub

• check payable to the Fund

Multiple Classes

The Fund offers Class A, Class C and Class I shares. Each class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Class A shares are subject to a 12b-1 fee which is lower than the 12b-1 fee for the Class C shares.

The up-front Class A sales charge and the commissions paid to dealers are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
18

$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above (1)	0.00%	0.00%	0.00%

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge ("CDSC") may be assessed on shares redeemed within two years of purchase.

If you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. The Fund’s Advisor may pay a commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more in accordance with the following schedule: 1.00% of Class A shares purchases of $1,000,000 to $4,999,999; 0.50% of Class A shares purchases of $5,000,000 to $9,999,999; and 0.25% of Class A shares purchases of $10,000,000 and over.

How to Reduce Your Sales Charge

The Fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the funds in the Catalyst Funds family, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing shares in Catalyst to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Catalyst Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Catalyst Funds' investments held by the members of your immediate family, including the value of Catalyst Funds' investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Catalyst Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity

19

discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day's NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for the Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates or the Fund’s Sub-Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) officers and present or former directors of the Fund’s Advisor, Sub-Advisor or any of their affiliates, and the relatives of any such person as well as certain employee benefit plans for employees of the Fund’s' Advisor, Sub-Advisor or any of their affiliates; (4) authorized retirement plans serviced or sponsored by financial intermediaries, provided that such financial intermediary has entered into an agreement with the Fund or distributor with respect to such purchases at NAV; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (6) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s advisor for their own accounts; (7) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases; and (8) financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Additional information is available by calling 866-447-4228. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Fund at the time of each purchase if you are eligible for any of these programs. The

20

Fund may modify or discontinue these programs at any time. Information about Class A sales charges and breakpoints is available on the Fund’s website at www.CatalystMF.com.

Class C Shares

You can buy class C shares at NAV. Class C shares are subject to a 12b-1 fee of 1.00%, payable to the Advisor or selected dealers. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class I Shares

You can buy Class I shares at NAV. Sales of Class I shares are not subject to a front-end sales charge or an annual 12b-1 fee. Availability of Class I shares is subject to agreement between the distributor and each financial intermediary.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, please call toll-free 1-866-447-4228 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund's transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Catalyst Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock

21

market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-866-447-4228 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in all share classes of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Fund’s transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund at 1-866-447-4228.

22

Additional Investments

The minimum subsequent investment in the Fund is $50. You may purchase additional shares of the Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be made. You may revoke your election to make automatic investments by calling 1-866-447-4228 or by writing to the Fund at:

Catalyst Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. The Fund may reject purchase orders or temporarily or permanently revoke exchange privileges if the Fund reasonably believes that an investor is engaged in market timing activities. Additionally, to prevent disruption in the

23

management of the Fund, excessive exchange activity is limited. An investor's exchange privilege will be revoked if the exchange activity is considered excessive. The Fund may accept exchanges that would otherwise be considered excessive if it believes that granting such exceptions is in the best interest of the Fund and is not part of a market timing strategy. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in the Fund at no charge by mail. Your request, in good order, should be addressed to:

Catalyst Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

"Good order" means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of

24

shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-866-447-4228 if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in the Fund by calling the transfer agent at 1-866-447-4228. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets.  The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 1-866-447-4228. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are

25

also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Exchange Privilege

You may exchange shares of a particular class of the Fund only for shares of the same class of another Catalyst Fund including for shares of other Catalyst Funds offered in other prospectuses. For example, you can exchange Class A shares of the Fund for Class A shares of the Catalyst Insider Buying Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss.

Converting Shares

Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class. Shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Fund’s distributor may be automatically converted by the financial intermediary, without notice, to a share class with a lower expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program's policies.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate this conversion feature at any time.

DISTRIBUTION PLANS

The Fund has adopted distribution and service plans under Rule 12b-1 of the 1940 Act (each, a "Plan") that allow the Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

Under the Fund's Plan related to the Class A shares, the Fund may pay an annual fee of up to 0.50% of the average daily net assets of the Fund's Class A shares (the "Class A 12b-1

26

Fee") for providing ongoing services to you. The Fund is currently paying up to 0.25% of the average daily net assets of its Class A shares. If authorized by the Board of Trustees and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares

Under the Fund's Plan related to the Class C shares, the Fund may pay an annual fee of up to 1.00% of the average daily net assets of the Fund's Class C shares for providing ongoing services to you. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

VALUING THE FUND’S ASSETS

The Fund's assets are generally valued at their market value. If market prices are not available or, in the Advisor's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially effects fair value, the Advisor will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of the Fund’s securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The NAV for the Fund investing in other investment companies is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.

27

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their "net investment income," which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

MANAGEMENT OF THE FUND

Advisor

Catalyst Capital Advisors LLC ("Catalyst" or "Advisor"), a New York limited liability company located at 36 North New York Avenue, Huntington, NY, serves as Advisor to the Fund. The Advisor was formed on January 24, 2006. Management of mutual funds, including the Fund, is its primary business. Under the terms of the management agreement, the Advisor is responsible for formulating the Fund's investment policies, making ongoing investment decisions and engaging in portfolio transactions.

28

Sub-Advisor

Millburn Ridgefield Corporation, a Delaware corporation located at 411 West Putnam Avenue, Greenwich, CT 06830, is the investment sub-advisor to the Fund. In addition to serving as the investment sub-advisor to the Fund, the Sub-Advisor is a registered investment advisor providing investment management or adviser services to pooled investment vehicles that it sponsors. The principal owners of Millburn are Harvey Beker, George Crapple, Barry Goodman, and Grant Smith.

Subject to the oversight and approval of the Advisor, the Sub-Advisor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 50% of the management fees that the Advisor receives from the Fund.

Portfolio Managers

Harvey Beker .   Mr. Beker has been Co-Chairman of Millburn Ridgefield Corporation since 1984 and serves as a member of Millburn Ridgefield Corporation’s Investment Committee.  Until November 1, 2015, Mr. Beker also served as Co-Chief Executive Officer of Millburn Ridgefield Corporation and Chief Executive Officer and Chairman of its affiliate The Millburn Corporation. He received a Bachelor of Arts degree in economics from New York University (“NYU”) in 1974 and a Master of Business Administration degree in finance from NYU in 1975.  From June 1975 to July 1977, Mr. Beker was employed by the investment bank Loeb Rhoades, Inc. where he developed and traded silver arbitrage strategies.  From July 1977 to June 1978, Mr. Beker was a futures trader at the commodities and securities brokerage firm of Clayton Brokerage Co. of St. Louis.  Mr. Beker has been employed by The Millburn Corporation since June 1978 and initially served as the Director of Operations for its affiliate, Millburn Partners.  During his tenure at Millburn Ridgefield Corporation (including its affiliates), he has been instrumental in the development of the research, trading and operations areas.  Mr. Beker became a principal of the firm in June 1982.

George E. Crapple . Mr. Crapple has been Co-Chairman of Millburn Ridgefield Corporation since 1984 and serves as a member of Millburn Ridgefield Corporation’s Investment Committee.  Until November 1, 2015, Mr. Crapple also served as Co-Chief Executive Officer of Millburn Ridgefield Corporation and served as Co-Chairman and Co-Chief Executive Officer at The Millburn Corporation through May 2011. In 1966, he graduated with honors from the University of Wisconsin where his field of concentration was economics and he was elected to Phi Beta Kappa.  In 1969, he graduated from Harvard Law School, magna cum laude, where he was an editor of the Harvard Law Review.  He was a lawyer with the law firm of Sidley & Austin LLP, Chicago, Illinois, from June 1969 until April 1983, as a partner since July 1975, specializing in commodities, securities, corporate and tax law.  He was first associated with Millburn Ridgefield Corporation in June 1976 and joined Millburn Ridgefield Corporation and The Millburn Corporation (including its affiliates) on April 1983 on a full-time basis.  Mr. Crapple ceased his employment with The Millburn Corporation effective May 2011.  Mr. Crapple is a past Director, Member of the Executive Committee, Chairman of the Appeals Committee and a former Chairman of the Eastern Regional Business Conduct Committee of the

29

NFA, past Chairman of the hedge fund industry group, the Managed Funds Association (the “MFA”), a former member of the Global Markets Advisory Committee of the CFTC and a former member of the board of directors of the Futures Industry Association.

Barry Goodman . Mr. Goodman became Co-Chief Executive Officer of Millburn Ridgefield Corporation on November 1, 2015, serves as a member of Millburn Ridgefield Corporation’s Investment Committee, and has served as Executive Director of Trading for Millburn Ridgefield Corporation and The Millburn Corporation since 1998. Prior to November 1, 2015, he also served as Executive Vice President of Millburn Ridgefield Corporation and The Millburn Corporation.  Mr. Goodman also plays an integral role in business and product development, and in the strategic direction of the firm as a whole.  Mr. Goodman joined Millburn Ridgefield Corporation and The Millburn Corporation (including its affiliate, Millburn Partners) in November 1982 as Assistant Director of Trading.  From September 1980 through October 1982, he was a commodity trader at the brokerage firm of E.F. Hutton & Co., Inc. (“E.F. Hutton”).  At E.F. Hutton, he also designed and maintained various technical indicators and coordinated research projects pertaining to the futures markets.  Mr. Goodman graduated magna cum laude from Harpur College of the State University of New York in 1979 with a B.A. in economics.

Grant N. Smith . Mr. Smith became Co-Chief Executive Officer of Millburn Ridgefield Corporation on November 1, 2015, serves as a member of Millburn Ridgefield Corporation’s Investment Committee, and has served as Director of Research of Millburn Ridgefield Corporation and The Millburn Corporation since 1998.  Prior to November 1, 2015, he also served as Executive Vice President of Millburn Ridgefield Corporation and The Millburn Corporation. He is responsible for the design, testing and implementation of quantitative trading strategies, as well as for planning and overseeing the computerized decision-support systems of the firm.  He received a B.S. degree from the Massachusetts Institute of Technology (“MIT”) in 1974 and an M.S. degree from MIT in 1975.  While at MIT, he held several teaching and research positions in the computer science field and participated in various projects relating to database management.  He joined the predecessor entity to The Millburn Corporation in June 1975, and has been continuously associated with Millburn Ridgefield Corporation, The Millburn Corporation and their affiliates since that time.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed and ownership of securities in the managed Fund.

Advisory Fees

The Fund is authorized to pay the Fund's Advisor an annual fee of 1.75% based on its average daily net assets. The advisory fee is paid monthly. The Fund’s Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund's total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; 12b-1 distribution plan expenses; and extraordinary expenses) at 1.99% until October 31, 2017.

The Fund may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a

30

Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. The Fund, through its rule 12b-1 distribution plan, or the Fund's Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund's shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the Statement of Additional Information entitled "Additional Compensation to Financial Intermediaries" for more information.

A discussion regarding the basis of the Board of Trustees' approval of the management agreement with the Advisor and the sub-advisory agreement between the Advisor and Sub-Advisor will be available in the Fund's semi-annual report to shareholders for the period ending December 31, 2015.

Investment Subsidiary

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts. The Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to other investors. If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, you will receive 60 days prior notice of such offer or sale.

As with the Fund, the adviser is responsible for the Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund, except the adviser receives no fees from the Subsidiary. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Subsidiary will also bear certain fees and expenses incurred in connection with its operation such as custody and other services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that any duplicative fees for similar services provided to the Fund and the Subsidiary will not be material.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the adviser is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage (each measured on a consolidated basis with the Fund) and the timing and method of the valuation of the Subsidiary's portfolio investments. These policies and restrictions are described in detail in the Fund's Statement of Additional Information ("SAI"). The Fund's

31

Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The financial statements of the Subsidiary will be consolidated in the Fund's financial statements which are included in the Fund's annual and semi-annual reports. The Fund's annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

32

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-866-447-4228

33

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust doesn't share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund Series Trust doesn't jointly market.

34

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Fund at 1-866-447-4228 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.CatalystMF.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the "SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21872

STATEMENT OF ADDITIONAL INFORMATION

December 15, 2015

MUTUAL FUND SERIES TRUST

Catalyst/Millburn Hedge Strategy Fund Class A: MBXAX Class C: MBXCX Class I: MBXIX

17605 Wright Street

Omaha, Nebraska 68130

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Catalyst/Millburn Hedge Strategy Fund (the “Fund”), dated December 15, 2015. The Fund is a separate series of the Mutual Fund Series Trust (“Trust”), an open-end management company organized as an Ohio business trust. This SAI has been incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained at no charge from the Trust by writing to the above address or calling 1-866-447-4228.

Mutual Fund Series Trust	1
Investment Restrictions	1
Other Investment Policies	2
Additional Information about Investments and Risks	3
Disclosure of Portfolio Holdings	23
Trustees and Officers	24
Organization and Management of Wholly Owned Subsidiary	29
Principal Shareholders	29
Advisor and Sub-Advisor	30
Code of Ethics	33
Transfer Agent, Fund Accounting Agent and Administrator	33
Compliance Service	34
Custodian	34
Independent Registered Public Accounting Firm	35
Counsel	35
Distributor	35
Additional Compensation to Financial Intermediaries	36
Proxy Voting Policy	37
Portfolio Turnover	37
Portfolio Transactions	37
Purchase and Redemption of Shares	39
Reduction of Up-Front Sales Charge on Class A Shares	40
Waivers of Up-Front Sales Charge on Class A Shares	41
Exchange Privilege	41
Net Asset Value	41
Tax Information	42
Investments In Foreign Securities	43
Backup Withholding	44
Foreign Shareholders	44
Wholly-Owned Subsidiary	44
Consolidated Financial Statements	45
Appendix A	46
Appendix B	48
Appendix C	62

MUTUAL FUND SERIES TRUST

The Trust (formerly known as Catalyst Funds), an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is separate non-diversified series of the Trust. There are currently several other series (or funds) and additional series may be created by the Board of Trustees of the Trust (“Board” or “Trustees”) from time to time.

Catalyst Capital Advisors LLC (“Catalyst” or the “Advisor”) acts as the investment adviser to the Fund.

Millburn Ridgefield Corporation (“Millburn” or the “Sub-Advisor”) serves as the investment sub-adviser to the Fund.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund intends to acquire all of the assets and liabilities of the Millburn Hedge Fund, L.P. (“Predecessor Fund”), in a tax-free reorganization on or about December 18, 2015 (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for shares of the Fund. Certain financial information included on the following pages is that of the Predecessor Fund

The Fund offers three classes of shares: Class A, Class C and Class I Shares. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Funds and cannot be changed unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Fund.

As a matter of fundamental policy, the Fund may not:

(a) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

1

(b) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(d) purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(e) purchase or sell physical commodities or forward contracts relating to physical commodities;

(f) make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(g) invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to interpretations of the SEC or its staff described in paragraph (b) above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, rather than rigidly deeming all such practices as impermissible forms of issuing a "senior security" under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of "covering" fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

OTHER INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board without the approval of the shareholders of the Fund:

(a) The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

(b) The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The Fund will maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

(c)                 The Fund will not purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not

2

be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Temporary Defensive Positions

From time to time, the Funds may take temporary defensive positions, which are inconsistent with a Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. A Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objective and policies of the Fund as set forth in the Prospectus.

Common Stocks. The Fund may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC rule or exemptive order. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the "5% Limitation"); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the "10% Limitation"); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same adviser. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Catalyst Funds intend to rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined

3

distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds.

Exchange Traded Funds. The Fund may invest in a range of exchange-traded funds ("ETFs"). An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the Standard & Poor's 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see "Securities of Other Investment Companies" above.

When a Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

To offset the risk of declining security prices, the Fund may invest in inverse ETFs.  Inverse ETFs are funds designed to rise in price when stock prices are falling.   Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).  Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to iShares Trust and iShares, Inc. which permits investment companies to invest in the various series of the iShares Trust and iShares, Inc. (“iShares Funds”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the iShares Funds. The Fund may seek to qualify to invest in iShares Funds in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Fund’s Advisor, considers optimal, or cause the Fund to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative. The Fund may also

4

invest in Other Investment Companies or Stock Baskets when the Advisor believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

ETFs or Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse or leveraged securities could cause a Fund to suffer significant losses.

Closed-End Investment Companies. The Fund may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Fund, together with any company or companies controlled by the Fund, and any other investment companies having a sub-adviser as an investment adviser, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the NAV per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. The Fund may also invest in preferred shares of closed-end funds.

An investor in the Fund should recognize that he may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Fund he will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Fund may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e. investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, SPACs’ public shareholders' risks include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

5

Options on Securities. The Fund may purchase put or call options on equity securities (including securities of ETFs). The Fund may also write call options and put options on stocks only if they are covered, as described below, and such options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). The Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund.

A Fund may write only call options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security. In addition, a Fund will not permit the call to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do unless the Fund arranges to have its Custodian segregate sufficient cash or liquid assets as described above), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security, cash or other liquid assets covering the call will be maintained either in a segregated status by the Fund’s Custodian or on deposit in escrow in accordance with OCC rules.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities.

6

This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the Advisor feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. If a Fund writes a put option, the purchaser of the

7

option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, that is not covered by the Fund’s having an immediate and absolute right to sell such securities, a Fund will segregate with its Custodian, or pledge to a broker as collateral any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier, which will be adjusted daily to the option’s current market value.

A Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium”. If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options. Except as described below, a Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts or the Fund arranges with its Custodian to segregate cash or other liquid assets equal in value to the exercise liability of the call option adjusted daily to the option’s current market value. When a Fund writes a call option on a broadly-based stock market index, it will segregate with its custodian, and/or pledge to a broker as collateral for the option, any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If at the close of business on any business day the market value of such qualified securities so segregated or pledged falls below 100% of the current stock index value times the multiplier times the number of contracts, a Fund will so segregate and/or pledge an amount in cash or other liquid assets or securities equal in value to the difference. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short-term U.S. Government securities, or other liquid securities (including common stocks) in a segregated account with the Custodian, it will not be subject to the requirements described in this section.

Risks of Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although a Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, and does not arrange with its Custodian to segregate cash or other liquid assets equal in value to the Fund’s exercise liability of the option adjusted daily to the option’s current market value, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

8

Risks of Options on Stock Indexes. The Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Risks of Transactions in Stock Options”. In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the Advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. Fund will not purchase or sell stock index option contracts unless and until, in the Advisor’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Fund are permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments.

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of exchange traded funds or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Fund may engage in transactions in futures contracts and options on futures contracts.

Regulation as a Commodity Pool Operator. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act (“CEA”), and the Advisor is registered as a “commodity pool operator” with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”).  As a registered commodity pool operator with respect to the Fund and the Subsidiary, the Advisor must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA.

9

Convertible Securities. The Fund may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Fund may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

10

Foreign Government Obligations. The Fund may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investment Risk.”

Bank Obligations. The Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes, including Master Notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as adviser to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Master Notes typically are not rated by credit rating agencies.

The Fund may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (an “NRSRO”). The Fund may also invest in commercial paper that is not rated but is determined by the Advisor, under guidelines established by the Trust’s Board of Trustees, to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Fund may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Fund may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

11

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by a Fund must be determined by the Advisor under guidelines approved by the Trust’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments. The Fund may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and exchange traded funds (“ETFs”) or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Fund to currency fluctuation risks.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

12

Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Depositary Receipts. The Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United State bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. The Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. The Fund will maintain with the custodian a separate account with a segregated portfolio of liquid assets consisting of cash, U.S. Government securities or other liquid high-grade debt securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of a Fund’s total assets, less liabilities other than the obligations created by these commitments.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the Advisor, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Advisor, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these

13

types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. The Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities. The Fund may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Forward Foreign Currency Exchange Contracts. A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. The Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks

14

associated with the Fund’s securities investments. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), or in a segregated custodial account, a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

As required by the 1940 Act, a Fund may purchase or sell futures contracts or options thereon only if the Fund’s liability for the futures position is “covered” by an offsetting position in a futures contract or option thereon, or by the Fund’s segregating liquid assets equal to the Fund’s liability on the futures contract or option thereon, which are adjusted daily to equal the current market value of Fund’s liability on the futures contract or option thereon. To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets, equal to the market value of the futures contract, is segregated with the Custodian and/or in a margin account with a FCM or broker, and this amount of cash or cash equivalents is adjusted daily to the current market value of the futures contract to collateralize the position and thereby ensure that the use of such futures is unleveraged. Alternatively, a Fund may cover such positions by purchasing offsetting positions, or by using a combination of offsetting positions and cash or other liquid securities or assets.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the Advisor’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Fund. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures. A Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the Advisor anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

15

Stock Index Futures. A Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Advisor anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund’s successful use of stock index futures contracts depends upon the Advisor’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A Fund may write only foreign currency options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency. A Fund may write put options on a fully covered basis on a currency the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. In addition, a Fund will not permit the option to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option

16

may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities. The Fund may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with

17

fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Fund may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the

18

structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular

19

Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Securities. A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Fund’s Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Advisor believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Fund are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(a)(2) commercial paper, as determined by the Advisor, as liquid and not subject to the investment limitations applicable to illiquid securities.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Advisor deems creditworthy under guidelines approved by the Trust’s Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Fund’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. No Fund may enter into reverse repurchase agreements

20

exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. The Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Fund may pay reasonable finders’ and custodial fees, including fees to an advisor or its affiliate, in connection with loans. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not lend their securities to any director, officer, employee, or affiliate of an advisor, the Administrator or Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales Against The Box. The Fund may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Fund may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of

21

replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The Fund may invest in "private activity" bonds. The Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund's participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which

22

proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Wholly-Owned Subsidiary. The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest the majority of its assets in commodities and other futures contracts. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Fund’s portfolio securities. The Fund’s portfolio holdings are currently disclosed to the public through filings with the SEC. The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

As a general matter, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, investment adviser, sub-investment adviser, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including duties not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed and (2) to third-party vendors, currently consisting of Morningstar Investment Services and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to

23

confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

Neither the Fund nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust, the Advisor or a sub-advisor or the Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the Advisor, the performance of the Fund, the Advisor’s costs and the profitability of the agreements to the Advisor, ancillary benefits to the Advisor or their affiliates in connection with its relationship to the Fund and the amount of fees charged in comparison to those of other investment companies.

The Board of Trustees currently has two standing committees: the Audit Committee and the Valuation Committee. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Disinterested Trustees of the Trust

Name Address Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street Omaha, NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Property, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	45	Variable Insurance Trust since 2010
24

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street Omaha, NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired; Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	45	Variable Insurance Trust since 2010
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004; Faculty Member Technical Career Institutes, since 1991.	45	Variable Insurance Trust since 2010

Interested Trustee and Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex
Jerry Szilagyi 22 High Street Huntington, NY 11743 Year of Birth: 1962	Trustee, President	Trustee since 7/2006; President since 2/2012	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 7/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, Catalyst Mutuals Fund Distributors LLC, 12/2014 to Present; Managing Member, MFund Services LLC, 1/2012 - Present; Managing Member, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, Mutual Advisors, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	45
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini	N/A
25

Year of Birth: 1968			Fund Services, 2007–2012.
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A
Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A
Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2012; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008–2012.	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015

Director, MFund Services LLC since 5/2015; Chief Compliance Officer, TCG Financial Series Trusts, 9/2015 to Present; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.

N/A
Jennifer A. Bailey 22 High Street Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014	Director of Legal Services, MFund Services LLC, since 2/2012; Attorney, Weiss & Associates, 12/2008–6/2010.	N/A

* The term of office of each Trustee is indefinite.

** The ‘Fund Complex’ includes the Trust and Variable Insurance Trust, a registered open-end investment company.

***The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund Advisor.

Leadership Structure. The Trust is led by Mr. Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interests in Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, investment advisers to other certain series of the Trust. The Board of Trustees is comprised of Mr. Szilagyi, an Interested Trustee, and Mr. Tobias Caldwell, Mr. Tiberiu Weisz and Dr. Bert Pariser,

26

each an Independent Trustee. Effective July 2, 2015, Mr. Caldwell was appointed by the Board as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees will meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. The Trustees believe this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds. Additionally, as the Managing Member of MFund Services LLC, which provides management and administrative services to the Funds, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee, reviews reports from among others, the advisors, sub-advisors, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Fund and the risk management programs of the Trust, the advisors and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to the Fund resides with the Fund’s advisor and other service providers to the Fund. Although the risk management policies of the advisor and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee. Mr. Caldwell, Mr. Weisz and Dr. Pariser serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Fund’s internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended June 30, 2015, the Audit Committee met 4 times.

Valuation Committee. The Valuation Committee is composed of (1) either the Trust's Treasurer or Assistant Treasurer and (2) either the Trust's Chief Compliance Officer or a Trustee that is independent of the adviser/sub-adviser and the fund involved in the subject valuation. The Valuation Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required. During the fiscal year ended June 30, 2015, the Valuation Committee held 23 meetings.

Background and Qualifications of the Trustees. Mr. Szilagyi is the managing member of the Advisor and of AlphaCentric Advisors LLC, an advisor to other series of the Trust. He is also President of MFund Services LLC which provides management and administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

27

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell’s experience in the real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisors to the funds.

Mr. Weisz is an attorney and provides the Board with insight and experience regarding their duties and standards of care as well as legal procedures related to the Board’s responsibilities.

Dr. Pariser in the managing partner of a technology consulting firm and has served on the Boards of many other companies. His experience with other Boards provides the Trustees with insight as to the manner in which matters are handled in other corporate settings, including the hiring and use of professionals such as counsel and audit firms.

Share Ownership in the Fund

Fund Shares Owned by Trustees as of December 31, 2014

Name of Trustee
Dollar Range of Equity Securities in Fund*	None	None	None	None
Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	Over $100,000	Over $100,000	Over $100,000	Over $100,000

*The Fund was not in operation as of December 31, 2014.

Compensation of the Board of Trustees

Effective July 2, 2015, the Independent Trustees are paid a quarterly retainer of $500 per fund in the Trust. Prior to July 2, 2015, Independent Trustees were paid a quarterly retainer of $350 per fund in the Trust. The Independent Trustees also receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust and Variable Insurance Trust to which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per Fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares.

The following table describes the compensation paid to the Trustees of the Trust during the most recent fiscal year ended June 30, 2015. The Trust has no retirement or pension plans. The Fund was not in operation during the fiscal year ended June 30, 2015. The compensation amounts provided in the table below for the Fund is the estimated compensation to be paid by the Fund to the Trustees for the fiscal year ending June 30, 2016.

Compensation Table
Name of Person, Position(s)
Aggregate Compensation from the Fund	$1.500	$1,000	$1,000	$0
Total Compensation from Fund Complex*	$76,400	$53,700	$53,700	$0

* The ‘Fund Complex’ includes the Trust and Variable Insurance Trust, a registered open-end investment company.

** Mr. Szilagyi is compensated by MFund Services LLC for administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

28

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY

The Fund may invest up to 25% of its total assets in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodities and other futures contracts.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of CMHSF, c/o Walker Global, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9001, Cayman Islands. The Subsidiary's affairs are overseen by a board of directors.

Directors. Two of the Independent Trustees, Mr. Caldwell and Mr. Weisz, also serve as Directors of the Subsidiary.

The Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary's portfolio, without compensation. The Subsidiary has also entered into arrangements with the Trust's custodian to serve as the Subsidiary's custodian and with Gemini Fund Services, LLC to serve as the Subsidiary's transfer agent, fund accountant and administrator. The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Funds. The Trust's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Trust's Board regarding the Subsidiary's compliance with its policies and procedures.

The Subsidiary pays no fee to the Advisor or Gemini Fund Services, LLC for their services. The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. The Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund's investment in the Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and Subsidiary.

PRINCIPAL SHAREHOLDERS

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the advisory agreement with the Advisor. Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund (or class of the Fund). Below are the beneficial and/or record holders of 5% or more of the Fund.

As of November 25, 2015, the following persons owned 5% or more of the outstanding shares of the Predecessor Fund:

Name and Address	Percent Ownership
Grant N. Smith 42 Lillis Road New Milford, CT 06776	17.77%
Carolyn S Wiener October 2014 HF Annuity Trust 66 Vista Drive Greenwich, CT 06830	9.58%
Jayne G. Beker 202 Commonwealth Avenue Unit 4 Boston, MA 02116	6.18%
29

As of November 25, 2015, securities of the Predecessor Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Predecessor Fund.

ADVISOR AND SUB-ADVISOR

Catalyst Capital Advisors LLC (the “Advisor”) has been retained by the Fund under a Management Agreements to act as the Fund’s adviser, subject to the authority of the Board of Trustees. Catalyst Capital Advisors was organized under the laws of New York on January 24, 2006. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The address of the Advisor is 36 N. New York Avenue, Huntington, NY 11743. Jerry Szilagyi is the controlling member of the Advisor.

The Management Agreement provides that the Advisor will provide the Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreement, the Advisor manages the investment of the assets of the Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Advisor to make investment decisions for the applicable Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rate of 1.75% of the average daily net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as adviser, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Fund’s Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Fund will be charged to the Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by the Fund.

The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; 12b-1 fees, borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in acquired funds, and extraordinary expenses) at 1.99% through October 31, 2017.

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees.

The Management Agreement with the Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority

30

of the Trustees who are not “interested persons,” or by the shareholders of the applicable Fund. Each Management Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the approval of the Management Agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated December 31, 2015.

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Sub-Investment Advisor

Millburn Ridgefield Corporation (“Sub-Advisor”), an investment advisory firm founded in 1982, has been retained to act as the sub-adviser to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. The Sub-Advisor also provides investment management or adviser services to pooled investment vehicles that it sponsors. The principal owners of the Sub-Advisor are Harvey Beker, George Crapple, Barry Goodman, and Grant Smith. The Sub-Advisor has been registered with the CFTC as a “commodity pool operator” since July of 1982 and as a “commodity trading advisor” since September of 1984, and registered with the SEC as an investment adviser in March of 2002. The Advisor and the Trustees have chosen to engage Millburn’s services as sub-adviser to the Fund in part because of Millburn’s prior expertise and performance in advising other accounts similar in objective to that of the Fund.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated December 31, 2015.

Pursuant to a separate agreement between the Advisor and Sub-Advisor, the Advisor has agreed to take such action as it may lawfully take, including recommending to the Board of Trustees to take such action, in order to effect the reversal of the Reorganization of the Predecessor Fund into the Fund with the intended result of the Fund being established as an entity independent of the Trust if the Fund fails to raise its assets by $70 million within 18 months of the Reorganization.

Portfolio Managers

Subject to the oversight and approval of the Advisor, Harvey Beker, George Crapple, Barry Goodman and Grant Smith, as portfolio managers, are jointly and primarily responsibility for the day-to-day management of the portfolio of the Fund. Messrs. Beker, Crapple, Goodman and Smith compensation is based a salary and a percentage of the net profits of the Sub-Advisor. They also participate in a 401(k) retirement plan.

As of October 31, 2015, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Messrs. Beker, Crapple, Goodman and Smith are as follows:

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles Managed	Other Accounts Managed

31

	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Harvey Beker	0	$0	12	$792	7	$677
George Crapple	0	$0	12	$792	7	$677
Barry Goodman	0	$0	12	$792	7	$677
Grant Smith	0	$0	12	$792	7	$677

Of the accounts above, the following are subject to performance-based fees:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Harvey Beker	0	$0	6	$622	5	$544
George Crapple	0	$0	6	$622	5	$544
Barry Goodman	0	$0	6	$622	5	$544
Grant Smith	0	$0	6	$622	5	$544

As of the date of this SAI, the Fund’s portfolio managers did not beneficially own any shares of the Fund.

Potential Conflicts of Interest – Advisor and Sub-Advisor

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•	With respect to securities transactions for the Fund, the Advisor or Sub-Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•	The appearance of a conflict of interest may arise where an advisor or sub-advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•	The Fund may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Fund‘s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those
32

affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

•	Each the Fund, Advisor and Sub-Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Each the Advisor, Sub-Advisor and the Fund has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

The Advisor, Sub-Advisor and Northern Lights Distributors, LLC and the Fund have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act.  The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund.  Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Fund, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement will remain in effect for an initial term of three years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting the Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the

33

SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For these services, the Fund pays GFS an annual asset-based fee of 0.13% of net assets up to $50 million, with lower fees when the collective assets all mutual funds advised by Catalyst and serviced by GFS reach certain levels, plus reimbursement of out-of-pocket expenses. The fee the Fund pays GFS’ is subject to a $24,000 minimum annual fee for the first 12 months following the commencement of operations of the Fund, a $36,000 minimum annual fee per fund for the next 12 months, and a $48,000 minimum annual fee thereafter.

MFund Services LLC (“MFund”) provides the Fund with various management and administrative services. For these services, the Fund pay MFund $5,000 annually and an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by Catalyst Capital Advisors LLC):

0.10% of net assets up to $50 million;

.07% of net assets from $50 million to $100 million;

.05% of net assets from $100 million to $250 million;

.04% of net assets from $250 million to $500 million;

.03% of net assets from $500 million to $1 billion;

.02% of net assets from $1 billion

In addition, the Fund reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of the Advisor, Catalyst Capital Advisors LLC (an advisor to other series of the Trust), and a Trustee of the Trust.

COMPLIANCE SERVICES

Pursuant to a Compliance Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Fund pays MFund an monthly base fee plus an asset-based fee. In addition, the Fund reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement.

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the Fund. The custodian has custody of all securities and cash of a Fund. The custodian, among other things, attends to

34

the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Cohen Fund Audit Services, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds. Cohen Fund Audit Services, Ltd. will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its reasonable efforts to distribute the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

The Fund has adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). Rule 12b-1 provides that any payments made by a fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under the Fund’s Plan related to the Class A Shares, the Fund incurs an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”). Class A Shares of the Fund are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Under the Fund’s Plan related to the Class C Shares, the Fund incurs an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee and Class C 12b-1 Fee are collectively referred to as the “12b-1 Fees”). Brokers receive a 1% commission from the Fund for the sale of Class C shares. The Advisor reimburses the Fund for this expense, and recoups the expense during the first year as it receives 12b-1 payments.

35

Each 12b-1 Fee may be used to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution related expenses.

The Fund’s Plans continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trust's Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). The Fund’s Plans may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to the Fund’s Plans would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in one or more of the Fund may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor or Sub-Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Advisor or Sub-Advisor may include financial assistance to dealers that enable the Advisor or Sub-Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA. The Advisor or Sub-Advisor make payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Fund may directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or

36

administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Sub-Advisor.

The proxy voting delegates may further delegate such proxy voting to a sub-adviser or a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees. A copy of the proxy voting policies are attached hereto as Appendix B.

Information on how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures is also available by calling 1-866-447-4228 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Fund’s response to market conditions. Since the Fund had not commenced operations as of the end of the Trust's last fiscal year, it does not have any annual portfolio turnover data to report. Such information will be provided in future filings.

37

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor and Sub-Advisor attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor or Sub-Advisor, be reasonable in relation to the value of the brokerage services provided, under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor or Sub-Advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor or Sub-Advisor for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor or Sub-Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s or Sub-Advisor’s overall responsibilities to the Fund and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor or Sub-Advisor and not solely or necessarily for the benefit of the Fund. The Advisor's or Sub-Advisor’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor or Sub-Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pays to the Advisor or Sub-Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisor’s receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor or Sub-Advisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor or Sub-Advisor in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor or Sub-Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor or Sub-Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor or Sub-Advisor, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, the Fund may place a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor. As the level of option writing or stock trading increases, the level of commissions paid by the Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s

38

clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible, thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, a Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the Investment Company Act of 1940, persons affiliated with the Advisor, the Distributor or an affiliate of the Advisor or Distributor, may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities.

The Management Agreements provide that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to a Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to a Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Agreement does not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Fund. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, Sub-Advisor, the Distributor or their affiliates.

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with a Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in a Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to

39

receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund at the beginning of such period. The Trust has made this election to permit funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which a Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Fund to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Fund’s Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all of the Fund to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)	Investor's current purchase of Class A shares in the Fund; and

40

(b)	The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

For the Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

Exchange Privilege

As described in the Fund’s Prospectus under “How To Redeem Shares—Exchange Privilege,” the Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds in the Trust, in the same class shares at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

NET ASSET VALUE

For the Fund, net asset value ("NAV") per share is determined by dividing the total value of the Fund's assets, less any liabilities, by the number of shares of the Fund outstanding.

The net asset value per share of the Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price

41

obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Fund's Advisor using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

TAX INFORMATION

The Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

42

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

INVESTMENTS IN FOREIGN SECURITIES

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits . A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Fund will be able to do so. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income .”

Effect of Foreign Debt Investments and Hedging on Distributions . Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities . The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

43

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from short-term capital gains and U.S. source interest income to the extent such gains and income would be exempt if earned directly by the non-U.S. investor. Under 2004 Tax Act, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will generally not be subject to a U.S. withholding tax, provided you certify you are a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by a Fund in its fiscal years beginning after December 31, 2004 and ending before January 1, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent’s death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

WHOLLY-OWNED SUBSIDIARY

The Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is

44

not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary will be a CFC. As a "U.S. Shareholder," the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income." "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

CONSOLIDATED FINANCIAL STATEMENTS

The Fund has not yet commenced operations and, therefore, has not produced consolidated financial statements. Once produced, you can obtain a copy of the consolidated financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 1-866-447-4228.

The Predecessor Fund’s audited financial statements for the periods ended December 31, 2013 and December 31, 2014, and unaudited financial statements for the ten month period ended October 31, 2015 are attached as Appendix C. The audited financial statements of the Predecessor Fund have been audited by Arthur Bell CPAs, the independent auditor for the Predecessor Fund for the periods ended December 31, 2013 and December 31, 2014.

45

Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity

46

to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

47

Appendix B

Millburn Ridgefield Corporation

Securities Proxy Voting Policies and Procedures

I.                   TYPES OF ACCOUNTS FOR WHICH Millburn Ridgefield Corporation VOTES PROXIES

Millburn Ridgefield Corporation (“Millburn”) in its capacity as general partner or investment adviser of its clients that hold securities directly (i.e., clients other than funds of funds or funds of managed accounts) votes proxies as follows: (i) for each client that has directly or impliedly authorized us to vote proxies in the investment management contract or otherwise; (ii) for each fund for which we act as adviser with the explicit or implied power to vote proxies; and (iii) for each ERISA account, if any, unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees.

II.                GENERAL GUIDELINES

These policies and procedures are adopted in conformity with Rule 206(4)-6 promulgated under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In voting proxies, Millburn is guided by general fiduciary principles. Millburn's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts for which it is voting, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. Millburn attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

III.             HOW MILLBURN VOTES

It is Millburn’s general policy, absent a particular reason to the contrary, to vote with management’s recommendations on routine matters. For non-recurring extraordinary matters, Millburn votes on a case-by-case basis, generally following the suggestions for such matters detailed below. If there is a non-recurring extraordinary matter for which there is no suggestion detailed below, Millburn votes on a case-by-case basis in accordance with the General Guidelines set forth above in Section II above.

Millburn may deviate from the general policies and procedures outlined herein when it determines that the particular circumstances warrant such deviation and in order to serve the best interests of its clients. No guidelines can provide an exhaustive list of all issues that may arise nor can Millburn anticipate all future situations.

48

IV.             UnjustIfiable costs

In certain situations, after doing a cost-benefit analysis, Millburn may abstain from voting where the cost of voting the client’s proxy would exceed the anticipated benefits to the client of the proxy proposal. Any such abstention and the reasons thereof shall be memorialized.

V.                CONFLICTS OF INTEREST

At times, conflicts may arise between the interests of a client or account, on the one hand, and the interests of Millburn or its affiliates, on the other hand. If Millburn determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, Millburn will address matters involving such conflicts of interest as follows:

(1)	if a proposal is addressed by the specific policies herein, Millburn will vote in accordance with such policies. Any decision to vote a proxy other than in accordance with the specific policies herein will be brought to the attention of the Chief Compliance Officer and that proxy will become subject to the requirements of (3) or (4) below, as applicable;
(2)	if Millburn believes it is in the best interest of a client or account to depart from the specific policies provided for herein, Millburn will be subject to the requirements of (3) or (4) below, as applicable;
(3)	if the proxy proposal is (a) not addressed by the specific policies or (b) requires a case-by-case determination by Millburn, Millburn may vote such proxy as it determines to be in the best interest of the client or account, without taking any action described in (4) below, provided that such vote would be against Millburn’s own interest in the matter (i.e., against the perceived or actual conflict). Millburn will memorialize the rationale for such vote in writing; and
(4)	if the proxy proposal is (a) not addressed by the specific policies or (b) requires a case-by-case determination by Millburn, and Millburn believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Millburn must take one of the following actions in voting such proxy:

                           (i.)      seek an independent third party for review and recommendation with respect to such proxy proposal (such third party maybe outside counsel or compliance consultant);

                         (ii.)      delegate the voting decision to an independent committee of partners, members, directors or other representatives of the client or account, as applicable; or

                       (iii.)      inform the beneficial owners of the client or account of the conflict of interest and obtain consent to (majority consent in the case of a fund) vote the proxy as recommended by Millburn. The disclosure to the client will include

49

sufficient detail regarding the matter to be voted on and the nature of the conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, Millburn may refrain from voting the securities held by that client’s account.

VI.             VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account with respect to which shares are being voted.

(1) Election of Directors

A. Voting on Director Nominees in Uncontested Elections.

We vote for director nominees.

B. Chairman and CEO is the Same Person.

We vote against shareholder proposals that would require the positions of Chairman and CEO to be held by different persons.

C. Majority of Independent Directors

1.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. In determining whether an independent director is truly independent (e.g., when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: (i) whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; (ii) whether the director has any transactional relationship with the company; (iii) whether the director is a significant customer or supplier of the company; (iv) whether the director is employed by a foundation or university that received grants or endowments from the company or its affiliates; and (v) whether there are interlocking directorships.
2.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

50

E. Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

F. Director and Officer Indemnification and Liability Protection

1.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.
2.	We vote for proposals to limit, and against proposals to eliminate entirely, director and officer liability for monetary damages for violating the duty of care.
3.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
4.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only the director's legal expenses would be covered.

G. Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

H. Mandatory Retirement Ages

We vote on a case-by-case basis for proposals to set mandatory retirement ages prior to age 80 for directors. We vote for proposals to set a mandatory retirement age of 80 for directors.

(2) Proxy Contests

A. Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors.

B. Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis against proposals to provide full reimbursement for dissidents waging a proxy contest.

51

(3) Auditors

A. Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit and audit-related services and such other non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

(4) Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

1.	We vote against proposals to classify the board, except in the case of registered, closed-end investment companies.
2.	We vote for proposals to repeal classified boards and to elect all directors annually, except in the case of registered, closed-end investment companies.

B. Shareholder Ability to Remove Directors

1.	We vote against proposals that provide that directors may be removed only for cause, except in the case of registered, closed-end investment companies.
2.	We vote for proposals to restore shareholder ability to remove directors with or without cause, except in the case of registered, closed-end investment companies.
3.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies, except in the case of registered, closed-end investment companies.
4.	We vote for proposals that permit shareholders to elect directors to fill board vacancies, except in the case of registered, closed-end investment companies.

C. Cumulative Voting

1.	We vote against proposals to eliminate cumulative voting.
2.	We vote for proposals to permit cumulative voting if there is an indication of a gap in the company’s corporate governance.
52

D. Shareholder Ability to Call Special Meetings

1.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings, except in the case of registered investment companies.
2.	We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

1.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
2.	We vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

1.	We vote for proposals that seek to fix the size of the board.
2.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

(5) Tender Offer Defenses

A. Poison Pills

1.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
2.	We vote on a case-by-case basis for shareholder proposals to redeem a company's poison pill.
3.	We vote on a case-by-case basis management proposals to ratify a poison pill.

B. Fair Price Provisions

1.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
2.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Freeze-Out Provisions

We vote for proposals to opt out of state freeze-out provisions.

53

D. Greenmail

1.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
2.	We vote on a case-by-case basis for anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

E. Unequal Voting Rights

1.	We vote against dual class exchange offers.
2.	We vote against dual class re-capitalization.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments, except in the case of registered, closed-end investment companies.
2.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

1.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations, except in the case of registered, closed-end investment companies.
2.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6) Miscellaneous Governance Provisions

A. Confidential Voting

1.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election.
2.	We vote for management proposals to adopt confidential voting.
54

B. Equal Access

Except for registered, closed-end investment companies, we vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

We vote on a case-by-case basis for bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

D. Amend Bylaws without Shareholder Consent

1.	Vote against proposal giving the board exclusive authority to amend the bylaws.
2.	Vote for proposals giving the board the ability to amend the bylaws with shareholders consent.

E. Shareholder Advisory Committees

We vote on a case-by-case basis for proposals to establish a shareholder advisory committee.

(7) Capital Structure

A. Common Stock Authorization

1.	We vote on a case-by-case basis for proposals to increase the number of shares of common stock authorized for issue, except as described below.
2.	We vote for the approval requesting increases in authorized shares if the company meets certain criteria:
a)	Company has already issued a certain percentage (i.e., greater than 50%) of the company's allotment.

b)	The proposed increase is reasonable (i.e., less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

55

B. Stock Distributions: Splits and Dividends

We vote on a case-by-case basis for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C. Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D. Blank Check Preferred Stock Authorization

We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

E. Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

F. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

G. Pre-emptive Rights

1.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:
a)	size of the company.

b)	characteristics of the size of the holding (i.e., holder owning more than 1% of the outstanding shares).

c)	percentage of the rights offering (i.e., rule of thumb is less than 5%).

2.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.
56

H. Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

I. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

(8) Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A. Shareholder Proposals to Limit Executive and Director Pay

1.	We vote on a case-by-case basis for all shareholder proposals that seek additional disclosure of executive and director pay information.
2.	We vote on a case-by-case basis for all other shareholder proposals that seek to limit executive and director pay. We have a policy of voting to limit the level of options and other equity-based compensation arrangements available to management to limit shareholder dilution and management overcompensation. We would vote against any proposals or amendments that would cause the available awards to exceed a threshold of 10% of outstanding fully diluted shares (i.e., if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans exceeds 10% of fully diluted shares). We also review the annual award as a percentage of fully diluted shares outstanding.

B. Golden Parachutes

1.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.
2.	We vote on a case-by-case basis all proposals to ratify or cancel golden parachutes.

C. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases

57

when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

(9) State/Country of Incorporation

A. Voting on State Takeover Statutes

We vote on a case-by-case basis for proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Re-incorporation Proposals

We vote on a case-by-case basis for proposals to change a company's state or country of incorporation.

(10) Mergers and Corporate Restructuring

A. Mergers and Acquisitions

We vote on a case-by-case basis for mergers and acquisitions. In determining our vote on mergers and acquisitions, we also analyze the following factors, among others:

1.	Valuation – whether the value to be received by the target shareholders (or paid by the acquirer) is reasonable.

2.	Market reaction – how the market desponded to the proposed deal.

3.	Strategic rationale – whether the deal makes sense strategically.

4.	Negotiations and process - whether the terms of the transaction were negotiated at arm’s length; whether the process was fair and equitable.

B. Corporate Restructuring

We vote on a case-by-case basis for corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

58

C. Spin-offs

We vote on a case-by-case basis for spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

We vote on a case-by-case basis for asset sales.

E. Liquidations

We vote on a case-by-case basis for liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We vote on a case-by-case basis for changing the corporate name.

(11) Social and Environmental Issues

In general, we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

1.	whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
2.	the percentage of sales, assets and earnings affected;
3.	the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
4.	whether the issues presented should be dealt with through government or company-specific action;
5.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;
59

6.	whether the company's analysis and voting recommendation to shareholders is persuasive;
7.	what other companies have done in response to the issue;
8.	whether the proposal itself is well framed and reasonable;
9.	whether implementation of the proposal would achieve the objectives sought in the proposal; and
10.	whether the subject of the proposal is best left to the discretion of the board.

The voting policy guidelines set forth in this Section V may be changed from time to time by Millburn in its sole discretion.

VII.          RECORDKEEPING AND OVERSIGHT

In accordance with Rule 204-2 under the Advisers Act, Millburn shall maintain the following records relating to proxy voting for the time periods set forth in the rule:

•	a copy of these policies and procedures, and all amendments thereto;
•	a copy of each proxy form (as voted), unless such proxy is voted electronically;
•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote, unless such material is available via EDGAR;
•	documentation relating to the identification and resolution of conflicts of interest;
•	any documents prepared by Millburn that were material to a making a decision on how to vote or that memorialized the basis for that decision; and
•	a copy of each written client request for information on how Millburn voted proxies on behalf of the client, and a copy of any written response by Millburn to any (written or oral) client request for information on how Millburn voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in Millburn’s offices.

In addition, with respect to proxy voting records of any fund registered under the Investment Company Act of 1940, Millburn shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

60

In lieu of keeping copies of proxy statements, Millburn may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Clients may obtain information on how their securities were voted or a copy of Millburn’s policies and procedures by written request.

VIII.       Procedures for Proxies

The person designated by the Securities Investment Committee (the “Designated Proxy Voter”) will be responsible for determining whether each proxy is specifically addressed by these policies and procedures. All proxies identified as governed by the specific instructions within these policies and procedures will be voted by that person in accordance with these policies.

Any proxies that are not specifically addressed by these policies and procedures will be submitted to the Securities Investment Committee, which will determine how to vote each such proxy by applying these policies. Upon making a decision, the rationale for the decision shall be documented and the proxy will be voted. The Designated Proxy Voter is responsible for the actual voting of all proxies in a timely manner and, in consultation with the Chief Compliance Officer, is responsible for monitoring the effectiveness of these policies. The Designated Proxy Voter and Chief Compliance Officer are also responsible for ensuring that adequate disclosures have been made to clients about procedures and how proxies were voted.

In the event that it is determined that the advice of an independent third party or a committee should be relied upon regarding the voting of a proxy, the Designated Proxy Voter will submit the proxy to such third party or committee for a decision. The Designated Proxy Voter will then have the proxy executed in accordance with such third party's or committee's decision.

_________________

These Proxy Voting Policies and Procedures will be reviewed on an annual basis.

61

Appendix C

Millburn Hedge Fund L.P. FINANCIAL STATEMENTS (UNAUDITED) OCTOBER 31, 2015

MILLBURN HEDGE FUND L.P.

FOR THE TEN MONTHS ENDED OCTOBER 31, 2015

PAGES

Financial Statements

Statement of Financial Condition	2

Schedule of Investments	3

Schedule of Open Futures Contracts	4 – 5

Schedule of Open Forward Currency Contracts	6 – 7

Statement of Operations	8

Statement of Changes in Partners’ Capital (Net Asset Value)	9

Notes to Financial Statements	10 – 19

MILLBURN HEDGE FUND L.P.
STATEMENT OF FINANCIAL CONDITION (UNAUDITED)
OCTOBER 31, 2015

ASSETS
Equity in futures brokers trading accounts
Cash	$1,437,189
Cash denominated in foreign currencies (cost – $293,688)	292,366
Due to futures brokers	(106,960)
Investments in United States government securities (amortized cost – $3,072,705)	3,072,137
Net unrealized gain on open futures contracts	710,662
Deposits with futures brokers	5,405,394

Cash and cash equivalents	3,460,242
Cash on deposit with securities brokers	2,037,682
Net unrealized (loss) on open forward currency contracts	(179,966)
Investment securities at value (cost – $23,209,066)	24,590,292
Investments in United States government securities (amortized cost – $5,118,433)	5,117,919
Interest and dividends receivable	10,565
Total assets	$40,442,128

LIABILITIES
Subscription received in advance	$2,679,500
Payable for securities purchased	1,887,142
Redemptions payable	290
Accrued management fees	19,886
Commissions and other trading fees on open contracts	2,171
Accrued expenses	29,465
Total liabilities	4,618,454

PARTNERS’ CAPITAL (Net Asset Value)
General Partner	1,703,095
Limited Partners	34,120,579

Total partners’ capital (Net Asset Value)	35,823,674
Total liabilities and partners’ capital	$40,442,128

See accompanying notes.

2

MILLBURN HEDGE FUND L.P.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2015
UNAUDITED

	% of	Maturity	Coupon	Principal Amount/
Description	NAV	Date	Rate	Shares	Value

Exchange Traded Funds
United States
United States Index Funds
Schwab US REIT				43,638	1,718,028
Vanguard Large-Cap				55,222	5,264,865
Vanguard Mid-Cap				55,680	6,884,275
Vanguard Small-Cap				60,177	6,864,992
Total United States (cost $19,500,213)	57.87%				20,732,160

Non-U.S.
International Index Funds
iShares China Large-Cap				3,859	147,691
iShares MSCI All Peru Capped				3,100	71,236
iShares MSCI Australia				7,657	144,868
iShares MSCI Austria				6,862	109,654
iShares MSCI Belgium				6,241	109,289
iShares MSCI Brazil				6,259	142,953
iShares MSCI Canada				5,969	142,053
iShares MSCI Chile Capped				4,162	145,222
iShares MSCI France				4,269	110,097
iShares MSCI Germany				4,146	112,397
iShares MSCI Hong Kong				7,165	146,957
iShares MSCI Israel Capped				1,428	71,953
iShares MSCI Italy Capped				7,194	106,544
iShares MSCI Japan				11,972	147,501
iShares MSCI Malaysia				13,857	142,590
iShares MSCI Mexico				2,661	145,588
iShares MSCI Netherlands				4,392	109,798
iShares MSCI Singapore				13,453	149,592
iShares MSCI South Africa				2,553	145,423
iShares MSCI South Korea Capped				2,799	152,222
iShares MSCI Spain Capped				3,467	109,046
iShares MSCI Sweden				3,547	106,945
iShares MSCI Switzerland Capped				3,367	106,978
iShares MSCI Taiwan				10,422	144,862
iShares MSCI Thailand Capped				2,203	143,586
iShares MSCI Turkey				3,741	150,601
iShares MSCI United Kingdom				6,273	109,583
Market Vectors Russia				8,733	145,936
Vanguard FTSE Emerging Markets				4,249	148,094
Wisdom Tree India Earnings				6,909	138,873
Total Non-U.S. (cost $3,708,853)	10.77%				3,858,132

Total Exchange Traded Funds (cost $23,209,066)	68.64%				24,590,292

United States Government Securities
United States Treasury Notes		04/30/16	0.375%	1,450,736	1,450,736
United States Treasury Notes		05/15/16	0.250%	2,499,219	2,499,219
United States Treasury Notes		07/15/16	0.625%	3,015,526	3,015,526
United States Treasury Notes		09/15/16	0.875%	1,224,575	1,224,575

Total United States Government Securities (amortized cost - $8,191,138)	22.86%				8,190,056

Money Market Funds
Dreyfus Treasury Prime Cash Management -
Administrative Shares - 0.0% (a)				3,114,454	3,114,454
JPMorgan U.S. Treasury Plus Money Market
Fund - Reserve - 0.0% (a)				1,769	1,769
Vanguard Admiral Treasury Money Market - .01% (a)				501	501
Vanguard Prime Money Market Fund - .08% (a)				1,888,905	1,888,905
Total Money Market Funds (cost $5,005,629)	13.97%				5,005,629

Total Investments (cost $36,405,833)	105.48%				37,785,977

Other Liabilities In Excess of Assets	-5.48%				(1,962,303)
Total Net Assets	100.00%				$35,823,674

(a)	The rate quoted is the annualized seven-day effective yield as of October 31, 2015.

See accompanying notes.

3

MILLBURN HEDGE FUND L.P.
SCHEDULE OF OPEN FUTURES CONTRACTS
OCTOBER 31, 2015
(UNAUDITED)

		Number of Contracts	Settlement	Unrealized	Unrealized
Description	Notional Amount	Purchased (Sold)	Month-Year	Appreciation	(Depreciation)

Purchase Contracts
US Treasury 10 Year Note	$6,384,400	50	DEC 2015	$—	$(38,360)
US Treasury 2 Year Note	21,428,288	98	DEC 2015	2,374	—
US Treasury 5 Year Note	10,300,478	86	DEC 2015	—	(32,251)
All Shares Index	105,744	3	DEC 2015	345	—
Amsterdam Index	203,018	2	NOV 2015	649	—
Australian 10 Year Bond	1,421,831	15	DEC 2015	7,961	—
Australian 3 Year Bond	2,936,269	36	DEC 2015	3,904	—
Australian Bank Bills	7,233	1	JUN 2016	—	(52)
Australian Bank Bills	21,700	3	SEP 2016	70	—
CAC 40 Index	754,078	14	NOV 2015	20,371	—
Canadian Governmental Bond	5,050,478	47	DEC 2015	—	(22,325)
Cocoa	97,770	3	DEC 2015	2,670	—
Corn	95,563	5	DEC 2015	—	(625)
DJ Euro Stoxx 50 Index	37,442	1	DEC 2015	—	(275)
E-Mini Nasdaq 100 Index	835,785	9	DEC 2015	1,000	—
E-Mini S&P 500 Index	414,750	4	DEC 2015	525	—
Euro Bobl	11,533,943	81	DEC 2015	33,558	—
Euro Bund	3,113,465	18	DEC 2015	13,786	—
Euro Buxl	1,041,189	6	DEC 2015	11,509	—
Europe Schatz	15,209,328	124	DEC 2015	19,992	—
Eurodollar	2,718,375	11	MAR 2017	—	(3,175)
Eurodollar	12,166,088	49	JUN 2016	1,575	—
Eurodollar	3,701,625	15	JUN 2017	2,538	—
Eurodollar	10,163,388	41	SEP 2016	5,038	—
Eurodollar	2,227,275	9	DEC 2016	—	(850)
French 10 Year Bond	4,046,720	24	DEC 2015	13,247	—
FTSE Index	97,486	1	DEC 2015	—	(1,627)
Gilts	4,359,105	24	DEC 2015	—	(22,135)
Italian 10 Year Bond	2,751,637	18	DEC 2015	22,137	—
Japanese Government Bond	12,309,221	10	DEC 2015	45,157	—
Kospi Index	770,188	7	DEC 2015	1,774	—
Kuala Lumpur Index	19,355	1	NOV 2015	—	(407)
London Aluminum	3,443,338	94	DEC 2015	—	(319,924)
London Copper	4,611,150	36	DEC 2015	6,894	—
London Lead	422,313	10	DEC 2015	—	(4,060)
London Nickel	1,446,984	24	DEC 2015	—	(29,462)
London Zinc	2,423,569	57	DEC 2015	—	(40,963)
Mini Dow Jones Industrial Index	351,880	4	DEC 2015	240	—
Mini Russell 2000 Index	579,150	5	DEC 2015	2,310	—
Platinum	49,455	1	JAN 2016	—	(340)
S&P TSX 60 Index	121,208	1	DEC 2015	—	(2,356)
Soy Meal	121,760	4	DEC 2015	—	(1,650)
Soybean	88,575	2	JAN 2016	—	(500)
Sterling Rates	3,624,971	19	MAR 2017	1,138	—
Sterling Rates	12,440,070	65	JUN 2016	12,186	—
Sterling Rates	2,858,638	15	JUN 2017	1,716	—
Sterling Rates	14,532,124	76	SEP 2016	14,789	—
Sterling Rates	4,393,001	23	DEC 2016	2,776	—
Sugar	374,035	23	MAR 2016	42,302	—
US Treasury 30 Year Bond	2,346,570	15	DEC 2015	5,500	—
Wheat	234,900	9	DEC 2015	1,113	—
Total Purchase Contracts				$301,144	$(521,337)

Sales Contracts:
Bean Oil	253,800	(15)	DEC 2015	$—	$(3,444)
Brent Crude	201,240	(4)	JAN 2016	5,510	—
Brent Crude	51,110	(1)	FEB 2016	2,450	—
Brent Crude	792,960	(16)	DEC 2015	2,190	—
CBOE VIX	199,500	(12)	NOV 2015	1,655	—
Coffee	181,425	(4)	DEC 2015	—	(2,194)
Copper	695,250	(12)	DEC 2015	7,100	—
Cotton	63,320	(2)	DEC 2015	—	(1,990)
Crude	142,410	(3)	JAN 2016	—	(5,100)
Crude	48,260	(1)	FEB 2016	—	(430)
Crude	698,850	(15)	DEC 2015	5,300	—
Gasoline RBOB	172,746	(3)	JAN 2016	—	(4,553)
Gasoline RBOB	518,616	(9)	DEC 2015	—	(23,600)
Gold	342,420	(3)	DEC 2015	2,700	—
Hang Seng Index	439,020	(3)	NOV 2015	7,948	—
Heating Oil	194,456	(3)	JAN 2016	—	(2,289)
Heating Oil	700,715	(11)	DEC 2015	—	(8,597)
H-Shares Index	134,534	(2)	NOV 2015	1,458	—
IBEX 35 Plus Index	113,163	(1)	NOV 2015	—	(1,025)

See accompanying notes.

4

MILLBURN HEDGE FUND L.P.
SCHEDULE OF OPEN FUTURES CONTRACTS (CONTINUED)
OCTOBER 31, 2015
(UNAUDITED)

		Number of Contracts	Settlement	Unrealized	Unrealized
Description	Notional Amount	Purchased (Sold)	Month-Year	Appreciation	(Depreciation)

Kansas City Wheat	222,188	(9)	DEC 2015	—	(1,450)
Live Cattle	340,140	(6)	DEC 2015	—	(9,890)
London Aluminum	5,165,006	(141)	DEC 2015	440,353	—
London Copper	4,739,238	(37)	DEC 2015	61,790	—
London Gas Oil	279,450	(6)	JAN 2016	—	(4,050)
London Gas Oil	920,000	(20)	DEC 2015	—	(7,225)
London Lead	549,006	(13)	DEC 2015	9,994	—
London Nickel	1,446,984	(24)	DEC 2015	97,164	—
London Zinc	3,231,425	(76)	DEC 2015	260,481	—
Natural Gas	249,000	(10)	JAN 2016	10,520	—
Natural Gas	276,430	(11)	FEB 2016	28,300	—
Natural Gas	250,200	(10)	MAR 2016	26,280	—
Natural Gas	464,200	(20)	DEC 2015	27,260	—
Silver	77,835	(1)	DEC 2015	390	—
Simex Nifty Index	96,924	(6)	NOV 2015	3,270	—
Simex Taiwan Index	158,000	(5)	NOV 2015	3,180	—
MSCI Singapore Index	47,890	(1)	NOV 2015	1,399	—
Total Sales Contracts				1,006,692	(75,837)
Total Futures Contracts				$1,307,836	$(597,174)
Net Unrealized Appreciation				$710,662

See accompanying notes.

5

MILLBURN HEDGE FUND L.P.
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (UNAUDITED)
OCTOBER 31, 2015

		Currency Purchased					Currency Sold
				US $ Value					US $ Value
	Settlement	Notional		on Origination	Fair	Unrealized Gain	Notional		on Origination	Fair	Unrealized Gain	Total Unrealized Gain
Counterparty	Date	Amount	Currency Abbreviation	Date	Value	(Loss)	Amount	Currency	Date	Value	(Loss)	(Loss)

Contracts Purchased:
Deutsche Bank AG	11/02/15	200,000	AUD	$141,742	$142,680	$938	(141,742)	USD	$(141,742)	$(141,742)	$—	938
Deutsche Bank AG	11/02/15	970,000	CAD	741,828	741,874	46	(741,828)	USD	(741,828)	(741,828)	—	46
Deutsche Bank AG	11/02/15	140,000	CHF	141,343	141,650	307	(141,343)	USD	(141,343)	(141,343)	—	307
Deutsche Bank AG	11/02/15	900,000	EUR	987,849	990,225	2,376	(987,849)	USD	(987,849)	(987,849)	—	2,376
Deutsche Bank AG	11/02/15	170,000	GBP	260,107	262,225	2,118	(260,107)	USD	(260,107)	(260,107)	—	2,118
Deutsche Bank AG	11/02/15	20,000,000	JPY	165,157	165,714	557	(165,157)	USD	(165,157)	(165,157)	—	557
Deutsche Bank AG	11/02/15	980,000	NOK	114,374	115,404	1,030	(114,374)	USD	(114,374)	(114,374)	—	1,030
Deutsche Bank AG	11/02/15	520,000	NZD	347,504	352,220	4,716	(347,504)	USD	(347,504)	(347,504)	—	4,716
Deutsche Bank AG	11/03/15	80,000	AUD	57,021	57,072	51	(57,021)	USD	(57,021)	(57,021)	—	51
Deutsche Bank AG	11/03/15	960,000	GBP	1,483,507	1,480,800	(2,707)	(1,483,507)	USD	(1,483,507)	(1,483,507)	—	(2,707)
Deutsche Bank AG	11/03/15	1,500,000	MXN	90,106	90,881	775	(90,106)	USD	(90,106)	(90,106)	—	775
Deutsche Bank AG	11/03/15	3,310,000	NOK	391,290	389,783	(1,507)	(391,290)	USD	(391,290)	(391,290)	—	(1,507)
Deutsche Bank AG	11/03/15	320,000	NZD	215,347	216,751	1,404	(215,347)	USD	(215,347)	(215,347)	—	1,404
Deutsche Bank AG	11/04/15	1,190,000	MXN	72,056	72,099	43	(72,056)	USD	(72,056)	(72,056)	—	43
Deutsche Bank AG	11/18/15	870,000	EUR	987,493	957,219	(30,274)	(7,988,519)	NOK	(987,493)	(940,205)	47,288	17,014
Deutsche Bank AG	11/18/15	1,790,000	AUD	1,296,593	1,275,748	(20,845)	(1,296,593)	USD	(1,296,593)	(1,296,593)	—	(20,845)
Deutsche Bank AG	11/18/15	3,960,000	CAD	3,024,332	3,028,327	3,995	(3,024,332)	USD	(3,024,332)	(3,024,332)	—	3,995
Deutsche Bank AG	11/18/15	640,000	CHF	668,081	647,916	(20,165)	(668,081)	USD	(668,081)	(668,081)	—	(20,165)
Deutsche Bank AG	11/18/15	3,230,000	EUR	3,609,937	3,554,634	(55,303)	(3,609,937)	USD	(3,609,937)	(3,609,937)	—	(55,303)
Deutsche Bank AG	11/18/15	2,070,000	GBP	3,186,063	3,192,623	6,560	(3,186,063)	USD	(3,186,063)	(3,186,063)	—	6,560
Deutsche Bank AG	11/18/15	36,730,000	INR	563,602	559,996	(3,606)	(563,602)	USD	(563,602)	(563,602)	—	(3,606)
Deutsche Bank AG	11/18/15	17,000,000	JPY	141,917	140,880	(1,037)	(141,917)	USD	(141,917)	(141,917)	—	(1,037)
Deutsche Bank AG	11/18/15	6,440,000	MXN	388,046	389,627	1,581	(388,046)	USD	(388,046)	(388,046)	—	1,581
Deutsche Bank AG	11/18/15	1,320,000	NOK	162,192	155,394	(6,798)	(162,192)	USD	(162,192)	(162,192)	—	(6,798)
Deutsche Bank AG	11/18/15	2,050,000	NZD	1,378,357	1,386,623	8,266	(1,378,357)	USD	(1,378,357)	(1,378,357)	—	8,266
Deutsche Bank AG	11/18/15	4,780,000	PLN	1,279,080	1,237,720	(41,360)	(1,279,080)	USD	(1,279,080)	(1,279,080)	—	(41,360)
Deutsche Bank AG	11/18/15	4,450,000	SEK	544,498	521,700	(22,798)	(544,498)	USD	(544,498)	(544,498)	—	(22,798)
Deutsche Bank AG	11/18/15	1,500,000	SGD	1,076,002	1,070,210	(5,792)	(1,076,002)	USD	(1,076,002)	(1,076,002)	—	(5,792)
Morgan Stanley & Co., Inc.	11/18/15	460,000	EUR	521,956	506,116	(15,840)	(4,279,725)	SEK	(521,956)	(501,620)	20,336	4,496
Morgan Stanley & Co., Inc.	11/18/15	240,000	EUR	273,002	264,062	(8,940)	(811,857)	TRY	(273,002)	(276,775)	(3,773)	(12,713)
Morgan Stanley & Co., Inc.	11/18/15	1,020,000	BRL	260,764	262,487	1,723	(260,764)	USD	(260,764)	(260,764)	—	1,723
Morgan Stanley & Co., Inc.	11/18/15	80,900,000	CLP	119,006	116,871	(2,135)	(119,006)	USD	(119,006)	(119,006)	—	(2,135)
Morgan Stanley & Co., Inc.	11/18/15	1,429,000,000	COP	490,167	492,157	1,990	(490,167)	USD	(490,167)	(490,167)	—	1,990
Morgan Stanley & Co., Inc.	11/18/15	7,370,000	CZK	309,788	299,461	(10,327)	(309,788)	USD	(309,788)	(309,788)	—	(10,327)
Morgan Stanley & Co., Inc.	11/18/15	1,320,000	ILS	341,420	341,782	362	(341,420)	USD	(341,420)	(341,420)	—	362
Morgan Stanley & Co., Inc.	11/18/15	1,033,000,000	KRW	903,651	904,244	593	(903,651)	USD	(903,651)	(903,651)	—	593
Morgan Stanley & Co., Inc.	11/18/15	14,310,000	RUB	226,658	223,111	(3,547)	(226,658)	USD	(226,658)	(226,658)	—	(3,547)
Morgan Stanley & Co., Inc.	11/18/15	940,000	TRY	321,870	320,537	(1,333)	(321,870)	USD	(321,870)	(321,870)	—	(1,333)
Morgan Stanley & Co., Inc.	11/18/15	8,080,000	ZAR	604,255	582,272	(21,983)	(704,664)	USD	(604,255)	(604,255)	—	(21,983)
Deutsche Bank AG	12/16/15	830,000	AUD	585,083	592,122	7,039	(70,008,064)	JPY	(585,083)	(581,929)	3,154	10,193
Morgan Stanley & Co., Inc.	12/16/15	890,000	AUD	1,367,628	1,372,825	5,197	(1,950,412)	GBP	(1,367,628)	(1,391,425)	(23,797)	(18,600)
Morgan Stanley & Co., Inc.	12/16/15	810,000	AUD	906,240	891,203	(15,037)	(1,291,529)	EUR	(906,240)	(921,375)	(15,135)	(30,172)
Morgan Stanley & Co., Inc.	12/16/15	530,000	EUR	593,004	583,133	(9,871)	(167,165,572)	HUF	(593,004)	(591,840)	1,164	(8,707)
Morgan Stanley & Co., Inc.	12/16/15	2,100,000	CAD	1,376,058	1,422,437	46,379	(1,807,524)	NZD	(1,376,058)	(1,382,428)	(6,370)	40,009
Morgan Stanley & Co., Inc.	12/16/15	600,000	EUR	668,130	660,152	(7,978)	(2,568,272)	PLN	(668,130)	(664,013)	4,117	(3,861)
Morgan Stanley & Co., Inc.	12/17/15	330,000	EUR	368,882	363,084	(5,798)	(5,200,752)	ZAR	(368,882)	(372,472)	(3,590)	(9,388)
				33,752,986	33,536,051	(216,935)			(33,752,986)	(33,729,592)	23,394	(193,541)
Contracts Sold:
Deutsche Bank AG	11/02/15	(200,000)	AUD	(141,894)	(142,680)	(786)	141,894	USD	141,894	141,894	—	(786)
Deutsche Bank AG	11/02/15	(970,000)	CAD	(739,366)	(741,874)	(2,508)	739,366	USD	739,366	739,366	—	(2,508)
Deutsche Bank AG	11/02/15	(140,000)	CHF	(141,303)	(141,650)	(347)	141,303	USD	141,303	141,303	—	(347)
Deutsche Bank AG	11/02/15	(900,000)	EUR	(986,811)	(990,227)	(3,416)	(987,849)	USD	986,811	986,811	—	(3,416)
Deutsche Bank AG	11/02/15	(170,000)	GBP	(259,795)	(262,225)	(2,430)	(260,107)	USD	259,795	259,795	—	(2,430)
Deutsche Bank AG	11/02/15	(20,000,000)	JPY	(165,172)	(165,714)	(542)	(165,157)	USD	165,172	165,172	—	(542)
Deutsche Bank AG	11/02/15	(980,000)	NOK	(114,143)	(115,404)	(1,261)	(114,374)	USD	114,143	114,143	—	(1,261)
Deutsche Bank AG	11/02/15	(520,000)	NZD	(347,230)	(352,222)	(4,992)	(347,504)	USD	347,230	347,230	—	(4,992)
Deutsche Bank AG	11/03/15	(80,000)	AUD	(56,847)	(57,072)	(225)	56,847	USD	56,847	56,847	—	(225)
Deutsche Bank AG	11/03/15	(960,000)	GBP	(1,477,080)	(1,480,800)	(3,720)	(1,483,507)	USD	1,477,080	1,477,080	—	(3,720)
Deutsche Bank AG	11/03/15	(1,500,000)	MXN	(90,237)	(90,881)	(644)	(90,106)	USD	90,237	90,237	—	(644)

See accompanying notes.

6

MILLBURN HEDGE FUND L.P.
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (UNAUDITED)
OCTOBER 31, 2015

		Currency Purchased					Currency Sold
				US $ Value					US $ Value
	Settlement	Notional		on Origination	Fair	Unrealized Gain	Notional		on Origination	Fair	Unrealized Gain	Total Unrealized Gain
Counterparty	Date	Amount	Currency Abbreviation	Date	Value	(Loss)	Amount	Currency	Date	Value	(Loss)	(Loss)

Deutsche Bank AG	11/03/15	(3,310,000)	NOK	(387,360)	(389,783)	(2,423)	(391,290)	USD	387,360	387,360	—	(2,423)
Deutsche Bank AG	11/03/15	(320,000)	NZD	(216,211)	(216,751)	(540)	(215,347)	USD	216,211	216,211	—	(540)
Deutsche Bank AG	11/04/15	(1,190,000)	MXN	(72,120)	(72,099)	21	(72,056)	USD	72,120	72,120	—	21
Deutsche Bank AG	11/18/15	(2,740,000)	AUD	(1,971,911)	(1,952,823)	19,088	1,971,911	USD	1,971,911	1,971,911	—	19,088
Deutsche Bank AG	11/18/15	(3,920,000)	CAD	(3,006,887)	(2,997,738)	9,149	3,006,887	USD	3,006,887	3,006,887	—	9,149
Deutsche Bank AG	11/18/15	(1,350,000)	CHF	(1,375,030)	(1,366,696)	8,334	1,375,030	USD	1,375,030	1,375,030	—	8,334
Deutsche Bank AG	11/18/15	(820,000)	EUR	(915,025)	(902,209)	12,816	(7,988,519)	NOK	915,025	892,667	(22,358)	(9,542)
Deutsche Bank AG	11/18/15	(5,450,000)	EUR	(6,060,701)	(5,997,758)	62,943	(3,609,937)	USD	6,060,701	6,060,701	—	62,943
Deutsche Bank AG	11/18/15	(2,200,000)	GBP	(3,397,879)	(3,393,127)	4,752	(3,186,063)	USD	3,397,879	3,397,879	—	4,752
Deutsche Bank AG	11/18/15	(8,910,000)	INR	(136,740)	(135,844)	896	(563,602)	USD	136,740	136,740	—	896
Deutsche Bank AG	11/18/15	(199,000,000)	JPY	(1,656,601)	(1,649,123)	7,478	(141,917)	USD	1,656,601	1,656,601	—	7,478
Deutsche Bank AG	11/18/15	(22,310,000)	MXN	(1,343,862)	(1,349,779)	(5,917)	(388,046)	USD	1,343,862	1,343,862	—	(5,917)
Deutsche Bank AG	11/18/15	(4,880,000)	NOK	(576,723)	(574,484)	2,239	(162,192)	USD	576,723	576,723	—	2,239
Deutsche Bank AG	11/18/15	(1,990,000)	NZD	(1,350,427)	(1,346,041)	4,386	(1,378,357)	USD	1,350,427	1,350,427	—	4,386
Deutsche Bank AG	11/18/15	(6,010,000)	PLN	(1,576,022)	(1,556,212)	19,810	(1,279,080)	USD	1,576,022	1,576,022	—	19,810
Deutsche Bank AG	11/18/15	(5,270,000)	SEK	(622,910)	(617,833)	5,077	(544,498)	USD	622,910	622,910	—	5,077
Deutsche Bank AG	11/18/15	(1,330,000)	SGD	(950,539)	(948,921)	1,618	(1,076,002)	USD	950,539	950,539	—	1,618
Morgan Stanley & Co., Inc.	11/18/15	(1,990,000)	BRL	(511,467)	(512,111)	(644)	511,467	USD	511,467	511,467	—	(644)
Morgan Stanley & Co., Inc.	11/18/15	(84,700,000)	CLP	(124,986)	(122,360)	2,626	124,986	USD	124,986	124,986	—	2,626
Morgan Stanley & Co., Inc.	11/18/15	(212,000,000)	COP	(71,303)	(73,014)	(1,711)	10,770	USD	71,303	71,303	—	(1,711)
Morgan Stanley & Co., Inc.	11/18/15	(20,540,000)	CZK	(835,448)	(834,593)	855	(98,781)	USD	835,448	835,448	—	855
Morgan Stanley & Co., Inc.	11/18/15	(250,000)	EUR	(284,011)	(275,065)	8,946	(4,279,725)	SEK	284,011	274,743	(9,268)	(322)
Morgan Stanley & Co., Inc.	11/18/15	(410,000)	EUR	(454,252)	(451,106)	3,146	(811,857)	TRY	454,252	451,851	(2,401)	745
Morgan Stanley & Co., Inc.	11/18/15	(960,000)	ILS	(250,720)	(248,570)	2,150	(341,420)	USD	250,720	250,720	—	2,150
Morgan Stanley & Co., Inc.	11/18/15	(68,000,000)	KRW	(59,895)	(59,524)	371	(903,651)	USD	59,895	59,895	—	371
Morgan Stanley & Co., Inc.	11/18/15	(38,730,000)	RUB	(607,671)	(603,851)	3,820	(226,658)	USD	607,671	607,671	—	3,820
Morgan Stanley & Co., Inc.	11/18/15	(2,140,000)	TRY	(722,696)	(729,734)	(7,038)	(321,870)	USD	722,696	722,696	—	(7,038)
Morgan Stanley & Co., Inc.	11/18/15	(4,550,000)	ZAR	(324,654)	(327,888)	(3,234)	(704,664)	USD	324,654	324,654	—	(3,234)
Deutsche Bank AG	12/16/15	(1,250,000)	AUD	(869,243)	(891,750)	(22,507)	103,290,325	JPY	869,243	858,584	(10,659)	(33,166)
Morgan Stanley & Co., Inc.	12/16/15	(590,000)	AUD	(659,284)	(649,148)	10,136	938,111	EUR	659,284	669,250	9,966	20,102
Morgan Stanley & Co., Inc.	12/16/15	(750,000)	AUD	(1,137,354)	(1,156,875)	(19,521)	1,612,228	GBP	1,137,354	1,150,165	12,811	(6,710)
Morgan Stanley & Co., Inc.	12/16/15	(1,800,000)	CAD	(1,126,260)	(1,219,230)	(92,970)	1,487,111	NZD	1,126,260	1,137,370	11,110	(81,860)
Morgan Stanley & Co., Inc.	12/16/15	(530,000)	EUR	(593,430)	(583,133)	10,297	(167,165,572)	HUF	593,430	587,528	(5,902)	4,395
Morgan Stanley & Co., Inc.	12/16/15	(200,000)	EUR	(221,845)	(220,051)	1,794	(2,568,272)	PLN	221,845	220,498	(1,347)	447
Morgan Stanley & Co., Inc.	12/17/15	(210,000)	EUR	(234,758)	(231,053)	3,705	(5,200,752)	ZAR	234,758	237,304	2,546	6,251

				(39,226,103)	(39,197,026)	29,077			39,226,103	39,210,601	(15,502)	13,575

				$(5,473,117)	$(5,660,975)	$(187,858)			$5,473,117	$5,481,009	$7,892	$(179,966)

Currency abbreviations:
	AUD	AUSTRALIAN DOLLAR	JPY	JAPANESE YEN
	BRL	BRAZILIAN REAL	KRW	KOREAN WON
	CAD	CANADIAN DOLLAR	MXN	MEXICAN PESO
	CHF	SWISS FRANC	NOK	NORWEGIAN KRONE
	CLP	CHILEAN PESO	NZD	NEW ZEALAND DOLLAR
	COP	COLOMBIAN PESO	PLN	POLISH ZLOTY
	CZK	CZECH KORUNA	RUB	RUSSIAN RUBLE
	EUR	EURO	SEK	SWEDISH KRONA
	GBP	BRITISH POUND	SGD	SINGAPORE DOLLAR
	HUF	HUNGARIAN FORINT	TRY	TURKISH LIRA
	ILS	ISRAELI SHEQEL	USD	U.S. DOLLAR
	INR	INDIAN RUPEE	ZAR	SOUTH AFRICAN RAND

See accompanying notes.

7

MILLBURN HEDGE FUND L.P.
STATEMENT OF OPERATIONS (UNAUDITED)
FOR TEN MONTHS ENDED OCTOBER 31, 2015

TRADING AND INVESTING GAINS (LOSSES)
Gain from trading of futures and forward currency contracts
Realized gain on futures and forward currency contracts
Futures and forward currency contracts	$4,507,565
Foreign exchange translation	(130,788)
Brokerage commissions	(152,079)

Realized gain on futures and forward currency contracts	4,224,698

Change in unrealized from futures and forward currency contracts
Futures and forward currency contracts	(108,289)
Foreign exchange translation	4,821

Change in unrealized from futures and forward currency contracts	(103,468)

Futures and forward currency contracts trading gain	4,121,230

Gain from United States government securities
Realized gain	8,859
Change in unrealized	1,489

United States government securities gain	10,348

(Loss) from trading of investment securities
Realized gain	1,147,985
Change in unrealized	(5,079,492)

Investment securities trading (loss)	(3,931,507)

Total trading and investing gains	200,071

NET INVESTMENT (LOSS)
Income
Interest	33,354
Dividends	511,441

Total income	544,795

Expenses
Interest expense	2,712
Foreign taxes	24,866
Administrative expenses	190,287
Management fees	796,145

Total expenses	1,014,010

Net investment (loss)	(469,215)

NET (LOSS)	(269,144)

Less: General Partner Allocation	290

Net (loss) available for pro rata allocation to partners	$(269,434)

See accompanying notes.

8

MILLBURN HEDGE FUND L.P.
STATEMENT OF CHANGES IN PARTNERS’ CAPITAL (NET ASSET VALUE) (UNAUDITED)
FOR THE TEN MONTHS ENDED OCTOBER 31, 2015

	Partners’ Capital
	General	Special Limited	Limited	Total
Balances at December 31, 2014	$1,677,828	$70,158	$80,039,195	$81,787,181

Additions	0	0	712,000	712,000

Redemptions	(290)	(69,814)	(46,336,259)	(46,406,363)

Net (loss) for the ten months ended October 31, 2015	25,267	(344)	(294,067)	(269,144)

General Partner Allocation	290	0	(290)	0

Balances at October 31, 2015	$1,703,095	$0	$34,120,579	$35,823,674

See accompanying notes.

9

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
FOR THE TEN MONTHS ENDED OCTOBER 31, 2015

Note 1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.	General Description of the Partnership

Millburn Hedge Fund L.P. (the Partnership) is a limited partnership which was organized in 1996 under the Delaware Revised Uniform Limited Partnership Act as amended. The Partnership commenced operations on January 2, 1997. The Partnership’s objective is to achieve substantial capital appreciation by investing in publicly traded equity securities, exchange-traded funds, and trading in various futures and forward contracts. The latter derivative financial instruments that are traded by the Partnership are volatile and involve a high degree of market risk. The Partnership is subject to the regulations of the Commodity Futures Trading Commission, an agency of the United States (U.S.) Government, which regulates most aspects of the commodity futures industry; rules of the National Futures Association, an industry self-regulatory organization; and the requirements of the exchanges, Futures Commission Merchants (futures brokers) and interbank market makers through which the Partnership trades.

B.	Method of Reporting

The Partnership’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification) is the single source of U.S. GAAP. The Partnership is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the FASB Topic 946, Financial Services – Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Pursuant to the Cash Flows Topic of the Codification, the Partnership qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

C.	Cash and Cash Equivalents

Cash and cash equivalents includes cash and investments in short-term United States (U.S.) government money market mutual funds through First Republic Securities, LLC (First Republic) in Dreyfus Treasury Prime Cash Management, and MJ Whitman LLC in JPMorgan U.S. Treasury Plus Money Market Fund. In addition, cash on deposit with securities brokers includes $1,889,406 in Vanguard money market mutual funds. Interest income includes interest-equivalent dividends on a money market mutual fund.

D.	Investment Securities

The Partnership’s investments are stated at fair value. Investment securities listed or quoted on a national securities exchange or primary market are valued at the last reported sales price on the valuation date. Listed securities for which there are no sales reported on the valuation date are valued at the last quoted bid price (ask price for securities sold short).

Security transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using the identified cost method. Any change in net unrealized gain or loss from the preceding period is reported in the statement of operations. Brokerage commissions and other trading fees are reflected as an adjustment to cost or proceeds at the time of the transaction. Dividends are recorded on the ex-dividend date. Interest is recorded on the accrual basis.

10

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
FOR THE TEN MONTHS ENDED OCTOBER 31, 2015

Note 1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E.	Futures and Forward Currency Contracts

Gains and losses are realized when contracts are liquidated. The Partnership presents the aggregate net unrealized gains with each broker or interbank market maker as net unrealized gain and the aggregate net unrealized (losses) with each broker or interbank market maker as net unrealized (loss) (i.e., net unrealized gains from one broker or interbank market maker is not off-set against net unrealized (losses) from another broker or interbank market maker) in the statement of financial condition, as there exists a right of offset of unrealized gains and losses. (see Note 6., Derivatives, for disclosures about offsetting derivative assets and liabilities.) The unrealized gains or losses on open contracts is the difference between contract trade price and quoted market price. Futures contracts are stated at fair value using the primary exchange’s closing price. Forward currency contracts are stated at fair value using spot currency rates provided by Reuters and are adjusted for interest rates and other typical adjustment factors, which represents a market and income approach. Any change in net unrealized gain or loss from the preceding period is reported in the statement of operations. Brokerage commissions on open futures contracts include other trading fees and are charged to expense when contracts are opened.

F.	United States Government Securities

U.S. Treasury Notes are valued at fair value based on the midpoint of bid/ask quotations reported daily at 3pm Eastern Standard Time by Bloomberg. Premiums and discounts are amortized into interest income in accordance with U.S. GAAP. Such securities are normally on deposit with financial institutions as collateral for performance of the Partnership’s trading obligations with respect to derivative contracts.

U.S. Treasury Note transactions are recorded on the trade date. Realized gains and losses from U.S. Treasury Note transactions are determined using the first in, first out method. Any change in net unrealized gain or loss from the preceding period is reported in the statement of operations. Brokerage commissions and other trading fees are reflected as an adjustment to cost or proceeds at the time of the transaction. Interest is recorded on the accrual basis.

G.	Income Taxes

The Partnership prepares and files calendar year U.S. and applicable state information tax returns and reports to the partners their allocable shares of the Partnership’s income, expenses and trading and investing gains or losses. The 2011 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

The Partnership applies the provisions of Codification Topic 740, Income Taxes, which prescribe the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. This accounting standard requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Partnership’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the Partnership level not deemed to meet the “more-likely-than-not” threshold would be recorded as an expense in the current year. The Partnership has elected an accounting policy to classify interest and penalties, if any, as interest expense. The General Partner has concluded there is no tax expense or interest expense related to uncertainties in income tax positions for the ten months ended October 31, 2015.

11

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
FOR THE TEN MONTHS ENDED OCTOBER 31, 2015

Note 1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H.	Foreign Currency Transactions

The Partnership’s functional currency is the U.S. dollar; however, it transacts business in currencies other than the U.S. dollar. Assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect at the date of the statement of financial condition. Income and expense items denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect during the period. Gains and losses resulting from the translation to U.S. dollars are reported in income currently.

I.	Capital Accounts

The Partnership accounts for subscriptions, allocations and redemptions on a per partner capital account basis. Income or loss prior to the management fee and General Partner Allocation is allocated pro rata to the capital accounts of all partners. The General Partner Allocation applicable to each Limited Partner is then allocated to the General Partner’s capital account from such Limited Partner’s capital account and each Limited Partner is charged its applicable management fee. See Note 8. for description of allocation of new issue profits.

Note 2.	GENERAL PARTNER

The General Partner of the Partnership is Millburn Ridgefield Corporation (the General Partner), which conducts and manages the business of the Partnership.

Prior to October 1, 2015, SIB LLC (SIB) was designated a “special limited partner” by the General Partner. SIB managed a portion of the investment securities contained in the Partnership’s portfolio and was compensated by the General Partner for these services. SIB did not provide investment advice with regard to futures, forwards or swaps.

The General Partner has the right to make all investment decisions regarding the Partnership, authorize the payments of distributions to partners, enter into customer agreements with brokers and take such other actions as it deems advisable for the conduct and operation of the business of the Partnership.

With the exception of profits and losses from “new issues”, the limited partners, special limited partner and the General Partner share in profits and losses of the Partnership on the basis of their proportionate interests of Partnership capital determined before management fees and General Partner Allocation.

No limited partner or special limited partner shall be liable for Partnership obligations in excess of their capital contribution plus their share of profits.

The General Partner is paid a management fee of 1/12 of 2% (2% per annum) of the net asset value of the Partnership as of the end of each month, prior to end of month redemptions, management fees and the General Partner’s Allocation.

In addition, the General Partner is paid an annual General Partner Allocation equal to 20% of any increase in Appreciation (as defined in the Limited Partnership Agreement) at year-end over the previous High Water Mark (as defined in the Limited Partnership Agreement). Such General Partner Allocation is charged to the limited partners’ capital accounts and added to the General Partner’s capital account.

12

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
FOR THE TEN MONTHS ENDED OCTOBER 31, 2015

Note 2.	GENERAL PARTNER (CONTINUED)

An affiliate of the General Partner provides certain accounting, administration and tax preparation services for the Partnership. Fees for these services during the ten months ended October 31, 2015 were $163,605.

Certain limited partners that are affiliated with the General Partner (affiliated limited partners) have an agreement with the General Partner that provides for reduced management fees and General Partner Allocations.

Note 3.	DEPOSITS WITH BROKERS

The Partnership deposits funds with brokers, subject to Commodity Futures Trading Commission regulations, Securities and Exchange Commission regulations and various exchange and broker requirements. Margin requirements are satisfied by the deposit of United States government securities, cash and securities with such brokers. Accordingly, assets used to meet margin and other broker or regulatory requirements are partially restricted. The Partnership earns or pays interest on its assets deposited with, or borrowed from, the brokers.

Assets deposited with the brokers are subject to credit risk. In the event of a broker’s insolvency, recovery of Partnership assets on deposit may be limited to account insurance or other protection afforded such deposits.

Note 4.	SUBSCRIPTIONS, DISTRIBUTIONS AND REDEMPTIONS

Investments in the Partnership are made by subscription agreement, subject to acceptance by the General Partner.

The Partnership is not required to make distributions, but may do so at the sole discretion of the General Partner. Generally, a Limited Partner may request and receive redemption of all or a portion of their capital at the end of a calendar quarter upon 30 days written notice to the General Partner. The General Partner has discretion to suspend redemption rights if it determines that redemptions would have a material adverse effect on the Partnership or to postpone payment of redemptions in emergency situations. Since the Partnership’s inception, redemptions have never been suspended or postponed.

Limited partnership interests may be sold in such a manner as the General Partner may determine.

Note 5.	FAIR VALUE

Fair value, as defined in the Fair Value Measurement Topic of the Codification, is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy, as set forth in the Fair Value Measurement Topic of the Codification, prioritizes the inputs to valuation techniques used to measure fair value into three broad levels: quoted market prices in active markets for identical assets or liabilities (Level 1); inputs other than quoted market prices that are observable for the asset or liability, either directly or indirectly (Level 2); and unobservable inputs for an asset or liability (Level 3). If the inputs used to measure a financial instrument fall within different levels of the fair value hierarchy, the categorization is based on the lowest level input that is significant to the measurement of that financial instrument. The Partnership recognizes transfers between fair value hierarchy levels at the beginning of the reporting period. During the ten months ended October 31, 2015, there were no transfers between fair value hierarchy levels.

13

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
FOR THE TEN MONTHS ENDED OCTOBER 31, 2015

Note 5.	FAIR VALUE (CONTINUED)

The following summarizes the Partnership’s assets and liabilities accounted for at fair value at October 31, 2015 using the fair value hierarchy. Fair value is presented on a gross basis even though certain assets and liabilities qualify for net presentation in the statement of financial condition.

Description	Level 1	Level 2	Level 3	Total
Assets
United States government securities	$8,190,056	$0	$0	$8,190,056
Futures contracts
Energies	107,810	0	0	107,810
Grains	1,113	0	0	1,113
Interest rates	220,949	0	0	220,949
Livestock	0	0	0	0
Metals	886,865	0	0	886,865
Softs	44,972	0	0	44,972
Stock indices	46,127	0	0	46,127
Total futures contracts	1,307,836	0	0	1,307,836
Forward currency contracts	0	298,696	0	298,696
Investment securities(1)	24,590,292	0	0	24,590,292
Short-term money market funds(2)	5,005,629	0	0	5,005,629
Total assets	$39,093,813	$298,696	$0	$39,392,509

Liabilities
Futures contracts
Energies	$(55,844)	$0	$0	$(55,844)
Grains	(7,669)	0	0	(7,669)
Interest rates	(119,146)	0	0	(119,146)
Livestock	(9,890)	0	0	(9,890)
Metals	(394,748)	0	0	(394,748)
Softs	(4,184)	0	0	(4,184)
Stock indices	(5,693)	0	0	(5,693)
Total futures contracts	(597,174)	0	0	(597,174)
Forward currency contracts	0	(478,662)	0	(478,662)
Total liabilities	$(597,174)	$(478,662)	$0	$(1,075,836)

(1)	See the schedule of investments for the fair values by country and industry within this category.

(2)	Included in cash and cash equivalents and cash on deposit at securities broker in the statement of financial condition.

14

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
FOR THE TEN MONTHS ENDED OCTOBER 31, 2015

Note 6.	DERIVATIVES

The Partnership engages in the speculative trading of futures contracts and forward currency contracts (collectively, “derivatives”) for the purpose of achieving capital appreciation. None of the Partnership’s derivative instruments are designated as hedging instruments, as defined in the Derivatives and Hedging Topic of the Codification, nor are they used for other risk management purposes. The General Partner actively assesses, manages and monitors risk exposure on derivatives on a contract basis, a sector basis (e.g., interest rate derivatives, agricultural derivatives, etc.), and on an overall basis in accordance with established risk parameters. Due to the speculative nature of the Partnership’s derivative trading activity, the Partnership is subject to the risk of substantial losses.

The Partnership’s derivatives held at October 31, 2015 are subject to netting agreements with the Partnership’s brokers and interbank market makers which permit the Partnership to set off recognized assets and liabilities if certain conditions exist. The following tables present gross amounts of assets and liabilities which are offset in the statement of financial condition.

	Offsetting of Derivative Assets and Liabilities
	at October 31, 2015
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of
	of Recognized	Financial	Financial
	Assets (Liabilities)	Condition	Condition
Assets
Futures Contracts(1)
Deutsche Bank Securities, Inc.	$336,251	$(150,339)	$185,912
SG Americas Securities, LLC	1,138,106	(613,356)	524,750
Total futures contracts	1,474,357	(763,695)	710,662

Liabilities
Forward Currency Contracts
Deutsche Bank A.G.	$(287,800)	$241,187	$(46,613)
Morgan Stanley & Co., Inc.	(235,779)	102,426	(133,353)
Total forward currency contracts	(523,579)	343,613	(179,966)

Within the statement of financial condition, the fair value of futures contracts is included in net unrealized gain on open futures contracts and the fair value of forward currency contracts is included in net unrealized gain or loss on open forward currency contracts.

(1)	See Note 5. for the fair value for each type of contract within this category.

15

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
FOR THE TEN MONTHS ENDED OCTOBER 31, 2015

Note 6.	DERIVATIVES (CONTINUED)

The cash and other property (for example, U.S. Treasury bills) held by each counterparty at October 31, 2015 exceeds the net derivatives liability, if any, at such counterparty.

The following presents the Partnership’s derivative trading results and information related to the volume of the Partnership’s derivative activity for the ten months ended October 31, 2015. The below captions of “Realized” and “Change in Unrealized” correspond to the captions “Realized gain on futures and forward currency contracts” and “Change in unrealized from futures and forward currency contracts” in the statement of operations.

	Gain (loss) from trading
		Change in	Number of
Futures contracts	Realized	Unrealized	Contracts Closed
Energies	$10,450	$(192,569)	3,916
Grains	(944,745)	77,226	3,343
Interest rates	3,966,032	(244,213)	19,673
Livestock	108,920	(24,250)	283
Metals	821,766	704,341	2,653
Softs	398,346	(144,345)	1,108
Stock indices	(18,844)	(300,822)	15,599

Total futures contracts	4,341,925	(124,632)	46,575

			Notional Value of
			Contracts Closed
			Long	Short
Forward currency contracts	165,640	16,343	$2,676,216,919	$2,676,382,559

Total gains and (losses) from derivatives trading	$4,507,565	$(108,289)

The number of contracts closed for futures contracts represents the number of contracts closed during the ten months ended October 31, 2015 in the applicable category. The notional value of forward currency contracts closed represents the U.S. dollar notional value of forward currency contracts closed and settled in cash for the ten months ended October 31, 2015.

Note 7.	MARKET AND CREDIT RISKS

All futures transactions of the Partnership are cleared by major securities firms, pursuant to customer agreements, including Deutsche Bank Securities Inc. (a wholly owned subsidiary of Deutsche Bank AG), J.P. Morgan Securities LLC and SG Americas Securities, LLC. The Partnership ceased clearing trades through J.P. Morgan Securities LLC during August 2015. For all forward currency transactions, the Partnership utilizes two interbank market makers, Deutsche Bank AG and Morgan Stanley & Co., Inc. The Partnership’s exchange traded funds are held by Vanguard Brokerage Services.

16

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
FOR THE TEN MONTHS ENDED OCTOBER 31, 2015

Note 7.	MARKET AND CREDIT RISKS (CONTINUED)

The Partnership engages in the speculative trading of various financial instruments including U.S. and foreign futures contracts and forward currency contracts (collectively, “derivatives”). The Partnership is exposed to both market risk, which is the risk arising from changes in the fair value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract. The Partnership also engages in the trading of stocks and exchange traded funds. Risks arise from trading stocks and exchange traded funds due to the possible illiquidity of the securities markets and from potential adverse movements in security values.

Derivative instruments are subject to various risks similar to those related to the underlying financial instruments, including market and credit risk. The Partnership uses derivative financial instruments to take speculative trading positions and to manage exposure to loss from market risk or credit risk. The risks of derivatives should not be viewed in isolation but rather should be considered on an aggregate basis along with the Partnership’s other trading activities. The Partnership manages the risks associated with derivatives along with its other trading activities in cash instruments within the Partnership’s overall risk management framework.

Market risk is the potential for changes in fair value of financial instruments from market changes, including fluctuations in market prices. Market risk is directly affected by the volatility and liquidity in the markets in which the related underlying assets are traded. The Partnership manages its exposure to market risk related to trading instruments on an aggregate basis combining the effects of cash instruments and derivative contracts.

Credit risk exists from the possibility of loss from the failure of a counterparty to perform according to the terms of a contract. Credit risk for derivative contracts may be limited to the net unrealized gain or loss as reported in the statement of financial condition for each counterparty for which a netting agreement exists. Netting is executed across products and cash collateral when such provisions are specified in the netting agreement.

Purchase and sale of futures contracts requires margin deposits with the futures brokers. Additional deposits may be necessary for any loss on contract fair value. The Commodity Exchange Act requires a futures broker to segregate all customer transactions and assets from such broker’s proprietary activities. A customer’s cash and other property (for example, U.S. Treasury bills) deposited with a futures broker are considered commingled with all other customer funds subject to the broker’s segregation requirements. In the event of a futures broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

The Partnership also engages in investing its assets in United States government securities. Risks arise from investments in United States government securities due to possible market illiquidity. United States government securities are also sensitive to changes in interest rates and economic conditions.

The Partnership has a substantial portion of its assets on deposit with brokers and dealers in securities and other financial institutions in connection with its trading of equities, forward currency contracts and its cash management activities. At October 31, 2015, the Partnership has United States government securities and a money market mutual fund on deposit with HSBC Private Bank and The Dreyfus Corporation, through an account at First Republic, respectively. Assets deposited with brokers and dealers in securities and other financial institutions in connection with the Partnership’s trading of equities and forward currency contracts could be partially restricted due to deposit or margin requirements. In the event of a financial institution’s insolvency, recovery of Partnership assets on deposit may be limited to account insurance or other protection afforded such deposits. Since forward currency contracts are traded in unregulated markets between principals, the Partnership also assumes the risk of loss from counterparty nonperformance.

17

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
FOR THE TEN MONTHS ENDED OCTOBER 31, 2015

Note 7.	MARKET AND CREDIT RISKS (CONTINUED)

The Partnership has cash on deposit with First Republic. In the event of First Republic’s insolvency, recovery of cash on deposit may be limited to account insurance or other protection afforded such deposits.

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Partnership is exposed to a market risk equal to the notional contract value of futures and forward currency contracts purchased and unlimited liability on such contracts sold short.

The General Partner has established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that it will, in fact, succeed in doing so. The Limited Partners bear the risk of loss only to the extent of the fair value of their respective investments and, in certain specific circumstances, distributions and redemptions received.

Note 8.	NEW ISSUE SECURITIES

The Partnership may purchase equity securities which are the subject of an initial public offering. Such securities are considered to be part of a “new issue”, as defined in the Conduct Rules of the Financial Industry Regulatory Authority (FINRA). Partners classified as restricted under the New Issue Rule are limited, as a group, to 10% of the Partnership’s total profits and losses from new issues. New issue profits were $258 during the ten months ended October 31, 2015.

Note 9.	INDEMNIFICATIONS

In the normal course of business, the Partnership enters into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. The Partnership expects the risk of any future obligation under these indemnifications to be remote.

18

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
FOR THE TEN MONTHS ENDED OCTOBER 31, 2015

Note 10.	FINANCIAL HIGHLIGHTS

The following information presents the financial highlights of the Partnership for the ten months ended December 31, 2015. This information has been derived from information presented in the financial statements.

Total return
Total return before General Partner Allocation (3)	0.81%
General Partner Allocation	(0.00)%
Total return after General Partner Allocation	0.81%
Ratios to average net asset value:
Expenses prior to General Partner Allocation (2)	(1.57)%
General Partner Allocation	(0.00)%
Total expenses and General Partner Allocation	(1.57)%
Net investment (loss) (1) (2)	(0.73)%

Total returns and the ratios to average net asset value are calculated for Limited Partners’ capital taken as a whole. An individual Limited Partner’s total returns and ratios may vary from the above total returns and ratios based on different management fees or General Partner Allocation arrangements, different allocations of new issue income and the timing of additions and redemptions.

(1)	Excludes General Partner Allocation.

(2)	Annualized.

(3)	Not annualized.

Note 11.	SUBSEQUENT EVENTS

During the period November 1, 2015 through December 10, 2015, additions of $3,020,000 were made to the Partnership from limited partners.

The General Partner intends to complete a statutory merger with an Ohio Business Trust on or about December 18, 2015, which will convert the Partnership to a mutual fund.

The General Partner has evaluated subsequent events through December 10, 2015, the date the financial statements were available to be issued and has determined there are no other subsequent events that require disclosure.

19

MILLBURN HEDGE FUND L.P.

FOR THE YEARS DECEMBER 31, 2014 AND 2013

PAGES

Independent Auditor’s Report	1

Financial Statements

Statements of Financial Condition	2

Schedules of Investments, Open Futures Contracts, and Open Forward Currency Contracts	3 - 15

Statements of Operations	16

Statements of Changes in Partners’ Capital (Net Asset Value)	17

Notes to Financial Statements	18 - 30

INDEPENDENT AUDITOR’S REPORT

To the Partners

Millburn Hedge Fund L.P.

We have audited the accompanying financial statements of Millburn Hedge Fund L.P., which comprise the statements of financial condition, including the schedules of investments, open futures contracts and open forward currency contracts, as of December 31, 2014 and December 31, 2013, and the related statements of operations and changes in partners’ capital (net asset value) for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Millburn Hedge Fund L.P. as of December 31, 2014 and December 31, 2013, and the results of its operations and the changes in its net asset value for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in the notes to the financial statements, we previously issued under the date of March 13, 2015 and March 24, 2014 our unqualified opinion relating to our audits of the financial statements of Millburn Hedge Fund L.P. as of and for the years ended December 31, 2014 and December 31, 2013. Such financial statements were combined in comparative form and appended to our auditor’s report in order to provide certain additional requested disclosures. Such revisions do not change the amounts of previously reported net assets or net income resulting from operations.

As discussed in the subsequent events footnote to the financial statements, the General Partner intends to convert Millburn Hedge Fund L.P. to a registered investment company in December 2015.

Hunt Valley, Maryland

November 25, 2015

MILLBURN HEDGE FUND L.P.
STATEMENTS OF FINANCIAL CONDITION
DECEMBER 31, 2014 AND 2013

	2014	2013
ASSETS
Equity in futures brokers trading accounts
Cash	$1,561,010	$2,219,802
Cash denominated in foreign currencies (cost $1,047,043 and $1,686,418)	1,039,346	1,689,512
Due to futures brokers	(226,083)	(116,750)
Investments in United States government securities
(amortized cost $7,374,597 and $6,878,361)	7,375,044	6,878,900
Net unrealized gain on open futures contracts	835,294	1,554,414
Deposits with futures brokers	10,584,611	12,225,878
Cash and cash equivalents	7,363,103	1,082,362
Cash on deposit with securities brokers	3,751,010	6,771
Net unrealized gain on open forward currency contracts	30,328	119,946
Net unrealized (loss) on open forward currency contracts	(226,637)	(107,056)
Investment securities at value (cost $28,632,404 and $23,666,743)	49,273,581	43,091,648
Investments in United States government securities (amortized cost $13,321,021 and $3,707,521 )	13,318,004	3,708,179
Redemption receivable from Millburn ExTrend Fund L.P.	0	6,248,611
Receivable for securities sold	0	472,865
Interest and dividends receivable	36,854	41,367
Total assets	$84,130,854	$66,890,571
LIABILITIES
Redemptions payable	$1,062,979	$10,472
Due to broker	0	2,309,040
Payable for securities purchased	1,140,654	374,857
Accrued management fees	91,627	47,174
Commissions and other trading fees on open contracts	4,559	8,336
Accrued expenses	43,854	29,081
Total liabilities	2,343,673	2,778,960

PARTNERS’ CAPITAL (Net Asset Value)
General Partner	1,677,828	2,148,450
Special Limited Partners	70,158	54,231
Limited Partners	80,039,195	61,908,930
Total partners’ capital
(Net Asset Value)	81,787,181	64,111,611
Total liabilities and partners’ capital (Net Asset Value)	$84,130,854	$66,890,571

See accompanying notes.

MILLBURN HEDGE FUND L.P.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

	% of	Maturity	Coupon	Principal Amount/
Description	NAV	Date	Rate	Shares	Value

Common Stocks:
North America
Automobiles & Components
American Axle & Manufacturing (a)	1.19%			42,990	$ 971,144

Capital Goods
Quanta Services (a)	2.45%			70,450	2,000,076

Consumer Durables and Apparel
Coach Inc				23,280	874,397
Lennar Corp				5,600	250,936
Lululemon Athletica Inc				32,156	1,793,983
Toll Brothers Inc (a)				16,800	575,736
	4.27%				3,495,052
Consumer Services
Carnival Corp				13,400	607,422
Texas Roadhouse Inc				55,420	1,870,979
Zoes Kitchen Inc (a)				60	1,795
	3.03%				2,480,196

Energy
Southwestern Energy Co (a)	1.19%			35,700	974,253

Pharmaceuticals, Biotechnology
Celgene Corp (a)	1.51%			11,020	1,232,697

Retailing
Boot Barn Holdings Inc (a)				140	2,548
Carmax Inc (a)				20,046	1,334,663
Dick's Sporting Goods				15,860	787,449
Francesca's Holdings Corp (a)				19,660	328,322
Lowes Companies				30,620	2,106,656
Staples Inc				29,020	525,842
Ulta Salon, Cosmetics and Fragrance Inc (a)				8,150	1,041,896
Urban Outfitters Inc (a)				39,010	1,370,421
	9.17%				7,497,797

Transportation
Heartland Express				62,332	1,683,587
J B Hunt Transportation Services				33,370	2,811,423
Knight Transportation				83,737	2,818,587
Old Dominion Freight Line Inc (a)				36,423	2,827,882
	12.40%				10,141,479

Total North America (cost $11,299,100)	35.21%				28,792,694

Europe
Transportation
Ryanair Holdings plc ADR (a)(b)				58,460	4,166,444
Safe Bulkers Inc				26,640	104,162
	5.22%				4,270,606

Total Europe (cost $1,300,284)	5.22%				4,270,606

Total Common Stocks (cost $12,599,384)	40.43%				33,063,300

Exchange Traded Funds
United States
United States Index Funds
iShares Russell 1000				14,468	1,658,469
iShares Russell 2000				27,792	3,324,514
iShares Russell Mid-Cap				19,884	3,321,385
Vanguard REIT				20,375	1,650,375
Total United States (cost $10,032,733)	12.17%				9,954,743

See accompanying notes.

MILLBURN HEDGE FUND L.P.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

	% of	Maturity	Coupon	Principal Amount/
Description	NAV	Date	Rate	Shares	Value

Non-U.S.
International Index Funds
iShares China Large-Cap				6,545	272,408
iShares MSCI All Peru Capped				3,732	119,268
iShares MSCI Australia				10,538	233,626
iShares MSCI Austria				9,449	143,440
iShares MSCI Belgium				11,586	187,752
iShares MSCI Brazil				5,665	207,155
iShares MSCI Canada				8,504	245,418
iShares MSCI Chile Capped				5,258	209,746
iShares MSCI France				6,622	163,230
iShares MSCI Germany				5,816	159,412
iShares MSCI Hong Kong				12,264	251,912
iShares MSCI Israel Capped				2,555	119,541
iShares MSCI Italy Capped				11,971	162,807
iShares MSCI Japan				20,423	229,551
iShares MSCI Malaysia				16,339	220,256
iShares MSCI Mexico				3,649	216,739
iShares MSCI Netherlands				7,170	171,410
iShares MSCI Singapore				19,492	254,954
iShares MSCI South Africa				3,930	254,743
iShares MSCI South Korea Capped				3,936	217,634
iShares MSCI Spain Capped				4,988	172,740
iShares MSCI Sweden				5,326	168,673
iShares MSCI Switzerland Capped				5,632	178,470
iShares MSCI Taiwan				17,807	269,059
iShares MSCI Thailand Capped				3,664	283,801
iShares MSCI Turkey				5,218	283,387
iShares MSCI United Kingdom				9,405	169,580
Market Vectors Russia				9,016	131,910
Vanguard FTSE Emerging Markets				6,138	245,646
Wisdom Tree India Earnings				14,117	311,270
Total Non-U.S. (cost $6,000,287)	7.65%				6,255,538

Total Exchange Traded Funds (cost $16,033,020)	19.82%				16,210,281

United States Government Securities
United States Treasury Notes		03/15/15	0.375%	3,950,000	3,952,854
United States Treasury Notes		05/15/15	0.250%	3,500,000	3,502,598
United States Treasury Notes		07/15/15	0.250%	6,510,000	6,514,577
United States Treasury Notes		09/15/15	0.250%	6,720,000	6,723,019

Total United States Government Securities	25.30%				20,693,048
(amortized cost - $20,695,618)

Money Market Funds
Dreyfus Treasury Prime Cash Management -
Administrative Shares - 0.0% (c)				6,775,224	6,775,224
JPMorgan U.S. Treasury Plus Money Market
Fund - Reserve - 0.0% (c)				1,769	1,769
	Vanguard Admiral Treasury Money Market - .01% (c)			501	501
Vanguard Prime Money Market Fund - .01% (c)				1,243,557	1,243,557

Total Money Market Funds (cost $8,021,051)	9.81%				8,021,051

Total Investments (cost $57,349,073)	95.35%				77,987,680

Other Assets In Excess of Liabilities	4.65%				3,799,501

Total Net Assets	100.00%				$ 81,787,181

(a) Non-income producing security.
(b) Foreign issued security.
(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2014.

See accompanying notes.

MILLBURN HEDGE FUND L.P.
SCHEDULE OF OPEN FUTURES CONTRACTS
DECEMBER 31, 2014

		Number of Contracts	Settlement	Unrealized	Unrealized
Description	Notional Amount	Purchased (Sold)	Month-Year	Appreciation	(Depreciation)

Purchase Contracts
3 Month Euribor	$ 4,837,454	16	MAR 2016	$ 2,346	$ -
3 Month Euribor	3,929,841	13	JUN 2016	2,240	-
3 Month Euribor	43,846,004	145	SEP 2015	36,623	-
3 Month Euribor	6,044,397	20	SEP 2016	2,331	-
3 Month Euribor	43,541,439	144	DEC 2015	13,236	-
All Shares Index	420,867	11	MAR 2015	-	(753)
Amsterdam Index	3,188,745	31	JAN 2015	95,783	-
Australian 10 Year Bond	1,466,588	14	MAR 2015	18,359	-
Australian 3 Year Bond	8,824,201	97	MAR 2015	34,183	-
Australian Bank Bills	4,063,769	5	SEP 2015	299	-
Australian Bank Bills	4,064,067	5	DEC 2015	777	-
CAC 40 Index	1,190,437	23	JAN 2015	-	(5,464)
Canada Bankers Acceptance	212,126	1	SEP 2015	11	-
Canada Bankers Acceptance	848,073	4	DEC 2015	-	(86)
Canadian Governmental Bond	6,196,697	52	MAR 2015	54,723	-
Cocoa	261,900	9	MAR 2015	2,020	-
Copper	423,825	6	MAR 2015	-	(5,750)
Corn	1,091,750	55	MAR 2015	-	(25,000)
DAX Index	893,408	3	MAR 2015	4,311	-
DJ Euro Stoxx 50 Index	2,653,980	70	MAR 2015	7,200	-
E-Mini NASDAQ 100 Index	3,809,475	45	MAR 2015	20,105	-
E-Mini S&P 500 Index	5,849,625	57	MAR 2015	74,133	-
Euro Bobl	13,716,276	87	MAR 2015	76,820	-
Eurodollar	13,587,750	55	MAR 2016	-	(16,150)
Eurodollar	6,653,475	27	JUN 2016	-	(8,700)
Eurodollar	43,465,625	175	SEP 2015	-	(15,638)
Eurodollar	3,441,725	14	SEP 2016	-	(5,113)
Eurodollar	31,707,200	128	DEC 2015	-	(33,438)
Europe Schatz	13,577,992	101	MAR 2015	8,616	-
FTSE Index	2,236,800	22	MAR 2015	-	(13,133)
Gilts	372,647	2	MAR 2015	-	(125)
Hang Seng Index	4,269,598	28	JAN 2015	15,146	-
H-Shares Index	1,546,070	20	JAN 2015	1,019	-
IBEX 35 Plus Index	1,611,628	13	JAN 2015	4,960	-
Italian 10 Year Bond	3,774,216	23	MAR 2015	31,125	-
Japanese Government Bond	7,397,824	6	MAR 2015	5,923	-
Kansas City Wheat	125,300	4	MAR 2015	-	(9,000)
Live Cattle	523,360	8	FEB 2015	-	(8,500)
London Aluminum	4,298,344	93	MAR 2015	-	(411,194)
London Copper	1,892,400	12	MAR 2015	-	(58,631)
London Nickel	635,838	7	MAR 2015	-	(44,160)
London Zinc	2,883,863	53	MAR 2015	-	(64,319)
Mini Dow Jones Industrial Average Index	4,793,040	54	MAR 2015	19,845	-
Mini Russell 2000 Index	2,641,540	22	MAR 2015	13,830	-
MSCI Singapore Index	691,748	12	JAN 2015	2,145	-
Palladium	479,040	6	MAR 2015	-	(4,615)
Platinum	60,475	1	APR 2015	830	-
S&P/TSX 60 Index	1,318,720	9	MAR 2015	11,906	-
Simex Nifty Index	1,153,542	69	JAN 2015	4,355	-
Simex Nikkei Index	3,624,912	50	MAR 2015	-	(1,314)
Simex Taiwan Index	2,024,290	59	JAN 2015	16,590	-
Soy Meal	139,040	4	MAR 2015	-	(3,720)
Soybean	51,175	1	MAR 2015	-	(1,088)
SPI 200 Index	330,038	3	MAR 2015	102	-
Sterling Rates	7,526,958	39	MAR 2016	48,985	-
Sterling Rates	7,902,570	41	JUN 2016	41,133	-
Sterling Rates	30,177,744	156	SEP 2015	104,810	-
Sterling Rates	5,967,262	31	SEP 2016	8,047	-
Sterling Rates	24,543,033	127	DEC 2015	70,185	-
Topix Index	2,348,476	20	MAR 2015	15,517	-
US Treasury 10 Year Note	13,060,091	103	MAR 2015	-	(33,297)
US Treasury 2 Year Note	85,251,660	390	MAR 2015	-	(59,500)
US Treasury 30 Year Bond	3,035,823	21	MAR 2015	26,250	-
US Treasury 5 Year Note	31,159,660	262	MAR 2015	10,453	-
Wheat	648,725	22	MAR 2015	-	(44,975)

Total Purchase Contracts				$ 907,272	$ (873,663)

Sales Contracts:
Brent Crude Oil	515,970	(9)	FEB 2015	$ -	$ (2,271)
Brent Crude Oil	232,840	(4)	MAR 2015	3,160	-
Crude Oil	799,050	(15)	FEB 2015	-	(4,840)
Crude Oil	214,800	(4)	MAR 2015	5,500	-
Gasoline RBOB	1,112,832	(18)	FEB 2015	44,743	-

See accompanying notes.

MILLBURN HEDGE FUND L.P.
SCHEDULE OF OPEN FUTURES CONTRACTS (CONTINUED)
DECEMBER 31, 2014

		Number of Contracts	Settlement	Unrealized	Unrealized
Description	Notional Amount	Purchased (Sold)	Month-Year	Appreciation	(Depreciation)

Gasoline RBOB	315,840	(5)	MAR 2015	3,881	-
Heating Oil	385,056	(5)	FEB 2015	-	(2,390)
Heating Oil	305,290	(4)	MAR 2015	3,247	-
London Gas Oil	1,668,000	(32)	FEB 2015	46,700	-
London Gas Oil	367,675	(7)	MAR 2015	5,775	-
Natual Gas	433,350	(15)	FEB 2015	35,080	-
Natual Gas	144,800	(5)	MAR 2015	22,980	-
Natual Gas	518,580	(18)	APR 2015	37,750	-
Natual Gas	696,960	(24)	MAY 2015	45,220	-
Euro Bund	3,206,643	(17)	MAR 2015	-	(23,501)
Euro Buxl	937,745	(5)	MAR 2015	-	(13,457)
French 10 Year Bond	4,275,799	(24)	MAR 2015	-	(42,452)
Lean Hogs	292,320	(9)	FEB 2015	22,860	-
Gold	1,302,510	(11)	FEB 2015	7,830	-
London Aluminum	4,252,125	(92)	MAR 2015	251,950	-
London Copper	1,419,300	(9)	MAR 2015	39,513	-
London Lead	185,800	(4)	MAR 2015	17,550	-
London Nickel	908,340	(10)	MAR 2015	34,452	-
London Zinc	2,176,500	(40)	MAR 2015	14,550	-
Silver	311,980	(4)	MAR 2015	9,770	-
Coffee	374,850	(6)	MAR 2015	5,831	-
Cotton	602,700	(20)	MAR 2015	5,855	-
Sugar	1,268,467	(78)	MAR 2015	171,427	-
CBOE VIX	162,225	(9)	JAN 2015	-	(19,125)
Kospi Index	7,363,232	(66)	MAR 2015	74,140	-
Kuala Lumpur Index	50,079	(2)	JAN 2015	-	(43)

Total Sales Contracts				909,764	(108,079)
Total Futures Contracts				$ 1,817,036	$ (981,742)
Net Unrealized Appreciation				$ 835,294

See accompanying notes.

MILLBURN HEDGE FUND L.P.
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
DECEMBER 31, 2014

		Currency Purchased					Currency Sold
Counterparty	Settlement Date	Notional Amount	Currency Abbreviation	US $ Value on Origination Date	Fair Value	Unrealized Gain (Loss)	Notional Amount	Currency Abbreviation	US $ Value on Origination Date	Fair Value	Unrealized Gain (Loss)	Total Unrealized Gain (Loss)

Contracts Purchased:
Morgan Stanley & Co., Inc.	01/02/15	170,000	AUD	$ 139,176	$ 138,972	$ (204)	(139,176)	USD	$ (139,176)	$ (139,176)	$ -	$ (204)
Deutsche Bank AG	01/02/15	130,000	EUR	158,131	157,320	(811)	(158,131)	USD	(158,131)	(158,131)	-	(811)
Morgan Stanley & Co., Inc.	01/02/15	580,000	GBP	902,724	904,104	1,380	(902,724)	USD	(902,724)	(902,724)	-	1,380
Morgan Stanley & Co., Inc.	01/02/15	35,070,000	MXN	2,379,332	2,379,080	(252)	(2,379,332)	USD	(2,379,332)	(2,379,332)	-	(252)
Morgan Stanley & Co., Inc.	01/02/15	280,000	NOK	37,432	37,459	27	(37,432)	USD	(37,432)	(37,432)	-	27
Deutsche Bank AG	01/05/15	1,130,000	EUR	1,367,944	1,367,470	(474)	(1,367,944)	USD	(1,367,944)	(1,367,944)	-	(474)
Morgan Stanley & Co., Inc.	01/05/15	150,000	GBP	233,772	233,820	48	(233,772)	USD	(233,772)	(233,772)	-	48
Deutsche Bank AG	01/05/15	74,000,000	JPY	613,482	617,361	3,879	(613,482)	USD	(613,482)	(613,482)	-	3,879
Morgan Stanley & Co., Inc.	01/05/15	15,410,000	MXN	1,044,776	1,045,383	607	(1,044,776)	USD	(1,044,776)	(1,044,776)	-	607
Morgan Stanley & Co., Inc.	01/05/15	40,000	NOK	5,349	5,351	2	(5,349)	USD	(5,349)	(5,349)	-	2
Deutsche Bank AG	01/05/15	200,000	NZD	156,910	156,000	(910)	(156,910)	USD	(156,910)	(156,910)	-	(910)
Morgan Stanley & Co., Inc.	01/05/15	90,000	SEK	11,509	11,548	39	(11,509)	USD	(11,509)	(11,509)	-	39
Deutsche Bank AG	01/06/15	70,000	CHF	70,456	70,437	(19)	(70,456)	USD	(70,456)	(70,456)	-	(19)
Deutsche Bank AG	01/06/15	18,000,000	JPY	150,197	150,169	(28)	(150,197)	USD	(150,197)	(150,197)	-	(28)
Deutsche Bank AG	01/06/15	140,000	NZD	109,817	109,200	(617)	(109,817)	USD	(109,817)	(109,817)	-	(617)
Morgan Stanley & Co., Inc.	01/21/15	390,000	AUD	316,271	318,321	2,050	(316,271)	USD	(316,271)	(316,271)	-	2,050
Morgan Stanley & Co., Inc.	01/21/15	5,100,000	BRL	1,895,956	1,908,883	12,927	(1,895,956)	USD	(1,895,956)	(1,895,956)	-	12,927
Deutsche Bank AG	01/21/15	2,820,000	CAD	2,423,671	2,424,903	1,232	(2,423,671)	USD	(2,423,671)	(2,423,671)	-	1,232
Deutsche Bank AG	01/21/15	2,590,000	CHF	2,677,942	2,607,069	(70,873)	(2,677,943)	USD	(2,677,942)	(2,677,943)	-	(70,873)
Morgan Stanley & Co., Inc.	01/21/15	10,800,000	CLP	17,763	17,759	(4)	(17,763)	USD	(17,763)	(17,763)	-	(4)
Morgan Stanley & Co., Inc.	01/21/15	3,881,000,000	COP	1,645,190	1,630,456	(14,734)	(1,645,190)	USD	(1,645,190)	(1,645,190)	-	(14,734)
Morgan Stanley & Co., Inc.	01/21/15	3,800,000	CZK	166,938	166,028	(910)	(166,938)	USD	(166,938)	(166,938)	-	(910)
Deutsche Bank AG	01/21/15	5,560,000	EUR	6,891,479	6,729,930	(161,549)	(6,891,479)	USD	(6,891,479)	(6,891,479)	-	(161,549)
Morgan Stanley & Co., Inc.	01/21/15	1,720,000	GBP	2,693,234	2,680,691	(12,543)	(2,693,233)	USD	(2,693,234)	(2,693,233)	-	(12,543)
Morgan Stanley & Co., Inc.	01/21/15	8,400,000	ILS	2,128,850	2,153,807	24,957	(2,128,850)	USD	(2,128,850)	(2,128,850)	-	24,957
Deutsche Bank AG	01/21/15	302,270,000	INR	4,813,983	4,765,262	(48,721)	(4,813,983)	USD	(4,813,983)	(4,813,983)	-	(48,721)
Deutsche Bank AG	01/21/15	1,043,000,000	JPY	8,817,812	8,703,026	(114,786)	(8,817,812)	USD	(8,817,812)	(8,817,812)	-	(114,786)
Morgan Stanley & Co., Inc.	01/21/15	25,000,000	KRW	22,989	22,833	(156)	(22,989)	USD	(22,989)	(22,989)	-	(156)
Morgan Stanley & Co., Inc.	01/21/15	115,420,000	MXN	7,916,250	7,819,699	(96,551)	(7,916,250)	USD	(7,916,250)	(7,916,250)	-	(96,551)
Morgan Stanley & Co., Inc.	01/21/15	14,620,000	NOK	1,964,126	1,954,700	(9,426)	(1,964,126)	USD	(1,964,126)	(1,964,126)	-	(9,426)
Deutsche Bank AG	01/21/15	2,900,000	NZD	2,235,858	2,256,806	20,948	(2,235,858)	USD	(2,235,858)	(2,235,858)	-	20,948
Deutsche Bank AG	01/21/15	7,710,000	PLN	2,168,601	2,173,760	5,159	(2,168,601)	USD	(2,168,601)	(2,168,601)	-	5,159
Morgan Stanley & Co., Inc.	01/21/15	54,670,000	RUB	915,777	929,121	13,344	(915,777)	USD	(915,777)	(915,777)	-	13,344
Morgan Stanley & Co., Inc.	01/21/15	850,000	SEK	108,270	109,071	801	(108,270)	USD	(108,270)	(108,270)	-	801
Deutsche Bank AG	01/21/15	3,500,000	SGD	2,655,718	2,642,087	(13,631)	(2,655,718)	USD	(2,655,718)	(2,655,718)	-	(13,631)
Morgan Stanley & Co., Inc.	01/21/15	1,120,000	TRY	479,795	476,778	(3,017)	(479,795)	USD	(479,795)	(479,795)	-	(3,017)
Morgan Stanley & Co., Inc.	01/21/15	9,540,000	ZAR	816,627	821,914	5,287	(816,627)	USD	(816,627)	(816,627)	-	5,287
Morgan Stanley & Co., Inc.	03/18/15	1,100,000	EUR	1,355,992	1,331,166	(24,826)	(1,656,407)	AUD	(1,355,992)	(1,354,086)	1,906	(22,920)
Morgan Stanley & Co., Inc.	03/18/15	1,070,000	GBP	1,674,895	1,667,916	(6,979)	(2,024,744)	AUD	(1,674,895)	(1,655,193)	19,702	12,723
Deutsche Bank AG	03/18/15	1,850,000	AUD	1,527,175	1,512,344	(14,831)	(179,492,735)	JPY	(1,527,175)	(1,506,813)	20,362	5,531
Morgan Stanley & Co., Inc.	03/18/15	1,680,000	NZD	1,299,396	1,310,400	11,004	(1,508,249)	CAD	(1,299,396)	(1,297,531)	1,865	12,869
Morgan Stanley & Co., Inc.	03/18/15	2,710,000	EUR	3,322,746	3,279,507	(43,239)	(75,012,570)	CZK	(3,322,746)	(3,276,445)	46,301	3,062
Morgan Stanley & Co., Inc.	03/18/15	3,830,000	EUR	4,670,216	4,634,876	(35,340)	(1,214,469,500)	HUF	(4,670,216)	(4,629,286)	40,930	5,590
Deutsche Bank AG	03/18/15	620,000	EUR	767,901	750,293	(17,608)	(5,603,539)	NOK	(767,901)	(747,498)	20,403	2,795
Morgan Stanley & Co., Inc.	03/18/15	6,940,000	EUR	8,475,720	8,398,443	(77,277)	(29,896,489)	PLN	(8,475,720)	(8,402,859)	72,861	(4,416)

See accompanying notes.

MILLBURN HEDGE FUND L.P.
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (CONTINUED)
DECEMBER 31, 2014

		Currency Purchased					Currency Sold
Counterparty	Settlement Date	Notional Amount	Currency Abbreviation	US $ Value on Origination Date	Fair Value	Unrealized Gain (Loss)	Notional Amount	Currency Abbreviation	US $ Value on Origination Date	Fair Value	Unrealized Gain (Loss)	Total Unrealized Gain (Loss)

Morgan Stanley & Co., Inc.	03/18/15	1,060,000	EUR	1,312,863	1,282,759	(30,104)	(9,921,282)	SEK	(1,312,863)	(1,272,456)	40,407	10,303
Morgan Stanley & Co., Inc.	03/18/15	1,300,000	EUR	1,613,452	1,573,196	(40,256)	(3,891,334)	TRY	(1,613,452)	(1,635,674)	(22,222)	(62,478)
Morgan Stanley & Co., Inc.	03/18/15	1,440,000	EUR	1,791,431	1,742,618	(48,813)	(21,321,886)	ZAR	(1,791,431)	(1,818,937)	(27,506)	(76,319)

				88,965,894	88,180,096	(785,798)			(88,965,894)	(88,750,885)	215,009	(570,789)
Contracts Sold:
Morgan Stanley & Co., Inc.	01/02/15	(170,000)	AUD	(139,415)	(138,972)	443	139,415	USD	139,415	139,415	-	443
Deutsche Bank AG	01/02/15	(130,000)	EUR	(158,168)	(157,320)	848	158,168	USD	158,168	158,168	-	848
Morgan Stanley & Co., Inc.	01/02/15	(580,000)	GBP	(901,418)	(904,104)	(2,686)	901,418	USD	901,418	901,418	-	(2,686)
Morgan Stanley & Co., Inc.	01/02/15	(35,070,000)	MXN	(2,380,209)	(2,379,079)	1,130	2,380,209	USD	2,380,209	2,380,209	-	1,130
Morgan Stanley & Co., Inc.	01/02/15	(280,000)	NOK	(37,561)	(37,459)	102	37,561	USD	37,561	37,561	-	102
Deutsche Bank AG	01/05/15	(1,130,000)	EUR	(1,367,859)	(1,367,472)	387	1,367,859	USD	1,367,859	1,367,859	-	387
Morgan Stanley & Co., Inc.	01/05/15	(150,000)	GBP	(233,783)	(233,820)	(37)	233,783	USD	233,783	233,783	-	(37)
Deutsche Bank AG	01/05/15	(74,000,000)	JPY	(613,567)	(617,361)	(3,794)	613,567	USD	613,567	613,567	-	(3,794)
Morgan Stanley & Co., Inc.	01/05/15	(15,410,000)	MXN	(1,044,682)	(1,045,384)	(702)	1,044,682	USD	1,044,682	1,044,682	-	(702)
Morgan Stanley & Co., Inc.	01/05/15	(40,000)	NOK	(5,342)	(5,351)	(9)	5,342	USD	5,342	5,342	-	(9)
Deutsche Bank AG	01/05/15	(200,000)	NZD	(156,670)	(156,000)	670	156,670	USD	156,670	156,670	-	670
Morgan Stanley & Co., Inc.	01/05/15	(90,000)	SEK	(11,550)	(11,548)	2	11,550	USD	11,550	11,550	-	2
Deutsche Bank AG	01/06/15	(70,000)	CHF	(70,454)	(70,437)	17	70,454	USD	70,454	70,454	-	17
Deutsche Bank AG	01/06/15	(18,000,000)	JPY	(150,230)	(150,169)	61	150,230	USD	150,230	150,230	-	61
Deutsche Bank AG	01/06/15	(140,000)	NZD	(109,252)	(109,200)	52	109,252	USD	109,252	109,252	-	52
Morgan Stanley & Co., Inc.	01/21/15	(710,000)	AUD	(586,376)	(579,509)	6,867	586,376	USD	586,376	586,376	-	6,867
Morgan Stanley & Co., Inc.	01/21/15	(4,180,000)	BRL	(1,536,125)	(1,564,534)	(28,409)	1,536,125	USD	1,536,125	1,536,125	-	(28,409)
Deutsche Bank AG	01/21/15	(5,370,000)	CAD	(4,643,764)	(4,617,635)	26,129	4,643,764	USD	4,643,764	4,643,764	-	26,129
Deutsche Bank AG	01/21/15	(10,270,000)	CHF	(10,524,887)	(10,337,680)	187,207	10,524,885	USD	10,524,887	10,524,885	-	187,207
Morgan Stanley & Co., Inc.	01/21/15	(1,185,100,000)	CLP	(1,920,998)	(1,948,721)	(27,723)	1,920,998	USD	1,920,998	1,920,998	-	(27,723)
Morgan Stanley & Co., Inc.	01/21/15	(881,000,000)	COP	(375,886)	(370,119)	5,767	(1,155,152)	USD	375,886	375,886	-	5,767
Morgan Stanley & Co., Inc.	01/21/15	(122,820,000)	CZK	(5,510,726)	(5,366,203)	144,523	1,967,166	USD	5,510,726	5,510,726	-	144,523
Deutsche Bank AG	01/21/15	(9,580,000)	EUR	(11,765,437)	(11,595,813)	169,624	(6,891,479)	USD	11,765,437	11,765,437	-	169,624
Morgan Stanley & Co., Inc.	01/21/15	(3,330,000)	GBP	(5,208,835)	(5,189,942)	18,893	(2,693,233)	USD	5,208,835	5,208,836	-	18,893
Morgan Stanley & Co., Inc.	01/21/15	(4,390,000)	ILS	(1,121,185)	(1,125,620)	(4,435)	(2,128,850)	USD	1,121,185	1,121,185	-	(4,435)
Deutsche Bank AG	01/21/15	(270,910,000)	INR	(4,229,013)	(4,270,875)	(41,862)	(4,813,983)	USD	4,229,013	4,229,013	-	(41,862)
Deutsche Bank AG	01/21/15	(818,000,000)	JPY	(6,833,160)	(6,825,577)	7,583	(8,817,812)	USD	6,833,160	6,833,160	-	7,583
Morgan Stanley & Co., Inc.	01/21/15	(2,718,000,000)	KRW	(2,468,678)	(2,482,434)	(13,756)	(22,989)	USD	2,468,678	2,468,678	-	(13,756)
Morgan Stanley & Co., Inc.	01/21/15	(76,110,000)	MXN	(5,200,218)	(5,156,448)	43,770	(7,916,250)	USD	5,200,218	5,200,218	-	43,770
Morgan Stanley & Co., Inc.	01/21/15	(10,520,000)	NOK	(1,430,685)	(1,406,529)	24,156	(1,964,126)	USD	1,430,685	1,430,685	-	24,156
Deutsche Bank AG	01/21/15	(780,000)	NZD	(602,232)	(607,003)	(4,771)	(2,235,858)	USD	602,232	602,232	-	(4,771)
Deutsche Bank AG	01/21/15	(7,300,000)	PLN	(2,126,315)	(2,058,164)	68,151	(2,168,601)	USD	2,126,315	2,126,315	-	68,151
Morgan Stanley & Co., Inc.	01/21/15	(39,430,000)	RUB	(563,706)	(670,115)	(106,409)	(915,777)	USD	563,706	563,706	-	(106,409)
Morgan Stanley & Co., Inc.	01/21/15	(10,730,000)	SEK	(1,421,738)	(1,376,851)	44,887	(108,270)	USD	1,421,738	1,421,738	-	44,887
Deutsche Bank AG	01/21/15	(30,000)	SGD	(22,691)	(22,646)	45	(2,655,718)	USD	22,691	22,691	-	45
Morgan Stanley & Co., Inc.	01/21/15	(2,090,000)	TRY	(890,142)	(889,704)	438	(479,795)	USD	890,142	890,142	-	438
Morgan Stanley & Co., Inc.	01/21/15	(22,200,000)	ZAR	(1,915,644)	(1,912,629)	3,015	(816,627)	USD	1,915,644	1,915,644	-	3,015
Morgan Stanley & Co., Inc.	03/18/15	(10,000)	EUR	(12,102)	(12,102)	-	(1,656,407)	AUD	12,102	12,177	75	75
Morgan Stanley & Co., Inc.	03/18/15	(10,000)	GBP	(15,588)	(15,588)	-	(2,024,744)	AUD	15,588	15,656	68	68
Deutsche Bank AG	03/18/15	(470,000)	AUD	(381,166)	(384,217)	(3,051)	(179,492,735)	JPY	381,166	375,291	(5,875)	(8,926)

See accompanying notes.

MILLBURN HEDGE FUND L.P.
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (CONTINUED)
DECEMBER 31, 2014

		Currency Purchased					Currency Sold
Counterparty	Settlement Date	Notional Amount	Currency Abbreviation	US $ Value on Origination Date	Fair Value	Unrealized Gain (Loss)	Notional Amount	Currency Abbreviation	US $ Value on Origination Date	Fair Value	Unrealized Gain (Loss)	Total Unrealized Gain (Loss)

Morgan Stanley & Co., Inc.	03/18/15	(1,210,000)	NZD	(944,708)	(943,800)	908	(1,508,249)	CAD	944,708	928,631	(16,077)	(15,169)
Morgan Stanley & Co., Inc.	03/18/15	(30,000)	EUR	(36,305)	(36,305)	-	(75,012,570)	CZK	36,305	36,271	(34)	(34)
Morgan Stanley & Co., Inc.	03/18/15	(2,350,000)	EUR	(2,911,754)	(2,843,853)	67,901	(1,214,469,500)	HUF	2,911,754	2,771,309	(140,445)	(72,544)
Deutsche Bank AG	03/18/15	(150,000)	EUR	(185,077)	(181,523)	3,554	(5,603,539)	NOK	185,077	183,305	(1,772)	1,782
Morgan Stanley & Co., Inc.	03/18/15	(5,640,000)	EUR	(6,944,422)	(6,825,247)	119,175	(29,896,489)	PLN	6,944,422	6,712,993	(231,429)	(112,254)
Morgan Stanley & Co., Inc.	03/18/15	(160,000)	EUR	(193,624)	(193,624)	-	(9,921,282)	SEK	193,624	193,636	12	12
Morgan Stanley & Co., Inc.	03/18/15	(2,110,000)	EUR	(2,613,341)	(2,553,417)	59,924	(3,891,334)	TRY	2,613,341	2,549,254	(64,087)	(4,163)
Morgan Stanley & Co., Inc.	03/18/15	(1,980,000)	EUR	(2,450,796)	(2,396,098)	54,698	(21,321,886)	ZAR	2,450,796	2,461,557	10,761	65,459

				(94,967,484)	(94,144,201)	823,283			94,967,484	94,518,680	(448,803)	374,480

				$ (6,001,590)	$ (5,964,105)	$ 37,485			$ 6,001,590	$ 5,767,795	$ (233,794)	$ (196,309)

		Currency abbreviations:
			AUD	AUSTRALIAN DOLLAR				JPY	JAPANESE YEN
			BRL	BRAZILIAN REAL				KRW	KOREAN WON
			CAD	CANADIAN DOLLAR				MXN	MEXICAN PESO
			CHF	SWISS FRANC				NOK	NORWEGIAN KRONE
			CLP	CHILEAN PESO				NZD	NEW ZEALAND DOLLAR
			COP	COLOMBIAN PESO				PLN	POLISH ZLOTY
			CZK	CZECH KORUNA				RUB	RUSSIAN RUBLE
			EUR	EURO				SEK	SWEDISH KRONA
			GBP	BRITISH POUND				SGD	SINGAPORE DOLLAR
			HUF	HUNGARIAN FORINT				TRY	TURKISH LIRA
			ILS	ISRAELI SHEKEL				USD	U.S. DOLLAR
			INR	INDIAN RUPEE				ZAR	SOUTH AFRICAN RAND

See accompanying notes.

MILLBURN HEDGE FUND L.P.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

	% of	Maturity	Coupon	Principal Amount/
Description	NAV	Date	Rate	Shares	Value

Common Stocks:
North America
Automobiles & Components
American Axle & Manufacturing (a)				48,510	$ 992,030
Thor Industries Inc				15,380	849,437
	2.87%				1,841,467

Capital Goods
Quanta Services (a)	3.92%			79,580	2,511,545

Consumer Durables and Apparel
Coach Inc				26,250	1,473,412
Lennar Corp				5,600	221,536
Lululemon Athletica Inc				42,036	2,481,385
Toll Brothers Inc (a)				18,990	702,630
	7.61%				4,878,963
Consumer Services
Carnival Corp				15,120	607,370
Texas Roadhouse Inc				62,530	1,738,334
	3.66%				2,345,704

Energy
Southwestern Energy Co (a)	2.47%			40,260	1,583,426

Pharmaceuticals, Biotechnology
Celgene Corp (a)	1.67%			6,320	1,067,878

Retailing
Carmax Inc (a)				22,626	1,063,875
Dick's Sporting Goods				17,880	1,038,828
Francesca's Holdings Corp (a)				22,100	406,640
Lowes Companies				34,540	1,711,457
Staples Inc				32,750	520,398
Ulta Salon, Cosmetics and Fragrance Inc (a)				9,100	878,332
Urban Outfitters Inc (a)				55,980	2,076,858
	12.00%				7,696,388

Transportation
Heartland Express				70,362	1,380,502
J B Hunt Transportation Services				37,410	2,891,793
Knight Transportation				94,532	1,733,717
Old Dominion Freight Line Inc (a)				71,172	3,773,539
	15.25%				9,779,551

Total North America (cost $15,179,587)	49.45%				31,704,922

Europe
Capital Goods
ABB Ltd ADR (b)	1.72%			41,510	1,102,506

Transportation
Ryanair Holdings plc ADR (a)(b)				73,720	3,459,680
Safe Bulkers Inc				30,060	312,624
	7.60%				3,772,304

Total Europe (cost $2,654,163)	7.60%				4,874,810

Total Common Stocks (cost $17,833,750)	57.06%				36,579,732

See accompanying notes.

MILLBURN HEDGE FUND L.P.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013

	% of	Maturity	Coupon	Principal Amount/
Description	NAV	Date	Rate	Shares	Value

Exchange Traded Funds
Non-U.S.
International Index Funds
iShares China Large-Cap				6,374	244,589
iShares MSCI All Peru Capped				3,679	123,832
iShares MSCI Australia				10,056	245,061
iShares MSCI Austria				9,161	181,477
iShares MSCI Belgium				11,386	186,623
iShares MSCI Brazil				5,490	245,283
iShares MSCI Canada				8,331	242,934
iShares MSCI Chile Capped				5,176	245,917
iShares MSCI France				6,430	182,931
iShares MSCI Germany				5,701	181,068
iShares MSCI Hong Kong				11,842	243,946
iShares MSCI Israel Capped				2,511	121,587
iShares MSCI Italy Capped				11,727	182,817
iShares MSCI Japan				20,169	244,832
iShares MSCI Malaysia				15,710	248,531
iShares MSCI Mexico				3,600	244,777
iShares MSCI Netherlands				7,019	181,993
iShares MSCI Singapore				18,863	248,423
iShares MSCI South Africa				3,847	248,063
iShares MSCI South Korea Capped				3,890	251,556
iShares MSCI Spain Capped				4,781	184,420
iShares MSCI Sweden				5,142	184,222
iShares MSCI Switzerland Capped				5,506	181,640
iShares MSCI Taiwan				17,467	251,867
iShares MSCI Thailand Capped				3,581	245,817
iShares MSCI Turkey				5,134	244,665
iShares MSCI United Kingdom				8,805	183,838
Market Vectors Russia				8,658	249,959
Vanguard FTSE Emerging Markets				5,973	245,738
Wisdom Tree India Earnings				13,963	243,510
Total Exchange Traded Funds (cost $5,832,993)	10.16%				6,511,916

United States Government Securities
United States Treasury Notes		03/15/14	1.250%	2,650,000	2,656,315
United States Treasury Notes		05/14/14	1.000%	3,500,000	3,511,826
United States Treasury Notes		07/15/14	0.625%	2,510,000	2,517,157
United States Treasury Notes		09/15/14	0.250%	1,900,000	1,901,781

Total United States Government Securities	16.51%				10,587,079
(amortized cost - $10,585,882)

Money Market Funds
Dreyfus Treasury Prime Cash Management -
Administrative Shares - 0.0% (c)				328,223	328,223
JPMorgan U.S. Treasury Plus Money Market
Fund - Reserve - 0.0% (c)				1,769	1,769
	Vanguard Admiral Treasury Money Market - .01% (c)			501	501
Vanguard Prime Money Market Fund - .01% (c)				4,806	4,806

Total Money Market Funds (cost $335,299)	0.52%				335,299

Total Investments (cost $34,587,924)	84.25%				54,014,026

Other Assets In Excess of Liabilities	15.75%				10,097,585

Total Net Assets	100.00%				$ 64,111,611

(a) Non-income producing security.
(b) Foreign issued security.
(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2013.

See accompanying notes.

MILLBURN HEDGE FUND L.P.
SCHEDULE OF OPEN FUTURES CONTRACTS
DECEMBER 31, 2013

		Number of Contracts	Settlement	Unrealized	Unrealized
Description	Notional Amount	Purchased (Sold)	Month-Year	Appreciation	(Depreciation)

Purchase Contracts
3 Month Euribor	$ 77,750,437	227	SEP 2014	$ 12,558	$ -
3 Month Euribor	76,342,073	223	DEC 2014	-	(37,213)
All Shares Index	1,940,272	49	MAR 2014	78,005	-
Amsterdam Index	4,645,284	42	JAN 2014	129,033	-
Australian Bank Bills	39,047,034	44	JUN 2014	-	(848)
Australian Bank Bills	35,491,216	40	SEP 2014	2,000	-
Brent Crude Oil	5,650,800	51	FEB 2014	1,500	-
Brent Crude Oil	552,650	5	MAR 2014	-	(450)
Brent Crude Oil	771,890	7	APR 2014	8,720	-
CAC 40 Index	3,190,360	54	JAN 2014	77,320	-
Canada Bankers Acceptance	14,630,662	63	JUN 2014	2,281	-
Canadian Governmental Bond	1,669,122	14	MAR 2014	-	(2,380)
Cocoa	379,260	14	MAR 2014	-	(9,660)
Cocoa	217,280	8	MAY 2014	-	(3,150)
Coffee	127,069	3	MAY 2014	-	(2,194)
Copper	4,245,625	50	MAR 2014	136,488	-
Copper	253,875	3	MAY 2014	88	-
Corn	316,500	15	MAR 2014	-	(3,875)
Cotton	126,960	3	MAR 2014	335	-
Cotton	168,800	4	MAY 2014	165	-
Crude Oil	4,035,220	41	FEB 2014	-	(31,920)
Crude Oil	1,379,700	14	MAR 2014	-	(5,590)
DAX Index	1,650,286	5	MAR 2014	67,589	-
DJ Euro Stoxx 50 Index	3,972,765	93	MAR 2014	177,290	-
E-Mini NASDAQ 100 Index	3,583,750	50	MAR 2014	31,655	-
E-Mini S&P 500 Index	3,129,700	34	MAR 2014	65,083	-
Euro Bobl	8,038,072	47	MAR 2014	-	(33,220)
Euro Bund	3,060,515	16	MAR 2014	-	(20,754)
Euro Buxl	167,710	1	MAR 2014	-	(1,347)
Eurodollar	77,466,213	311	SEP 2014	16,825	-
Eurodollar	101,312,475	407	DEC 2014	-	(77,888)
French 10 Year Bond	5,058,416	28	MAR 2014	-	(51,501)
FTSE China A50 Index	78,100	11	JAN 2014	815	-
FTSE Index	5,323,441	48	MAR 2014	71,792	-
Gasoline RBOB	2,574,264	22	FEB 2014	-	(15,994)
Gasoline RBOB	1,055,376	9	MAR 2014	23,121	-
Gold	601,150	5	FEB 2014	-	(2,330)
Hang Seng Index	4,964,948	33	JAN 2014	63,146	-
Heating Oil	2,446,030	19	FEB 2014	7,594	-
Heating Oil	1,539,116	12	MAR 2014	9,954	-
H-Shares Index	2,514,673	36	JAN 2014	18,042	-
IBEX 35 Plus Index	4,069,499	30	JAN 2014	91,703	-
Italian 10 Year Bond	4,103,173	26	MAR 2014	22,610	-
Japanese Government Bond	24,493,325	18	MAR 2014	-	(113,648)
Kansas City Wheat	480,375	15	MAR 2014	-	(33,263)
Kospi Index	4,175,285	33	MAR 2014	47,033	-
Kuala Lumpur Index	740,308	26	JAN 2014	6,832	-
Lean Hogs	72,540	2	APR 2014	-	(830)
Live Cattle	1,023,150	19	FEB 2014	7,420	-
Live Cattle	1,136,520	21	APR 2014	4,080	-
London Aluminum	8,345,588	186	MAR 2014	55,256	-
London Copper	6,260,888	34	MAR 2014	150,238	-
London Gas Oil	283,275	3	JAN 2014	5,325	-
London Gas Oil	1,698,300	18	FEB 2014	-	(750)
London Gas Oil	376,700	4	MAR 2014	100	-
London Lead	1,775,200	32	MAR 2014	37,084	-
London Nickel	2,750,220	33	MAR 2014	9,069	-
London Tin	670,350	6	MAR 2014	-	(18,035)
London Zinc	9,261,000	180	MAR 2014	400,081	-
Mini Dow Jones Industrial Average Index	3,381,270	41	MAR 2014	74,525	-
Mini Russell 2000	3,484,200	30	MAR 2014	20,050	-
MSCI Singapore Index	1,793,599	31	JAN 2014	18,742	-
Natural Gas	423,000	10	FEB 2014	-	(20,630)
Natural Gas	964,390	23	MAR 2014	-	(25,570)
Natural Gas	328,400	8	APR 2014	-	(2,640)
Natural Gas	368,550	9	MAY 2014	-	(5,140)
S&P/TSX 60 Index	5,142,091	35	MAR 2014	93,614	-
Simex Nifty Index	927,246	73	JAN 2014	651	-
Simex Nikkei Index	4,398,456	57	MAR 2014	165,535	-
Simex Taiwan Index	2,850,080	94	JAN 2014	54,750	-
Soy Meal	792,300	19	MAR 2014	-	(28,380)
Soybean Oil	727,818	31	MAR 2014	-	(20,724)
Soybeans	2,326,500	36	MAR 2014	-	(53,350)

See accompanying notes.

MILLBURN HEDGE FUND L.P.
SCHEDULE OF OPEN FUTURES CONTRACTS (CONTINUED)
DECEMBER 31, 2013

		Number of Contracts	Settlement	Unrealized	Unrealized
Description	Notional Amount	Purchased (Sold)	Month-Year	Appreciation	(Depreciation)

Soybeans	319,250	5	MAY 2014	-	(3,288)
SPI 200 Index	6,174,358	52	MAR 2014	99,402	-
Sterling Rates	16,843,302	82	SEP 2014	-	(22,479)
Sterling Rates	12,714,646	62	DEC 2014	-	(27,074)
Sugar	312,446	17	MAR 2014	-	(762)
Topix Index	5,070,258	41	MAR 2014	213,055	-
US Treasury 2 Year Note	100,673,896	458	MAR 2014	-	(170,344)
Wheat	1,240,763	41	MAR 2014	-	(33,513)

Total Purchase Contracts				2,578,554	(880,734)

Sales Contracts:
Australian 10 Year Bond	(3,174,579)	(31)	MAR 2014	-	(24,522)
Australian 3 Year Bond	(3,586,863)	(37)	MAR 2014	-	(13,414)
Brent Crude Oil	(2,431,660)	(22)	MAR 2014	-	(24,600)
CBOE VIX	(544,050)	(39)	JAN 2014	31,310	-
Cocoa	(216,720)	(8)	MAR 2014	3,320	-
Coffee	(456,638)	(11)	MAR 2014	7,594	-
Copper	(254,738)	(3)	MAR 2014	-	(75)
Corn	(322,688)	(15)	MAY 2014	5,713	-
Corn	(548,600)	(26)	MAR 2014	13,513	-
Cotton	(169,280)	(4)	MAR 2014	-	(10)
Crude Oil	(1,082,620)	(11)	FEB 2014	8,370	-
Europe Schatz	(11,066,934)	(73)	MAR 2014	-	(4,515)
Gasoline RBOB	(585,060)	(5)	FEB 2014	-	(15,086)
Gilts	(7,058,179)	(40)	MAR 2014	9,124	-
Heating Oil	(1,416,122)	(11)	FEB 2014	-	(15,939)
Kansas City Wheat	(482,250)	(15)	MAY 2014	31,750	-
Kansas City Wheat	(320,250)	(10)	MAR 2014	14,350	-
Lean Hogs	(102,510)	(3)	FEB 2014	1,980	-
Live Cattle	(1,130,850)	(21)	FEB 2014	-	(4,470)
London Gas Oil	(283,050)	(3)	FEB 2014	-	(5,325)
Natural Gas	(972,900)	(23)	FEB 2014	25,910	-
Silver	(96,850)	(1)	MAR 2014	1,850	-
Soybean Oil	(734,514)	(31)	MAY 2014	21,282	-
Soybean Oil	(821,730)	(35)	MAR 2014	21,840	-
Soybeans	(323,125)	(5)	MAR 2014	2,813	-
Sugar	(315,302)	(17)	MAY 2014	325	-
Sugar	(1,268,165)	(69)	MAR 2014	11,122	-
US Treasury 10 Year Note	(3,076,175)	(25)	MAR 2014	3,328	-
US Treasury 5 Year Note	(17,061,759)	(143)	MAR 2014	2,984	-
Wheat	(1,254,600)	(41)	MAY 2014	32,463	-
Wheat	(393,413)	(13)	MAR 2014	725	-
London Aluminum	(6,236,756)	(139)	MAR 2014	-	(40,483)
London Copper	(1,473,150)	(8)	MAR 2014	-	(64,019)
London Lead	(332,850)	(6)	MAR 2014	-	(20,181)
London Nickel	(750,060)	(9)	MAR 2014	6,510	-
London Tin	(670,350)	(6)	MAR 2014	4,820	-
London Zinc	(4,733,400)	(92)	MAR 2014	-	(173,763)

Total Sales Contracts				262,996	(406,402)
Total Futures Contracts				2,841,550	$ (1,287,136)
Net Unrealized Appreciation				$ 1,554,414

See accompanying notes.

MILLBURN HEDGE FUND L.P.
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
DECEMBER 31, 2013

		Currency Purchased					Currency Sold
Counterparty	Settlement Date	Notional Amount	Currency Abbreviation	US $ Value on Origination Date	Fair Value	Unrealized Gain (Loss)	Notional Amount	Currency Abbreviation	US $ Value on Origination Date	Fair Value	Unrealized Gain (Loss)	Total Unrealized Gain (Loss)

Contracts Purchased:
Barclays Capital Inc.	01/02/14	640,000	EUR	$ 883,419	$ 879,648	$ (3,771)	(883,420)	USD	$ (883,420)	$ (883,420)	$ -	$ (3,771)
Morgan Stanley & Co., Inc.	01/03/14	90,000	CHF	101,423	100,773	(650)	(101,423)	USD	(101,423)	(101,423)	-	(650)
Barclays Capital Inc.	01/03/14	90,000	SEK	13,992	13,970	(22)	(13,992)	USD	(13,992)	(13,992)	-	(22)
Barclays Capital Inc.	01/06/14	460,000	NZD	378,554	378,534	(20)	(378,554)	USD	(378,554)	(378,554)	-	(20)
Barclays Capital Inc.	01/07/14	252,000,000	JPY	2,393,192	2,392,593	(599)	(2,393,192)	USD	(2,393,192)	(2,393,192)	-	(599)
Morgan Stanley & Co., Inc.	01/15/14	5,360,000	AUD	4,815,215	4,782,215	(33,000)	(4,815,215)	USD	(4,815,215)	(4,815,215)	-	(33,000)
Morgan Stanley & Co., Inc.	01/15/14	3,300,000	BRL	1,400,411	1,391,694	(8,717)	(1,400,411)	USD	(1,400,411)	(1,400,411)	-	(8,717)
Morgan Stanley & Co., Inc.	01/15/14	5,820,000	CAD	5,479,385	5,472,759	(6,626)	(5,479,385)	USD	(5,479,385)	(5,479,385)	-	(6,626)
Morgan Stanley & Co., Inc.	01/15/14	3,400,000	CHF	3,809,400	3,807,438	(1,962)	(3,809,400)	USD	(3,809,400)	(3,809,400)	-	(1,962)
Morgan Stanley & Co., Inc.	01/15/14	1,354,000,000	COP	703,029	701,329	(1,700)	(703,029)	USD	(703,029)	(703,029)	-	(1,700)
Morgan Stanley & Co., Inc.	01/15/14	64,690,000	CZK	3,240,615	3,253,853	13,238	(3,240,615)	USD	(3,240,615)	(3,240,615)	-	13,238
Barclays Capital Inc.	01/15/14	9,020,000	EUR	12,410,015	12,397,449	(12,566)	(12,410,015)	USD	(12,410,015)	(12,410,015)	-	(12,566)
Barclays Capital Inc.	01/15/14	2,580,000	GBP	4,224,171	4,271,851	47,680	(4,224,171)	USD	(4,224,171)	(4,224,171)	-	47,680
Morgan Stanley & Co., Inc.	01/15/14	14,280,000	ILS	4,085,455	4,112,180	26,725	(4,085,455)	USD	(4,085,455)	(4,085,455)	-	26,725
Deutsche Bank AG	01/15/14	421,550,000	INR	6,803,183	6,795,650	(7,533)	(6,803,183)	USD	(6,803,183)	(6,803,183)	-	(7,533)
Barclays Capital Inc.	01/15/14	206,000,000	JPY	1,984,162	1,955,991	(28,171)	(1,984,162)	USD	(1,984,162)	(1,984,162)	-	(28,171)
Morgan Stanley & Co., Inc.	01/15/14	10,159,000,000	KRW	9,631,736	9,662,556	30,820	(9,631,736)	USD	(9,631,736)	(9,631,736)	-	30,820
Morgan Stanley & Co., Inc.	01/15/14	70,310,000	MXN	5,425,448	5,371,517	(53,931)	(5,425,448)	USD	(5,425,448)	(5,425,448)	-	(53,931)
Morgan Stanley & Co., Inc.	01/15/14	3,950,000	NOK	644,026	649,333	5,307	(644,026)	USD	(644,026)	(644,026)	-	5,307
Barclays Capital Inc.	01/15/14	11,150,000	NZD	9,179,024	9,165,043	(13,981)	(9,179,024)	USD	(9,179,024)	(9,179,024)	-	(13,981)
Deutsche Bank AG	01/15/14	16,770,000	PLN	5,497,888	5,559,375	61,487	(5,497,888)	USD	(5,497,888)	(5,497,888)	-	61,487
Morgan Stanley & Co., Inc.	01/15/14	93,000,000	RUB	2,826,993	2,820,270	(6,723)	(2,826,993)	USD	(2,826,993)	(2,826,993)	-	(6,723)
Barclays Capital Inc.	01/15/14	14,450,000	SEK	2,213,176	2,242,363	29,187	(2,213,176)	USD	(2,213,176)	(2,213,176)	-	29,187
Morgan Stanley & Co., Inc.	01/15/14	16,410,000	SGD	13,100,358	12,999,019	(101,339)	(13,100,358)	USD	(13,100,358)	(13,100,358)	-	(101,339)
Morgan Stanley & Co., Inc.	01/15/14	6,330,000	TRY	3,068,788	2,937,392	(131,396)	(3,068,788)	USD	(3,068,788)	(3,068,788)	-	(131,396)
Barclays Capital Inc.	01/15/14	6,580,000	ZAR	635,094	623,465	(11,629)	(635,094)	USD	(635,094)	(635,094)	-	(11,629)
Deutsche Bank AG	03/19/14	32,870,000	INR	527,101	531,533	4,432	(527,101)	USD	(527,101)	(527,101)	-	4,432
Deutsche Bank AG	03/19/14	3,200,000	PLN	1,044,034	1,057,503	13,469	(1,044,034)	USD	(1,044,034)	(1,044,034)	-	13,469
Morgan Stanley & Co., Inc.	03/19/14	1,400,000	SGD	1,118,586	1,108,999	(9,587)	(1,118,586)	USD	(1,118,586)	(1,118,586)	-	(9,587)
Morgan Stanley & Co., Inc.	03/19/14	1,080,000	EUR	1,488,534	1,484,406	(4,128)	(1,646,190)	AUD	(1,488,534)	(1,462,848)	25,686	21,558
Barclays Capital Inc.	03/19/14	890,000	GBP	1,459,790	1,473,766	13,976	(1,615,652)	AUD	(1,459,790)	(1,436,459)	23,331	37,307
Morgan Stanley & Co., Inc.	03/19/14	2,110,000	NZD	1,741,275	1,736,319	(4,956)	(1,846,436)	CAD	(1,741,275)	(1,743,432)	(2,157)	(7,113)
Morgan Stanley & Co., Inc.	03/19/14	540,000	EUR	743,632	742,204	(1,428)	(14,793,330)	CZK	(743,632)	(744,480)	(848)	(2,276)
Morgan Stanley & Co., Inc.	03/19/14	180,000	EUR	247,235	247,401	166	(54,657,000)	HUF	(247,235)	(251,721)	(4,486)	(4,320)
Barclays Capital Inc.	03/19/14	680,000	AUD	615,813	607,308	(8,505)	(63,129,800)	JPY	(615,813)	(602,645)	13,168	4,663
Deutsche Bank AG	03/19/14	620,000	EUR	851,540	852,160	620	(5,241,801)	NOK	(851,540)	(859,738)	(8,198)	(7,578)
Barclays Capital Inc.	03/19/14	840,000	EUR	1,158,218	1,154,539	(3,679)	(7,560,243)	SEK	(1,158,218)	(1,171,993)	(13,775)	(17,454)
Morgan Stanley & Co., Inc.	03/19/14	1,490,000	EUR	2,050,487	2,047,931	(2,556)	(4,235,231)	TRY	(2,050,487)	(1,939,651)	110,835	108,279
Morgan Stanley & Co., Inc.	03/19/14	1,370,000	EUR	1,874,579	1,882,997	8,418	(19,852,348)	ZAR	(1,874,579)	(1,864,272)	10,307	18,725

				119,868,976	119,665,326	(203,650)			(119,868,977)	(119,715,113)	153,863	(49,787)
Contracts Sold:
Barclays Capital Inc.	01/02/14	(640,000)	EUR	(880,432)	(879,648)	784	880,432	USD	880,432	880,432	-	784
Morgan Stanley & Co., Inc.	01/03/14	(90,000)	CHF	(101,386)	(100,773)	613	101,386	USD	101,386	101,386	-	613
Barclays Capital Inc.	01/03/14	(90,000)	SEK	(14,030)	(13,970)	60	14,030	USD	14,030	14,030	-	60
Barclays Capital Inc.	01/06/14	(460,000)	NZD	(378,902)	(378,534)	368	378,902	USD	378,902	378,902	-	368
Barclays Capital Inc.	01/07/14	(252,000,000)	JPY	(2,397,920)	(2,392,595)	5,325	2,397,920	USD	2,397,920	2,397,920	-	5,325
Morgan Stanley & Co., Inc.	01/15/14	(2,250,000)	AUD	(2,001,759)	(2,007,460)	(5,701)	2,001,759	USD	2,001,759	2,001,759	-	(5,701)

See accompanying notes.

MILLBURN HEDGE FUND L.P.
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (CONTINUED)
DECEMBER 31, 2013

		Currency Purchased					Currency Sold
Counterparty	Settlement Date	Notional Amount	Currency Abbreviation	US $ Value on Origination Date	Fair Value	Unrealized Gain (Loss)	Notional Amount	Currency Abbreviation	US $ Value on Origination Date	Fair Value	Unrealized Gain (Loss)	Total Unrealized Gain (Loss)

Morgan Stanley & Co., Inc.	01/15/14	(2,240,000)	BRL	(947,226)	(944,666)	2,560	947,226	USD	947,226	947,226	-	2,560
Morgan Stanley & Co., Inc.	01/15/14	(2,060,000)	CAD	(1,925,995)	(1,937,094)	(11,099)	1,925,995	USD	1,925,995	1,925,995	-	(11,099)
Morgan Stanley & Co., Inc.	01/15/14	(920,000)	CHF	(1,032,279)	(1,030,247)	2,032	1,032,279	USD	1,032,279	1,032,279	-	2,032
Morgan Stanley & Co., Inc.	01/15/14	(936,000,000)	CLP	(1,753,224)	(1,778,200)	(24,976)	1,753,224	USD	1,753,224	1,753,224	-	(24,976)
Morgan Stanley & Co., Inc.	01/15/14	(1,444,000,000)	COP	(746,792)	(747,946)	(1,154)	746,792	USD	746,792	746,792	-	(1,154)
Barclays Capital Inc.	01/15/14	(1,530,000)	EUR	(2,101,547)	(2,102,893)	(1,346)	2,101,547	USD	2,101,547	2,101,547	-	(1,346)
Barclays Capital Inc.	01/15/14	(2,260,000)	GBP	(3,719,044)	(3,742,008)	(22,964)	3,719,044	USD	3,719,044	3,719,044	-	(22,964)
Deutsche Bank AG	01/15/14	(76,560,000)	INR	(1,235,009)	(1,234,196)	813	1,235,009	USD	1,235,009	1,235,009	-	813
Barclays Capital Inc.	01/15/14	(332,000,000)	JPY	(3,217,911)	(3,152,375)	65,536	3,217,911	USD	3,217,911	3,217,911	-	65,536
Morgan Stanley & Co., Inc.	01/15/14	(2,610,000)	MXN	(199,408)	(199,397)	11	199,408	USD	199,408	199,408	-	11
Morgan Stanley & Co., Inc.	01/15/14	(1,870,000)	NOK	(307,077)	(307,406)	(329)	307,077	USD	307,077	307,077	-	(329)
Barclays Capital Inc.	01/15/14	(490,000)	NZD	(402,202)	(402,769)	(567)	402,202	USD	402,202	402,202	-	(567)
Deutsche Bank AG	01/15/14	(1,490,000)	PLN	(488,550)	(493,945)	(5,395)	488,550	USD	488,550	488,550	-	(5,395)
Morgan Stanley & Co., Inc.	01/15/14	(270,000)	RUB	(8,167)	(8,188)	(21)	8,167	USD	8,167	8,167	-	(21)
Barclays Capital Inc.	01/15/14	(1,540,000)	SEK	(234,878)	(238,978)	(4,100)	234,878	USD	234,878	234,878	-	(4,100)
Morgan Stanley & Co., Inc.	01/15/14	(11,390,000)	SGD	(9,054,335)	(9,022,476)	31,859	9,054,335	USD	9,054,335	9,054,335	-	31,859
Morgan Stanley & Co., Inc.	01/15/14	(3,270,000)	TRY	(1,521,030)	(1,517,421)	3,609	1,521,030	USD	1,521,030	1,521,030	-	3,609
Barclays Capital Inc.	01/15/14	(4,110,000)	ZAR	(393,335)	(389,428)	3,907	393,335	USD	393,335	393,335	-	3,907
Deutsche Bank AG	03/19/14	(32,870,000)	INR	(517,882)	(531,533)	(13,651)	517,882	USD	517,882	517,882	-	(13,651)
Morgan Stanley & Co., Inc.	03/19/14	(1,400,000)	SGD	(1,107,871)	(1,108,999)	(1,128)	1,107,871	USD	1,107,871	1,107,871	-	(1,128)
Morgan Stanley & Co., Inc.	03/19/14	(970,000)	EUR	(1,332,506)	(1,333,218)	(712)	291,235,450	HUF	1,332,506	1,341,270	8,764	8,052
Barclays Capital Inc.	03/19/14	(160,000)	AUD	(142,165)	(142,896)	(731)	14,579,200	JPY	142,165	139,174	(2,991)	(3,722)
Morgan Stanley & Co., Inc.	03/19/14	(2,760,000)	EUR	(3,789,282)	(3,793,484)	(4,202)	11,589,192	PLN	3,789,282	3,813,133	23,851	19,649
Morgan Stanley & Co., Inc.	03/19/14	(710,000)	EUR	(975,008)	(975,860)	(852)	2,160,601	TRY	975,008	989,512	14,504	13,652

				(42,927,152)	(42,908,603)	18,549			42,927,152	42,971,280	44,128	62,677

				$ 76,941,824	$ 76,756,723	$ (185,101)			$ (76,941,825)	$ (76,743,833)	$ 197,991	$ 12,890

		Currency abbreviations:
			AUD	AUSTRALIAN DOLLAR				JPY	JAPANESE YEN
			BRL	BRAZILIAN REAL				KRW	KOREAN WON
			CAD	CANADIAN DOLLAR				MXN	MEXICAN PESO
			CHF	SWISS FRANC				NOK	NORWEGIAN KRONE
			CLP	CHILEAN PESO				NZD	NEW ZEALAND DOLLAR
			COP	COLOMBIAN PESO				PLN	POLISH ZLOTY
			CZK	CZECH KORUNA				RUB	RUSSIAN RUBLE
			EUR	EURO				SEK	SWEDISH KRONA
			GBP	BRITISH POUND				SGD	SINGAPORE DOLLAR
			HUF	HUNGARIAN FORINT				TRY	TURKISH LIRA
			ILS	ISRAELI SHEKEL				USD	U.S. DOLLAR
			INR	INDIAN RUPEE				ZAR	SOUTH AFRICAN RAND

See accompanying notes.

MILLBURN HEDGE FUND L.P.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013
TRADING AND INVESTING GAINS (LOSSES)
Gain (loss) from trading of futures and forward currency contracts
Realized gain (loss) on futures and forward currency contracts
Futures and forward currency contracts	$14,835,966	$(4,728,774)
Foreign exchange translation	(40,292)	(26,343)
Brokerage commissions	(276,097)	(289,358)
Realized gain (loss) on futures and forward currency contracts	14,519,577	(5,044,475)

Change in unrealized from futures and forward currency contracts
Futures and forward currency contracts	(928,319)	1,008,285
Foreign exchange translation	(7,444)	2,194
Change in unrealized from futures and forward currency contracts	(935,763)	1,010,479
Futures and forward currency contracts trading gain (loss)	13,583,814	(4,033,996)
Gain (loss) from United States government securities
Realized gain		745
Change in unrealized	(3,767)	(1,706)

(Loss) from United States government securities	(3,767)	(961)

Gain from trading of investment securities
Realized gain	4,679,352	148,419
Change in unrealized	1,216,062	6,613,072

Investment securities trading gain	5,895,414	6,761,491

(Loss) from investment in Millburn ExTrend Fund L.P.	0	(52,672)

Total trading and investing gains	19,475,461	2,673,862

NET INVESTMENT (LOSS)
Income
Interest	21,330	28,594
Dividends	443,660	395,887
Total income	464,990	424,481
Expenses
Interest expense	3,645	6,454
Administrative expenses	218,174	195,501
Management fees	1,011,980	542,626
Total expenses	1,233,799	744,581

Net investment (loss)	(768,809)	(320,100)
NET INCOME	18,706,652	2,353,762
Less: General Partner Allocation	352,979	10,472
Net income available for pro rata allocation to partners	$18,353,673	$2,343,290

See accompanying notes.

MILLBURN HEDGE FUND L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (NET ASSET VALUE)
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	Partners’ Capital
	General	Special Limited	Limited	Total
Balances at December 31, 2012	2,063,947	$52,098	$59,922,334	$62,038,379
Additions	0	0	4,589,241	4,589,241
Redemptions	(10,472)	0	(4,859,299)	(4,869,771)
Net income for the year ended December 31, 2013	84,503	2,133	2,267,126	2,353,762
General Partner Allocation	10,472	0	(10,472)	0
Balances at December 31, 2013	2,148,450	54,231	61,908,930	64,111,611
Additions	0	0	9,265,084	9,265,084
Redemptions	(1,352,979)	0	(8,943,187)	(10,296,166)
Net income for the year ended December 31, 2014	529,378	15,927	18,161,347	18,706,652
General Partner Allocation	352,979	0	(352,979)	0
Balances at December 31, 2014	1,677,828	$70,158	$80,039,195	$81,787,181

See accompanying notes.

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.	General Description of the Partnership

Millburn Hedge Fund L.P. (the Partnership) is a limited partnership which was organized in 1996 under the Delaware Revised Uniform Limited Partnership Act as amended. The Partnership commenced operations on January 2, 1997. The Partnership’s objective is to achieve substantial capital appreciation by investing in publicly traded equity securities, exchange-traded funds, and trading in various futures and forward contracts. The latter derivative financial instruments that are traded by the Partnership are volatile and involve a high degree of market risk. The Partnership is subject to the regulations of the Commodity Futures Trading Commission, an agency of the United States (U.S.) Government, which regulates most aspects of the commodity futures industry; rules of the National Futures Association, an industry self-regulatory organization; and the requirements of the exchanges, Futures Commission Merchants (futures brokers) and interbank market makers through which the Partnership trades.

B.	Method of Reporting

The Partnership’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification) is the single source of U.S. GAAP. The Partnership is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the FASB Topic 946, Financial Services Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Pursuant to the Cash Flows Topic of the Codification, the Partnership qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

C.	Revised Financial Statements

The financial statements of the Partnership as of and for the years ended December 31, 2014 and December 31, 2013 were previously issued under the dates of March 13, 2015 and March 24, 2014, respectively. In order to provide certain additional requested disclosures, the aforementioned financial statements were combined in comparative form and revised to comply with the standard financial statement presentation for mutual funds. Such revisions do not change the amounts of previously reported net asset value or net income.

D.	Cash and Cash Equivalents

Cash and cash equivalents includes cash and investments in short-term United States (U.S.) government money market mutual funds through First Republic Securities, LLC (First Republic) in Dreyfus Treasury Prime Cash Management, and MJ Whitman LLC in JPMorgan U.S. Treasury Plus Money Market Fund. In addition, as of December 31, 2014 and 2013, cash on deposit with securities brokers includes $1,244,058 and $5,307, respectively, in Vanguard money market mutual funds. Interest income includes interest-equivalent dividends from money market mutual funds.

E.	Investment Securities

The Partnership’s investments are stated at fair value. Investment securities listed or quoted on a national securities exchange or primary market are valued at the last reported sales price on the valuation date.

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E.	Investment Securities (continued)

Listed securities for which there are no sales reported on the valuation date are valued at the last quoted bid price (ask price for securities sold short).

Security transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using the identified cost method. Any change in net unrealized gain or loss from the preceding period is reported in the statement of operations. Brokerage commissions and other trading fees are reflected as an adjustment to cost or proceeds at the time of the transaction. Dividends are recorded on the ex-dividend date. Interest is recorded on the accrual basis.

The Partnership has entered into a securities lending agreement with its introducing broker. From time to time, the introducing broker lends securities on the Partnership’s behalf. The introducing broker receives and holds cash collateral from the borrowers and invests it on behalf of the Partnership in accordance with the agreement. As of December 31, 2014 and 2013, there were no securities loaned. The amount of income earned by the Partnership during 2014 and 2013 for lending securities was $3 and $2,566, respectively, which is included in interest income in the statement of operations.

F.	Futures and Forward Currency Contracts

Gains and losses are realized when contracts are liquidated. The Partnership presents the aggregate net unrealized gains with each broker or interbank market maker as net unrealized gain and the aggregate net unrealized (losses) with each broker or interbank market maker as net unrealized (loss) (i.e., net unrealized gains from one broker or interbank market maker is not off-set against net unrealized (losses) from another broker or interbank market maker) in the statement of financial condition, as there exists a right of offset of unrealized gains and losses. (see Note 7., Derivatives, for disclosures about offsetting derivative assets and liabilities.) The unrealized gains or losses on open contracts is the difference between contract trade price and quoted market price. Futures contracts are stated at fair value using the primary exchange’s closing price. Forward currency contracts are stated at fair value using spot currency rates provided by Reuters and are adjusted for interest rates and other typical adjustment factors, which represents a market and income approach. Any change in net unrealized gain or loss from the preceding period is reported in the statement of operations. Brokerage commissions on open futures contracts include other trading fees and are charged to expense when contracts are opened.

G.	United States Government Securities

U.S. Treasury Notes are valued at fair value based on the midpoint of bid/ask quotations reported daily at 3pm Eastern Standard Time by Bloomberg. Premiums and discounts are amortized into interest income in accordance with U.S. GAAP. Such securities are normally on deposit with financial institutions as collateral for performance of the Partnership’s trading obligations with respect to derivative contracts.

U.S. Treasury Note transactions are recorded on the trade date. Realized gains and losses from U.S. Treasury Note transactions are determined using the first in, first out method. Any change in net unrealized gain or loss from the preceding period is reported in the statement of operations. Brokerage commissions and other trading fees are reflected as an adjustment to cost or proceeds at the time of the transaction. Interest is recorded on the accrual basis.

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H.	Investment in Millburn ExTrend Fund L.P.

During 2013, the Partnership had an investment in Millburn ExTrend Fund L.P. (ExTrend). The general partner of ExTrend decided to liquidate ExTrend as of December 31, 2013. The redemption receivable from ExTrend is reported in the Partnership’s statement of financial condition at the fair value of its investment in ExTrend at the date of liquidation. Fair value represents the Partnership’s proportionate share of the estimated net proceeds remaining after ExTrend liquidates its assets and settles its liabilities. The Partnership recorded its proportionate share of ExTrend’s loss in the statement of operations.

I.	Income Taxes

The Partnership prepares and files calendar year U.S. and applicable state information tax returns and reports to the partners their allocable shares of the Partnership’s income, expenses and trading and investing gains or losses. The 2012 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

The Partnership applies the provisions of Codification Topic 740, Income Taxes, which prescribe the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. This accounting standard requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Partnership’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the Partnership level not deemed to meet the “more-likely-than-not” threshold would be recorded as an expense in the current year. The Partnership has elected an accounting policy to classify interest and penalties, if any, as interest expense. The General Partner has concluded there is no tax expense or interest expense related to uncertainties in income tax positions for the years ended December 31, 2014 and 2013.

J.	Foreign Currency Transactions

The Partnership’s functional currency is the U.S. dollar; however, it transacts business in currencies other than the U.S. dollar. Assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect at the date of the statement of financial condition. Income and expense items denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect during the period. Gains and losses resulting from the translation to U.S. dollars are reported in income currently.

K.	Capital Accounts

The Partnership accounts for subscriptions, allocations and redemptions on a per partner capital account basis. Income or loss prior to the management fee and General Partner Allocation is allocated pro rata to the capital accounts of all partners. The General Partner Allocation applicable to each Limited Partner is then allocated to the General Partner’s capital account from such Limited Partner’s capital account and each Limited Partner is charged its applicable management fee. See Note 9. for description of allocation of new issue profits.

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

L.	Recently Issued Accounting Pronouncements

In June 2013, the FASB issued Accounting Standards Update No. 2013-08 (ASU 2013-08), entitled Financial Services Investment Companies (Topic 946) Amendments to the Scope, Measurement, and Disclosure Requirements. ASU 2013-08 changes the approach to assessing whether an entity is an investment company, clarifies the characteristics of an investment company and provides comprehensive guidance for assessing whether an entity is an investment company. In addition, ASU 2013-08 requires non-controlling ownership interests in other investment companies to be measured at fair value and requires additional disclosures about the investment company’s status as an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013. The adoption of ASU 2013-08 had no material impact on the Partnership’s financial statements. Based on management’s assessment, the Partnership has been deemed to be an investment company since inception. It has all the fundamental characteristics of an investment company. Although the Partnership does not possess all of the typical characteristics of an investment company, its activities are consistent with those of an investment company.

Note 2.	GENERAL PARTNER

The General Partner of the Partnership is Millburn Ridgefield Corporation (the General Partner), which conducts and manages the business of the Partnership.

SIB LLC (SIB) has been designated a “special limited partner” by the General Partner. SIB manages a portion of the investment securities contained in the Partnership’s portfolio and is compensated by the General Partner for these services. SIB does not provide investment advice with regard to futures, forwards or swaps.

The General Partner has the right to make all investment decisions regarding the Partnership, authorize the payments of distributions to partners, enter into customer agreements with brokers and take such other actions as it deems advisable for the conduct and operation of the business of the Partnership.

With the exception of profits and losses from “new issues”, the limited partners, special limited partner and the General Partner share in profits and losses of the Partnership on the basis of their proportionate interests of Partnership capital determined before management fees and General Partner Allocation.

No limited partner or special limited partner shall be liable for Partnership obligations in excess of their capital contribution plus their share of profits.

The General Partner is paid a management fee of 1/12 of 2% (2% per annum) of the net asset value of the Partnership as of the end of each month, prior to end of month redemptions, management fees and the General Partner’s Allocation.

In addition, the General Partner is paid an annual General Partner Allocation equal to 20% of any increase in Appreciation (as defined in the Limited Partnership Agreement) at year-end over the previous High Water Mark (as defined in the Limited Partnership Agreement). Such General Partner Allocation is charged to the limited partners’ capital accounts and added to the General Partner’s capital account.

An affiliate of the General Partner provides certain accounting, administration and tax preparation services for the Partnership. Fees for these services during 2014 and 2013 were $186,795 and $158,450, respectively.

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 2.	GENERAL PARTNER (CONTINUED)

Certain limited partners that are affiliated with the General Partner (affiliated limited partners) have an agreement with the General Partner that provides for reduced management fees and General Partner Allocations.

Note 3.	DEPOSITS WITH BROKERS

The Partnership deposits funds with brokers, subject to Commodity Futures Trading Commission regulations, Securities and Exchange Commission regulations and various exchange and broker requirements. Margin requirements are satisfied by the deposit of United States government securities, cash and securities with such brokers. Accordingly, assets used to meet margin and other broker or regulatory requirements are partially restricted. The Partnership earns or pays interest on its assets deposited with, or borrowed from, the brokers.

Assets deposited with the brokers are subject to credit risk. In the event of a broker’s insolvency, recovery of Partnership assets on deposit may be limited to account insurance or other protection afforded such deposits.

Note 4.	INVESTMENT IN MILLBURN EXTREND FUND L.P.

During 2013, the Partnership invested in Millburn ExTrend Fund L.P. (ExTrend). Millburn Ridgefield Corporation (MRC) is the General Partner of ExTrend. This investment is subject to the terms of the Limited Partnership Agreement of ExTrend.

Summarized information for this investment is as follows:

Net Asset Value, December 31, 2012	$3,081,283
(Loss)	(52,672)
Additions	3,220,000
Redemptions	(6,248,611)
Net Asset Value, December 31, 2013	$0

Millburn Ridgefield Corporation does not receive any management fee or incentive allocation related to the above investment for acting as General Partner of ExTrend. The Partnership has no outstanding commitments related to its investment in ExTrend.

MRC decided to liquidate ExTrend as of December 31, 2013. The Partnership has a redemption receivable of $6,248,611 at December 31, 2013 for its proportionate share of the estimated net proceeds remaining after ExTrend liquidates it assets and settles its liabilities.

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 5.	SUBSCRIPTIONS, DISTRIBUTIONS AND REDEMPTIONS

Investments in the Partnership are made by subscription agreement, subject to acceptance by the General Partner.

The Partnership is not required to make distributions, but may do so at the sole discretion of the General Partner. Generally, a Limited Partner may request and receive redemption of all or a portion of their capital at the end of a calendar quarter upon 30 days written notice to the General Partner. The General Partner has discretion to suspend redemption rights if it determines that redemptions would have a material adverse effect on the Partnership or to postpone payment of redemptions in emergency situations. Since the Partnership’s inception, redemptions have never been suspended or postponed.

Limited partnership interests may be sold in such a manner as the General Partner may determine.

Note 6.	FAIR VALUE

Fair value, as defined in the Fair Value Measurement Topic of the Codification, is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy, as set forth in the Fair Value Measurement Topic of the Codification, prioritizes the inputs to valuation techniques used to measure fair value into three broad levels: quoted market prices in active markets for identical assets or liabilities (Level 1); inputs other than quoted market prices that are observable for the asset or liability, either directly or indirectly (Level 2); and unobservable inputs for an asset or liability (Level 3). If the inputs used to measure a financial instrument fall within different levels of the fair value hierarchy, the categorization is based on the lowest level input that is significant to the measurement of that financial instrument. The Partnership recognizes transfers between fair value hierarchy levels at the beginning of the reporting period. During the years ended December 31, 2014 and 2013, there were no transfers between fair value hierarchy levels.

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 6.	FAIR VALUE (CONTINUED)

The following tables summarize the Partnership’s assets and liabilities accounted for at fair value at December 31, 2014 and 2013 using the fair value hierarchy. Fair value is presented on a gross basis even though certain assets and liabilities qualify for net presentation in the statement of financial condition.

Financial assets and liabilities at fair value as of December 31, 2014

Description	Level 1	Level 2	Level 3	Total
Assets
United States government securities	$20,693,048	$0	$0	$20,693,048
Futures contracts
Energies	254,623	0	0	254,623
Grains	150	0	0	150
Interest rates	714,448	0	0	714,448
Livestock	23,370	0	0	23,370
Metals	394,413	0	0	394,413
Softs	190,339	0	0	190,339
Stock indices	531,000	0	0	531,000
Total futures contracts	2,108,343	0	0	2,108,343
Forward currency contracts	0	1,090,808	0	1,090,808
Investment securities(1)	49,273,581	0	0	49,273,581
Short-term money market funds(2)	8,021,051	0	0	8,021,051
Total assets	$80,096,023	$1,090,808	$0	$81,186,831

Liabilities
Futures contracts
Energies	$(10,088)	$0	$0	$(10,088)
Grains	(83,933)	0	0	(83,933)
Interest rates	(368,432)	0	0	(368,432)
Livestock	(9,010)	0	0	(9,010)
Metals	(606,637)	0	0	(606,637)
Softs	(5,206)	0	0	(5,206)
Stock indices	(189,743)	0	0	(189,743)
Total futures contracts	(1,273,049)	0	0	(1,273,049)
Forward currency contracts	0	(1,287,117)	0	(1,287,117)
Total liabilities	$(1,273,049)	$(1,287,117)	$0	$(2,560,166)

(1)	See the schedule of investments for the fair values by country and industry within this category.

(2)	Included in cash and cash equivalents and cash on deposit at securities broker in the statement of financial condition.

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 6.	FAIR VALUE (CONTINUED)

Financial assets and liabilities at fair value as of December 31, 2013

Description	Level 1	Level 2	Level 3	Total
Assets
United States government securities	$10,587,079	$0	$0	$10,587,079
Futures contracts
Energies	123,685	0	0	123,685
Grains	152,662	0	0	152,662
Interest rates	113,365	0	0	113,365
Livestock	15,290	0	0	15,290
Metals	886,412	0	0	886,412
Softs	31,372	0	0	31,372
Stock indices	1,713,149	0	0	1,713,149
Total futures contracts	3,035,935	0	0	3,035,935
Forward currency contracts	0	669,946	0	669,947
Investment securities(1)	43,091,648	0	0	43,091,648
Short-term money market funds(2)	335,299	0	0	335,299
Total assets	$57,049,961	$669,946	$0	$57,719,907

Liabilities
Futures contracts
Energies	$(202,725)	$0	$0	$(202,725)
Grains	(184,607)	0	0	(184,607)
Interest rates	(642,800)	0	0	(642,800)
Livestock	(7,110)	0	0	(7,110)
Metals	(403,814)	0	0	(403,814)
Softs	(24,287)	0	0	(24,287)
Stock indices	(16,178)	0	0	(16,178)
Total futures contracts	(1,481,521)	0	0	(1,481,521)
Forward currency contracts	0	(657,056)	0	(657,057)
Total liabilities	$(1,481,521)	$(657,056)	$0	$(2,138,577)

Note 7.	DERIVATIVES

The Partnership engages in the speculative trading of futures contracts and forward currency contracts (collectively, “derivatives”) for the purpose of achieving capital appreciation. None of the Partnership’s derivative instruments are designated as hedging instruments, as defined in the Derivatives and Hedging Topic of the Codification, nor are they used for other risk management purposes. The General Partner actively assesses, manages and monitors risk exposure on derivatives on a contract basis, a sector basis (e.g., interest rate derivatives, agricultural derivatives, etc.), and on an overall basis in accordance with established risk parameters. Due to the speculative nature of the Partnership’s derivative trading activity, the Partnership is subject to the risk of substantial losses.

(1)	See the schedule of investments for the fair values by country and industry within this category.

(2)	Included in cash and cash equivalents and cash on deposit at securities broker in the statement of financial condition.

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 7.	DERIVATIVES (CONTINUED)

The Partnership’s derivatives held at December 31, 2014 and 2013 are subject to netting agreements with the Partnership’s brokers and interbank market makers which permit the Partnership to set off recognized assets and liabilities if certain conditions exist. The following tables present gross amounts of assets and liabilities which are offset in the statement of financial condition.

	Offsetting of Derivative Assets and Liabilities
	at December 31, 2014
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of
	of Recognized	Financial	Financial
	Assets (Liabilities)	Condition	Condition
Assets
Futures Contracts(1)
Deutsche Bank Securities, Inc.	$1,074,733	$(326,869)	$747,864
J.P. Morgan Securities LLC	1,033,610	(946,180)	87,430
Total futures contracts	2,108,343	(1,273,049)	835,294
Forward Currency Contracts Deutsche Bank A.G.	$533,019	$(502,691)	$30,328

Liabilities
Forward Currency Contracts Morgan Stanley & Co., Inc.	$(784,425)	$557,788	$(226,637)

	Offsetting of Derivative Assets and Liabilities
	at December 31, 2013
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of
	of Recognized	Financial	Financial
	Assets (Liabilities)	Condition	Condition
Assets
Futures Contracts(1)
Barclays Capital Inc.	$637,567	$(281,623)	$355,944
Deutsche Bank Securities, Inc.	1,621,996	(720,563)	901,433
J.P. Morgan Securities LLC	776,372	(479,335)	297,037
Total futures contracts	3,035,935	(1,481,521)	1,554,414
Forward Currency Contracts
Barclays Capital Inc.	216,525	(142,622)	73,903
Deutsche Bank A.G.	100,822	(54,779)	46,043
Total forward currency contracts	317,347	(197,401)	119,946

Liabilities
Forward Currency Contracts Morgan Stanley & Co., Inc.	$(459,655)	$352,599	$(107,056)
Total liabilities	$(459,655)	$352,599	$(107,056)

(1)	See Note 6. for the fair value for each type of contract within this category

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 7.	DERIVATIVES (CONTINUED)

Within the statement of financial condition, the fair value of futures contracts is included in net unrealized gain on open futures contracts and the fair value of forward currency contracts is included in net unrealized gain or loss on open forward currency contracts.

The cash and other property (for example, U.S. Treasury bills) held by each counterparty at December 31, 2014 and 2013 exceeds the net derivatives liability, if any, at such counterparty.

The following presents the Partnership’s derivative trading results and information related to the volume of the Partnership’s derivative activity for the years ended December 31, 2014 and 2013. The below captions of “Realized” and “Change in Unrealized” correspond to the captions “Realized gain on futures and forward currency contracts” and “Change in unrealized from futures and forward currency contracts” in the statement of operations.

	Year Ended December 31, 2014			Year Ended December 31, 2013
	Gain (loss) from trading			Gain (loss) from trading
		Change in	Number of		Change in	Number of
Futures Contracts	Realized	Unrealized	Contracts Closed	Realized	Unrealized	Contracts Closed
Energies	$527,563	$323,575	11,370	$(1,528,798)	$(23,016)	10,077
Grains	1,073,871	(51,838)	6,066	494,997	(10,524)	5,785
Interest rates	9,734,708	875,451	30,122	(4,269,328)	(803,125)	34,457
Livestock	230,630	6,180	949	(14,700)	9,330	684
Metals	145,695	(694,822)	4,211	(1,128,717)	568,384	3,761
Softs	436,166	178,048	1,721	222,897	(72,188)	2,522
Stock indices	2,094,972	(1,355,714)	28,662	3,968,398	1,414,334	26,993

Total futures contracts	14,243,605	(719,120)	83,101	(2,255,251)	1,083,195	84,279

Forward currency contracts	592,361	(209,199)		(2,473,523)	(74,910)
Total gains (losses) from derivatives trading	$14,835,966	$(928,319)		$(4,728,774)	$1,008,285

	Long	Short		Long	Short

Notional Value of Contracts Closed	$3,569,852,601	$3,570,444,962		$1,751,794,931	$1,749,321,408

The number of contracts closed for futures contracts represents the number of contracts closed during the years ended December 31, 2014 and 2013 in the applicable category. The notional value of forward currency contracts closed represents the U.S. dollar notional value of forward currency contracts closed and settled in cash during the years ended December 31, 2014 and 2013.

Note 8.	MARKET AND CREDIT RISKS

All futures transactions of the Partnership are cleared by major securities firms, pursuant to customer agreements, including Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. (a wholly owned subsidiary of Deutsche Bank AG), J.P. Morgan Securities LLC., and Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Partnership ceased clearing trades through Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc. during July 2013, June 2013 and April 2014 respectively. For all forward currency transactions, the Partnership utilizes three interbank market makers, Barclays Capital Inc., Deutsche Bank AG and Morgan Stanley & Co., Inc. The Partnership ceased clearing trades through Barclays Capital Inc. during October 2014. For common stocks, the Partnership utilizes an introducing broker, Jefferies

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 8.	MARKET AND CREDIT RISKS (CONTINUED)

& Company, Inc. and a clearing broker J.P. Morgan Clearing Corp. The Partnership’s exchange traded funds are held by Vanguard Brokerage Services.

The Partnership engages in the speculative trading of various financial instruments including U.S. and foreign futures contracts and forward currency contracts (collectively, “derivatives”). The Partnership is exposed to both market risk, which is the risk arising from changes in the fair value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract. The Partnership also engages in the trading of stocks and sells securities not owned at the time of sale (a short sale). Risks arise from short sales due to the possible illiquidity of the securities markets and from potential adverse movements in security values. Theoretically, short sales expose the Partnership to potentially unlimited liability as the Partnership’s ultimate obligation to purchase a security sold short may exceed the amount recorded in the statement of financial condition.

Derivative instruments are subject to various risks similar to those related to the underlying financial instruments, including market and credit risk. The Partnership uses derivative financial instruments to take speculative trading positions and to manage exposure to loss from market risk or credit risk. The risks of derivatives should not be viewed in isolation but rather should be considered on an aggregate basis along with the Partnership’s other trading activities. The Partnership manages the risks associated with derivatives along with its other trading activities in cash instruments within the Partnership’s overall risk management framework.

Market risk is the potential for changes in fair value of financial instruments from market changes, including fluctuations in market prices. Market risk is directly affected by the volatility and liquidity in the markets in which the related underlying assets are traded. The Partnership manages its exposure to market risk related to trading instruments on an aggregate basis combining the effects of cash instruments and derivative contracts.

Credit risk exists from the possibility of loss from the failure of a counterparty to perform according to the terms of a contract. Credit risk for derivative contracts may be limited to the net unrealized gain or loss as reported in the statement of financial condition for each counterparty for which a netting agreement exists. Netting is executed across products and cash collateral when such provisions are specified in the netting agreement.

Purchase and sale of futures contracts requires margin deposits with the futures brokers. Additional deposits may be necessary for any loss on contract fair value. The Commodity Exchange Act requires a futures broker to segregate all customer transactions and assets from such broker’s proprietary activities. A customer’s cash and other property (for example, U.S. Treasury bills) deposited with a futures broker are considered commingled with all other customer funds subject to the broker’s segregation requirements. In the event of a futures broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

The Partnership also engages in investing its assets in United States government securities. Risks arise from investments in United States government securities due to possible market illiquidity. United States government securities are also sensitive to changes in interest rates and economic conditions.

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 8.	MARKET AND CREDIT RISKS (CONTINUED)

The Partnership has a substantial portion of its assets on deposit with brokers and dealers in securities and other financial institutions in connection with its trading of equities, forward currency contracts and its cash management activities. At December 31, 2014 and 2013, the Partnership has United States government securities and a money market mutual fund on deposit with HSBC Private Bank and The Dreyfus Corporation, through an account at First Republic, respectively. Assets deposited with brokers and dealers in securities and other financial institutions in connection with the Partnership’s trading of equities and forward currency contracts could be partially restricted due to deposit or margin requirements. In the event of a financial institution’s insolvency, recovery of Partnership assets on deposit may be limited to account insurance or other protection afforded such deposits. Since forward currency contracts are traded in unregulated markets between principals, the Partnership also assumes the risk of loss from counterparty nonperformance.

The Partnership has cash on deposit with First Republic. In the event of First Republic’s insolvency, recovery of cash on deposit may be limited to account insurance or other protection afforded such deposits.

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Partnership is exposed to a market risk equal to the notional contract value of futures and forward currency contracts purchased and unlimited liability on such contracts sold short.

The General Partner has established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that it will, in fact, succeed in doing so. The Limited Partners bear the risk of loss only to the extent of the fair value of their respective investments and, in certain specific circumstances, distributions and redemptions received.

Note 9.	NEW ISSUE SECURITIES

The Partnership may purchase equity securities which are the subject of an initial public offering. Such securities are considered to be part of a “new issue”, as defined in the Conduct Rules of the Financial Industry Regulatory Authority (FINRA). Partners classified as restricted under the New Issue Rule are limited, as a group, to 10% of the Partnership’s total profits and losses from new issues. New issue profits were $766 and $9,522 during 2014 and 2013, respectively.

Note 10.	INDEMNIFICATIONS

In the normal course of business, the Partnership enters into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. The Partnership expects the risk of any future obligation under these indemnifications to be remote.

MILLBURN HEDGE FUND L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 11.	FINANCIAL HIGHLIGHTS

The following information presents the financial highlights of the Partnership for the years ended December 31, 2014 and 2013. This information has been derived from information presented in the financial statements.

	2014	2013
Total return
Total return before General Partner Allocation	28.29%	3.77%
General Partner Allocation	(0.50)%	(0.02)%

Total return after General Partner Allocation	27.79%	3.75%

Ratios to average net asset value:
Expenses prior to General Partner Allocation(2)	(1.72)%	(1.19)%
General Partner Allocation	(0.50)%	(0.02)%
Total expenses and General Partner Allocation	(2.22)%	(1.21)%
Net investment (loss) (1), (2)	(1.08)%	(0.52)%
Portfolio turnover rate (3)	28.13%	1.21%

Total returns and the ratios to average net asset value are calculated for Limited Partners’ capital taken as a whole. An individual Limited Partner’s total returns and ratios may vary from the above total returns and ratios based on different management fees or General Partner Allocation arrangements, different allocations of new issue income and the timing of additions and redemptions.

(1)	Excludes General Partner Allocation.

(2)	Excludes the Partnership’s share of trading and investing (losses), interest income and expenses, related to its investment in Millburn ExTrend Fund, L.P.

(3)	Applies only to the equities portion of the portfolio.

Note 12.	SUBSEQUENT EVENTS

During the period January 1, 2015 through November 25, 2015, capital contributions and withdrawals by limited partners totaled $3,732,000 and $46,336,259 respectively. The special limited partner redeemed its capital balance equal to $69,814 on the date of redemption.

During August 2015, the General Partner notified the special limited partner and the limited partners that the General Partner plans on completing a statutory merger with an Ohio Business Trust, which will convert the Partnership to a registered investment company (mutual fund) in December 2015. In connection with the planned conversion, the General Partner and SIB agreed that SIB would cease managing a portion of the portfolio effective September 30, 2015.

The General Partner has evaluated subsequent events through November 25, 2015, the date the financial statements were available to be issued and has determined there are no other subsequent events that require disclosure.

Mutual Fund Series Trust

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)  Declaration of Trust.

(i)	Registrant’s Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, is hereby incorporated by reference.
(ii)	Amendment No. 35 to the Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on July 15, 2015, is hereby incorporated by reference.
(iii)	Amendment No. 36 to the Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

(b)  By-laws. Registrant’s By-laws, which were filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, are hereby incorporated by reference.

(c)  Instruments Defining Rights of Security Holders.  None (other than in the Declaration of Trust and By-laws of the Registrant).

(d)  Investment Advisory Contracts.

Catalyst Capital Advisors LLC (as adviser)

(i)	Management Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on February 29, 2008, is hereby incorporated by reference.
(ii)	Amended Exhibit 1 to Management Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.
(iii)	Expense Limitation Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

SMH Capital Advisors, Inc. (as sub-adviser)

(iv)	Sub-Advisory Agreement between Catalyst and SMH Capital Advisors, Inc. for the Catalyst/SMH High Income Fund and the Catalyst/SMH Total Return Income Fund, which was filed with the Registration's Registration Statement on October 28, 2014, is hereby incorporated by reference.

Groesbeck Investment Management Corp.

(v)	Amended Sub-Advisory Agreement between Catalyst and Groesbeck Investment Management Corp. for the Catalyst/Groesbeck Growth of Income Fund and Catalyst/Groesbeck Aggressive Growth Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.

Managed Asset Portfolios, LLC

(vi)	Sub-Advisory Agreement between Catalyst and Managed Asset Portfolios, LLC for the Catalyst/MAP Global Total Return Income Fund and Catalyst/MAP Global Capital Appreciation Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2011, is hereby incorporated by reference.

Cookson, Peirce & Co., Inc.

(vii)	Sub-Advisory Agreement between Catalyst and Cookson, Peirce & Co., Inc. for the Catalyst/CP Core Equity Fund, Catalyst/CP World Equity Fund, Catalyst/CP Focus Large Cap Fund, and Catalyst/CP Focus Mid Cap Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

Lyons Wealth Management, LLC

(xi)	Sub-Advisory Agreement between Catalyst and Lyons Wealth Management LLC for the Catalyst/Lyons Tactical Allocation Fund and Catalyst/Lyons Hedged Premium Return Fund, which was filed with the Registration's Registration Statement on October 28, 2014, is hereby incorporated by reference.
Princeton Advisory Group, Inc.
(viii)	Sub-Advisory Agreement between Catalyst and Princeton Advisory Group, Inc. for the Catalyst/Princeton Floating Rate Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2012, is hereby incorporated by reference.
(ix)	Amended Exhibit A to the Sub-Advisory Agreement between Catalyst and Princeton Advisory Group, Inc. which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

Choice Financial Partners, Inc., d/b/a Equity Compass Strategies

(xii)	Sub-Advisory/Portfolio Consulting Agreement between Catalyst and Choice Financial Partners, Inc., d/b/a Equity Compass Strategies for the Catalyst/EquityCompass Share Buyback Fund which was filed as an exhibit to the Registrant’s Registration Statement on December 20, 2013, is hereby incorporated by reference.

Castle Financial & Retirement Planning Association, Inc.

(xiii)	Sub-Advisory Agreement between Catalyst and Castle Financial & Retirement Planning Association, Inc. for the Catalyst Macro Strategy Fund, which was filed as an exhibit to the Registrant’s Registration Statement on March 5, 2014, is hereby incorporated by reference.

ITB Capital Advisors, LLC

(xiv)	Sub-Advisory Agreement between Catalyst and ITB Capital Advisors, LLC for the Catalyst Time Value Trading Fund, which was filed as an exhibit to the Registrant's Registration Statement on November 21, 2014, is hereby incorporated by reference.

Millburn Ridgefield Corporation

(xv)	Sub-Advisory Agreement between Catalyst and Milburn Ridgefield Corporation for the Catalyst/Millburn Hedge Strategy Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

Vista Research and Management, LLC

(x)	Management Agreement with Vista Research and Management, LLC for the Listed Private Equity Plus Fund, which was filed as an exhibit to the Registrant’s Registration Statement on May 4, 2007, is hereby incorporated by reference.
(xi)	Operating Expense Limitation and Security Agreement with Vista Research and Management, which was filed as an exhibit to the Registrant’s Registration Statement on October 23, 2014, is hereby incorporated by reference.

Eventide Asset Management, LLC

(xii)	Management Agreement with Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 30, 2008, is hereby incorporated by reference.
(xiii)	Amended Exhibit 1 to Management Agreement with Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.
(xiv)	Expense Limitation Agreement with Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 26, 2015, is hereby incorporated by reference.

Day Hagan Asset Management

(xv)	Management Agreement with Day Hagan Asset Management, which was filed as an exhibit to the Registrant’s Registration Statement on November 2, 2009, is hereby incorporated by reference.
(xvi)	Amendment to Management Agreement with Day Hagan Asset Management, which was filed as an exhibit to the Registrant’s Registration Statement on June 3, 2014, is hereby incorporated by reference
(xvii)	Operating Expense Limitation and Security Agreement with Day Hagan Asset Management for the Day Hagan Tactical Dividend Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 3, 2014, is hereby incorporated by reference.

SMH Capital Advisors, Inc. (as adviser)

(xviii)	Management Agreement with SMH Capital Advisors, Inc., which was filed as an exhibit to the Registrant's Registration Statement on October 24, 2014, is hereby incorporated by reference.
(xix)	Expense Limitation Agreement with SMH Capital Advisors, Inc., which was filed as an exhibit to the Registrant's Registration Statement on June 29, 2010, is hereby incorporated by reference.

Camelot Portfolios, LLC

(xx)	Management Agreement with Camelot Portfolios, LLC which was filed as an exhibit to the Registrant's Registration Statement on December 6, 2010, is hereby incorporated by reference.
(xxi)	Amendment to Management Agreement with Camelot Portfolios, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 20, 2013, is hereby incorporated by reference.
(xxii)	Transfer and Assumption Agreement between Camelot Portfolios, LLC and Camelot Funds, LLC which was filed as an exhibit to the Registrant’s Registration Statement on January 23, 2015, is hereby incorporated by reference.
(xxiii)	Expense Limitation Agreement with Camelot Portfolios, LLC, which was filed as an exhibit to the Registrant's Registration Statement on December 6, 2010, is hereby incorporated by reference.
(xxiv)	Amended Expense Limitation Agreement with Camelot Portfolios, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 20, 2013, is hereby incorporated by reference.

Empiric Advisors, Inc,

(xxv)	Management Agreement with Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.
(xxvi)	Expense Limitation Agreement with Empiric Advisors, Inc, which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.

JAG Capital Management LLC

(xxvii)	Management Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.
(xxviii)	Expense Limitation Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 27, 2014, is hereby incorporated by reference.

SignalPoint Capital Management, LLC

(xxix)	Management Agreement with SignalPoint Capital Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, is hereby incorporated by reference.
(xxx)	Operating Expense Limitation and Security Agreement with SignalPoint Capital Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 27, 2014, is hereby incorporated by reference.

Klingenstein, Fields & Co., LLC.

(xxxi)	Management Agreement with Klingenstein, Fields & Co., LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.
(xxxii)	Expense Limitation Agreement with Klingenstein, Fields & Co., LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.
(xxxiii)	Amended Expense Limitation Agreement with Klingenstein, Fields & Co., LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 26, 2015, is hereby incorporated by reference.

Griffin Asset Management, Inc

(xxxiv)	Sub-Advisory Agreement between Klingenstein, Fields & Co., LLC and Griffin Asset Management, Inc. with respect to the KF Griffin Blue Chip and Covered Call Fund, which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.

Gries Financial LLC

(xxxv)	Sub-Advisory Agreement between Day Hagan Asset Management and Gries Financial LLC with respect to the Day Hagan Tactical Dividend Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 3, 2014, is hereby incorporated by reference.

AlphaCentric Advisors LLC

(xxxvi)	Management Agreement with AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xxxvii)	Amended Exhibit A to the Management Agreement with AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 8, 2015, is hereby incorporated by reference.
(xxxviii)	Amended Expense Limitation Agreement with AlphaCentric Advisors LLC which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.
(xxxix)	Amended Exhibit A to the Expense Limitation Agreement with AlphaCentric Advisors LLC which was filed as an exhibit to the Registrant’s Registration Statement on December 8, 2015, is hereby incorporated by reference.

Catalyst Capital Advisors LLC (as sub-advisor)

(xl)	Sub-Advisory Agreement between AlphaCentric and Catalyst Capital Advisors LLC with respect to the AlphaCentric Smart Money Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.

Keystone Wealth Advisors LLC

(xli)	Sub-Advisory Agreement between AlphaCentric and Keystone Wealth Advisors LLC with respect to the AlphaCentric Asset Rotation Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xlii)	Amended Sub-Advisory Agreement between AlphaCentric and Keystone Wealth Advisors LLC with respect to the AlphaCentric Asset Rotation Fund and AlphaCentric Bond Rotation Fund which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.

Intergrated Managed Futures Corp

(xliii)	Sub-Advisory Agreement between AlphaCentric and Intergrated Managed Futures Corp with respect to the AlphaCentric/IMFC Managed Futures Strategy Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 8, 2015, is hereby incorporated by reference .

Stone Beach Investment Management, LLC

(xliv)	Sub-Advisory Agreement between Catalyst and Stone Beach Investment Management, LLC with respect to the Catalyst/Stone Beach Income Opportunity Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.

ATR Advisors, LLC

(xlv)	Sub-Advisory Agreement between Catalyst and ATR Advisors, LLC with respect to the Catalyst Absolute Total Return Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.

SL Advisors, LLC

(xlvi)	Sub-Advisory Agreement between Catalyst and SL Advisors, LLC with respect to the Catalyst MLP & Infrastructure Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

Garrison Point Capital, LLC

(xlvii)	Sub-Advisory Agreement between AlphaCentric Advisors LLC and Garrison Point Capital, LLC with respect to the AlphaCentric Income Opportunities Fund which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.

Boyd Watterson Asset Management, LLC

(xlviii)	Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Multi-Asset Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.

(e)  Underwriting Contracts.

(i)	Underwriting Agreement with Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 22, 2015, is hereby incorporated by reference.
(ii)	Amended Schedule A to the Underwriting Agreement with Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

(f)  Bonus or Profit Sharing Contracts.  None.

(g)  Custodian Agreements.

(i)	Custody Agreement with The Huntington National Bank, which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.
(ii)	Amended Appendix B to the Custody Agreement with the Huntington National Bank, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

(h)  Other Material Contracts.

(i)	Investment Company Services Agreement with Matrix 360 Administration LLC, which was filed as an exhibit to the Registrant's Registration Statement on December 22, 2010, is hereby incorporated by reference.
(ii)	Amendment No. 4 to Investment Company Services Agreement with Matrix 360 Administration LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.
(iii)	Form of Fund Services Agreement with Gemini Fund Services, LLC which was filed as an exhibit to the Registrant’s Registration Statement on June 28, 2012, is hereby incorporated by reference.
(iv)	Management Services Agreement with MFund Services which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.
(v)	Amendment to the Management Services Agreement with MFund, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.
(vi)	Securities Lending Agreement with The Huntington National Bank, which was filed as an exhibit to the Registrant’s Registration Statement on May 20, 2011, is hereby incorporated by reference.
(vii)	Compliance Services Agreement with CCO Compliance Services, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on September 25, 2012, is hereby incorporated by reference.
(viii)	Compliance Services Agreement with MFund Services LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

(i)  Legal Opinion.

(i)	Legal Opinion and Consent of Thompson Hine LLP, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.
(ii)	Legal Consent of Thompson Hine LLP is filed herewith.

(j)  Other Opinions

(i) Consent of Arthur Bell, CPAs with respect to the Catalyst/Millburn Hedge Strategy Fund is filed herewith.

(k)  Omitted Financial Statements.  None.

(l)  Initial Capital Agreements.  Agreement of initial shareholder, which was filed as an exhibit to the Registrant’s Registration Statement on July 11, 2006, is hereby incorporated by reference.

(m)  Rule 12b-1 Plan.

(i)	Revised Class A Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.
(ii)	Amended Exhibit A to the Revised Class A Master Distribution Plan, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.
(iii)	Class A Master Distribution Plan and Exhibit A of Empiric 2500 Fund, which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.
(iv)	Revised Class C Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.
(v)	Amended Exhibit A to the Revised Class C Master Distribution Plan, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.
(vi)	Revised Class N Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.
(vii)	Amended Exhibit A to the Revised Class N Master Distribution Plan, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.

(n)  Rule 18f-3 Plan.

(i)	Amended Multiple Class Plan, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.
(ii)	Amended Exhibit A to the Amended Multiple Class Plan, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

(o)  Reserved.

(p)  Codes of Ethics.

(i)	Code of Ethics of the Trust and Vista Research and Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on May 4, 2007, is hereby incorporated by reference.
(ii)	Code of Ethics of SMH Capital Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on March 5, 2014, is hereby incorporated by reference.
(iii)	Code of Ethics of Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 30, 2008, is hereby incorporated by reference.
(iv)	Code of Ethics of Day Hagan Asset Management, which was filed as an exhibit to the Registrant’s Registration Statement on December 9, 2009, is hereby incorporated by reference.
(v)	Code of Ethics of Groesbeck Investment Management Corp., which was filed as an exhibit to the Registrant’s Registration Statement on December 9, 2009, is hereby incorporated by reference.
(vi)	Code of Ethics of Camelot Portfolios, LLC, which was filed as an exhibit to the Registrant's Registration Statement on December 22, 2010, is hereby incorporated by reference.
(vii)	Code of Ethics of Managed Asset Portfolios, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2011, is hereby incorporated by reference.
(viii)	Code of Ethics of JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.
(ix)	Code of Ethics of Cookson, Peirce & Co., Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.
(x)	Code of Ethics of Lyons Wealth Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.
(xi)	Code of Ethics of Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.
(xii)	Code of Ethics of SignalPoint Capital Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on September 25, 2012, is hereby incorporated by reference.
(xiii)	Amended Code of Ethics of Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on September 25, 2012, is hereby incorporated by reference.
(xiv)	Code of Ethics of Princeton Advisory Group, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2012, is hereby incorporated by reference.
(xv)	Code of Ethics of Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.
(xvi)	Code of Ethics of Klingenstein, Fields & Co., LLC which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference. .
(xvii)	Code of Ethics of Griffin Asset Management, Inc. which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.
(xviii)	Code of Ethics of Choice Financial Partners, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 20, 2013, is hereby incorporated by reference.
(xix)	Code of Ethics of Castle Financial & Retirement Planning Associates, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on March 5, 2014, is hereby incorporated by reference.
(xx)	Code of Ethics of Gries Financial LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 3, 2014, is hereby incorporated by reference.
(xxi)	Code of Ethics of AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xxii)	Code of Ethics of Keystone Wealth Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xxiii)	Code of Ethics of Stone Beach Investment Management, LLC , which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.
(xxiv)	Code of Ethics of ATR Advisors, LLC , which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.
(xxv)	Code of Ethics of ITB Capital Advisors, LLC which was filed as an exhibit to the Registrant’s Registration Statement on October 29, 2014, is hereby incorporated by reference.
(xxvi)	Code of Ethics of SL Advisors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.
(xxvii)	Code of Ethics of Garrison Point Capital, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.
(xxviii)	Code of Ethics of Boyd Watterson Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.
(xxix)	Code of Ethics of Integrated Managed Futures Corp, which was filed as an exhibit to the Registrant’s Registration Statement on December 8, 2015, is hereby incorporated by reference.
(xxx)	Code of Ethics of Millburn Ridgefield Corporation, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference. is filed herewith.

(q)  Powers of Attorney.

(i)	Power of Attorney of the Trust, and a certificate with respect thereto, which were filed as an exhibit to the Registrant’s Registration Statement on July 11, 2006, are hereby incorporated by reference.

(ii)	Powers of Attorney of Mr. Jerry Szilagyi, Trustee, Chief Executive Officer, President and Secretary of the Trust; Dr. Bert Pariser, Trustee of the Trust; Mr. Tobias Caldwell, Trustee of the Trust; Mr. Tiberiu Weisz, Trustee of the Trust; and Mr. Erik Naviloff, Chief Financial Officer and Treasurer of the Trust, which were filed as an exhibit to the Registrant’s Registration Statement on December 20, 2013, are hereby incorporated by reference.

(iii)	Powers of Attorney for each director of CAMFMSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, are hereby incorporated by reference.

(iv)	Powers of Attorney for each director of CHCSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, are hereby incorporated by reference.

(v)	Powers of Attorney for the each director of CMHSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference..

(vi)	Powers of Attorney for each director of ACIMFSMFSF Fund Limited , which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable

Item 30. Indemnification

(a) Article VI of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover the adviser, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) In so far as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

(a)     Catalyst Capital Advisors LLC (“CCA”), 36 North New York Avenue, Huntington, NY 11743, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-66886.

(i) CCA has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is a managing member and sole voting member of CCA and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Trustee, Variable Insurance Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Managing Member and President, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member and President, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member and President, Abbington Capital Group LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, a strategic consulting firm to financial services companies;

Member and President of Cross Sound Capital LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, the manager of Cross Sound Global Macro Fund LLC, a hedge fund, until October 2013;

President of USA Mutuals, Inc., 700 North Pearl Street, Suite 900, Dallas, Texas 75201, a registered investment advisor. Mutuals Advisors Inc. serves the advisor to USA Mutuals, a registered investment company;

President, USA Mutuals, c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202, a registered investment company

Managing Member of AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743, an investment advisor to mutual funds.

(b)     Vista Research and Management, LLC (“Vista”), 124 Ritch Avenue, Suite A-201, Greenwich, CT 06830, adviser to the Listed Private Equity Plus Fund, is registered with the Securities and Exchange Commission as an investment adviser, file number 801-67561.

(i) Vista has engaged in no other business during the past two fiscal years.

(ii) Steven R. Samson is the president and sole member of Vista and, during the last two fiscal years, was the Chief Operating Officer at Al Frank Asset Management, Inc., President of Alternative Investment Partners, LLC and Chairman of AIP Mutual Funds, Inc, and an investment industry consultant.

(c)     SMH Capital Advisors, Inc. (“SMH”) 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109, is registered with the SEC as an investment adviser, file number 801-54089.

(i) During the past two fiscal years, SMH has served as the investment advisor to private client accounts, institutional accounts and sub-advisor to two SEC-registered mutual funds, the Integrity High Income Fund and Integrity Total Return Income Fund.

(ii) During the past two fiscal years, Jeffrey Cummer has been President of SMH. During the past two fiscal years, Dwayne Moyers has been Chief Investment Officer of SMH.

(d)     Eventide Asset Management, LLC (“Eventide”), 60 State Street, Suite 700, Boston, Massachusetts 02109, is registered with the SEC as an investment adviser file number 801-69154.

(i) Eventide has engaged in no other business since its inception.

(e)     Donald L. Hagan, LLC, a.k.a. Day Hagan Asset Management (“Day Hagan”), 330 South Orange Avenue, Sarasota, FL, 34236, is registered with the SEC as an investment adviser file number 801-66337.

(i) Day Hagan has engaged in no other substantial business activities during the past two fiscal years.

(ii) During the past two fiscal years, Donald Hagan, has been a managing member and the chief compliance officer of Day Hagan and has engaged in no other substantial business. During the past two fiscal years, Arthur Day has been a managing member and partner of Day Hagan and has engaged in no other substantial business.

(f)      Groesbeck Investment Management Corp. (“Groesbeck”), 12 Route 17 North, Suite 130, Paramus, NJ 07652, is registered with the SEC as an investment adviser file number 801-44798.

(i) Groesbeck has engaged in no other business since its inception.

(ii) None of the directors or officers of Groesbeck have engaged in any other business since Groesbeck’s inception.

(g)     Camelot Portfolios, LLC (“Camelot”), 1700 Woodlands Dr., Maumee, Ohio 43537, is registered with the SEC as an investment adviser file number 801-70932.

(i) Camelot has engaged in no other businesses of a substantial nature in the last two fiscal years.

(ii) Darren Munn, managing member, is a registered representative of a broker-dealer. The other members and officers have engaged in no other business of a substantial nature in the last two fiscal years.

(h)     Managed Asset Portfolios, LLC ("MAP"), 950 W. University Drive, Suite 100, Rochester, MI 48307, is registered with the SEC as an investment adviser file number 801-58125.

(i) MAP has engaged in no other businesses of a substantial nature in the last two fiscal years.

(i)       Cookson, Peirce & Co., Inc. (“CP”), 555 Grant Street, Suite 380, Pittsburgh, PA 15219, is registered with the SEC as an investment adviser file number 801-21341.

(i) CP and its directors and officers have engaged in no other businesses of a substantial nature in the last two fiscal years.

(j)      JAG Capital Management (“JAG”), 9841 Clayton Road, St. Louis, MO 63124, is registered with the SEC as an investment adviser file number 801-72799.

(i) JAG and its directors and officers have engaged in no other businesses of a substantial nature in the last two fiscal years. JAG’s parent, J.A. Glynn & Co., is a registered broker-dealer.

(k)     Lyons Wealth Management, LLC (“Lyons”), 807 West Morse Blvd., Suite 105, Winter Park, FL 32789, is registered with the SEC as an investment adviser file number 801-67895

(i) Lyons Wealth Management, LLC has engaged in no other business since its inception.

(ii) Mark Cosgrove is the controlling member and Manager of Lyons. Mr. Cosgrove is also the Manager of Meerkat Hedge Partners Fund, L.P., a hedge fund, and the holding company, Lyons Wealth Holdings, LLC.

(iii) Alexander Read is a member and the Chief Executive Officer of Lyons. Mr. Read is also the Managing Member of Meerkat Hedge Partners Fund, L.P., a hedge fund, and the holding company, Lyons Wealth Holdings, LLC.

(l) SignalPoint Capital Management LLC (“SignalPoint”), 400 South Avenue, Suite 300, Springfield, MO 65806, is registered with the SEC as an investment adviser, file number 801-76895.

(i) SignalPoint has engaged in no other business since inception.

(ii) Michael Orzel is a member, Chief Executive Officer, President and Chief Compliance Officer of SignalPoint. Mr. Orzel is also a member, Chief Executive Officer and Chief Compliance Officer of SignalPoint Asset Management, LLC, an investment advisory firm.

(iii) Thomas Veale is a member, Chief Investment Officer and Vice President of SignalPoint. Mr. Veale is also a member and Chief Investment Officer of SignalPoint Asset Management, LLC, an investment advisory firm.

(m) Princeton Advisory Group, Inc (“Princeton”), 4422 Route 27, Building C, Unit 1, Kingston, New Jersey 08528, is registered with the SEC as an investment adviser, file number 801-62702.

(i) Princeton is an owner and a Managing Member of Princeton-Blazer Advisors, LLC, a registered investment adviser, file number 801-72981.

(ii) Munish Sood is the Chief Investment Officer and sole owner of Princeton. Mr. Sood is also the Managing Member of Cross Point Capital, LLC, a broker/dealer, file number 8-66989.

(n) Empiric Advisors, Inc. (“Empiric”) 500 N. Capital of Texas Hwy, Building 8, Suite 150, Austin, Texas 78730, is registered with the SEC as an investment adviser, file number 801-31075

(i) Empiric is the sole owner of Empiric Distributors, Inc., a registered broker-dealer and member of FINRA.

(ii) Mark Coffelt is the Chief Investment Officer and President of Empiric. Mr. Coffelt is also the President of Empiric Distributors, Inc.

(o) Klingenstein, Fields & Co., LLC (“Klingenstein”) 125 Park Avenue, Suite 1700, New York, New York 10017-5529, is registered with the SEC as an investment adviser, file number 801-33347

(i) Klingenstein has engaged in no other substantial business activities during the past two fiscal years.

(ii) Kenneth Pollinger is a Member, Co-Chairman and Chief Executive Officer of Klingenstein. Mr. Pollinger is also a director of a Brandywine Trust Group, LLC.

(iii) Robert Shapiro is a Member and Vice Chairman of Klingenstein. Mr. Shapiro was a Trustee of the Burnham Investor Trust during the last two fiscal years through to January 4, 2013.

(iv) James Fields is the President of Klingenstein. Mr. Fields is also a director of Bottlenotes, Inc., IndexIQ, Outcast Media International, Inc. and Viagogo (Pugnacious Endeavors, Inc.), and is an advisory board member of KBW Capital Partners I, L.P.

(v) Robert Mai is a Vice President of Klingenstein. Mr. Mai is also a director of Gold Mobile and Electronic Shipping Solutions, Ltd.

(p) Griffin Asset Management, Inc. (“Griffin”), 60 East 42nd Street, Suite 2050, New York, New York 10165, is registered with the SEC as an investment adviser, file number 801-7495

(i) Griffin has engaged in no other business since its inception.

(ii) None of the directors or officers of Griffin have engaged in any other business since Griffin’s inception.

(q) Choice Financial Partners, Inc. d/b/a EquityCompass Strategies (“EquityCompass”) 501 North Broadway, St Louis, Missouri 63102, is registered with the SEC as an investment adviser, file number 801-69131

(i) EquityCompass has engaged in no other business since its inception.

(ii) Daniel Dickherber is the President and Director of EquityCompass. Mr. Dickherber is also the Director, Investment Products and Advisory Services – Stifel Nicolaus & Company, Inc.

(iii) David Minnick is the Secretary of EquityCompass. Mr. Minnick is also the General Counsel of Stifel Financial Corp.

(iv) Stephen Bushmann is the Treasurer of EquityCompass. Ms. Bushmann is also the Managing Director, Corporate Accounting of Stifel, Nicolaus & Company, Inc. and Timberline Asset Management LLC.

(v) Rita Kazembe is the Chief Compliance Officer of EquityCompass. Ms. Kazembe is also CCO of Advisory Services, of Stifel, Nicolaus & Company, Inc., Timberline Asset Management LLC, Thomas Weisel Capital Management LLC, Thomas Weisel Global Growth Partners LLC and Century Securities Associates, Inc

(r) Gries Financial LLC, (“Gries”) 1801 E. Ninth Street, Suite 1600, Cleveland, OH 44114 is registered with the SEC as an investment adviser, file number 801-56552.

(i) Gries has engaged in no other business since its inception.

(ii) None of the directors or officers of Gries have engaged in any other business during the last two fiscal years.

(s) AlphaCentric Advisors LLC (“AlphaCentric”), located at 36 North New York Avenue, Huntington, NY 11743, is registered with the SEC as an investment adviser, file number 801-79616.

(i) AlphaCentric has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is the managing member of AlphaCentric and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Trustee, Variable Insurance Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Managing Member and President, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member and President, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member and President, Abbington Capital Group LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, a strategic consulting firm to financial services companies;

Member and President of Cross Sound Capital LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, the manager of Cross Sound Global Macro Fund LLC, a hedge fund, until October 2013;

President of USA Mutuals, Inc., 700 North Pearl Street, Suite 900, Dallas, Texas 75201, a registered investment advisor. Mutuals Advisors Inc. serves the advisor to USA Mutuals, a registered investment company;

President, USA Mutuals, c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202, a registered investment company

Managing Member of AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743, an investment advisor to mutual funds.

(iii) Mark Kamies is a member of AlphaCentric and is the controlling shareholder and President of Mult-Funds, Inc., 1731 Willow Wood, Nixa, Missouri 65714. Multi-Funds is an investment marketing company.

(t) Keystone Wealth Advisors LLC (“Keystone”), located at 595 S. Riverwoods Pkwy, Ste 170, Logan, UT 84321, is registered with the SEC as an investment adviser, file number 801-79615.

(i) Keystone has engaged in no other business during the past two fiscal years.

(ii) Gordon Nelson is a member of Keystone and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Member and President, Keystone Wealth Management, Inc., 595 S. Riverwood Pkwy, Suite 170, Logan UT 84321. Keystone Wealth Management is engaged in insurance related activities;

Partner, Jago Investments, LP, 855 Pebble Creek Road, UT 84335. Jago Investment, LP is a family investment trust;

(iii) Tyler Vanderbeek is a member of Keystone and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Vice President, Vancor, Inc., 1465 W. 6500, S Hyrum, UT 84319. Vancor, Inc. is engaged in insurance related activities;

Sole shareholder and President, Beeks, Inc., 1412 W. 6500, S Hyrum, UT 84319. Beeks, Inc. is engaged in insurance related activities;

(iv) James Vanderbeek is a member of Keystone and is the sole shareholder and President of Vancor, Inc., 1465 W. 6500, S Hyrum, UT 84319. Vancor, Inc. is engaged in insurance related activities;

(u) Stone Beach Investment Management, LLC (“Stone Beach”) located at 101 Merritt 7, 5th Floor, Norwalk, CT, 06851 is registered with the SEC as an investment adviser , file number 801-79745.

(i) Stone Beach has engaged in no other business during the past two fiscal years.

(ii) David Lysenko, is the Managing Principal of Stone Beach and is a Principal of Source Point Training LLC. Source Point Training LLC is a professional training company.

(v) ATR Advisors, LLC (“ATR”) located at 2452 Black Rock Turnpike, Fairfield, CT 06825-2407 is registered with the SEC as an investment adviser, file number 801-79689 .

(i) ATR has engaged in no other business since inception.

(ii) Shawn Blau is a Principal of ATR and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner or trustee of the following other companies:

Investment Adviser Representatives, Westport Resources Management, 55 Greens Farms Road, Westport CT 06880. Westport Resources Management is an investment adviser;

Manager, Bayberry Associates, LLC, 2452 Black Rock Turnpike, Fairfield, CT 06825. Bayberry Associates LLC manages a family office for a trust and related entities.

(w) ITB Capital Advisors, LLC ,located at 311 S. Florida Avenue, Lakeland Florida, 33802, is registered with the SEC as an investment adviser, file number 801-80231.

(i) ITB has engaged in no other business during the past two fiscal years.

(2) Jeff Dean is a member of ITB and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Operating Officer and Director, Changes in Altitude Aviation, Inc., 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; Chief Operating Officer and Director, Innovative Concrete Solutions, Inc., 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; General Partner, FND Partnership, 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; Class B Member, Wolf Bay, LLC, 651 Don Bishop Road, Santa Rosa Beach, FL 32459; Member, Northridge 829, LLC; 160 Scarlet Blved, Oldsmar, FL 34677; Member, Breezy Pines; 160 Scarlet Blved, Oldsmar, FL 34677; Member and Manager, Pinewood Cove, LLC, 4201 Bayshore Blvd #2004, Tampa FL 33611; Limited Partner, TTM Power, L.P.; 770 South Post Oak Lane, Suite 600, Houston, TX 77056; Managing Member, TTM Investments, LLC 770, South Post Oak Lane, Suite 600, Houston, TX 77056; Limited Partner, ITB Premium Fund I, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Partner, ITB Premium Fund II, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Capital Income Fund I, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Partner, ITB Capital Management, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Member, ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Representative Broker, James I. Black & Co., 311 S. Florida Ave, Lakeland, FL, 33802; Member and Manager, AR Fund Management, LLC., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; Limited Partner, AR Fund Management, LTD., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; General Partner, Brown Water Partnership., 4201 Bayshore Blvd #2004, Tampa FL 33611; Member and Manager, Changes in Altitude, LLC., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; Shareholder, JFD Corp., 3605 Shiloh Ridge Rd. Corinth, MS 38834; Managing Member, Cashdrain, LLC., 4201 Bayshore Blvd #2004, Tampa FL 33611

(3) Gerry Black is a member of ITB and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Managing Partner, James I Black & Co., 311 S. Florida Ave, Lakeland FL 33801; Managing Partner, ITB Capital Management, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Premium Fund I, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Premium Income Fund II, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Capital Income Fund I, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Partner, ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Member and Manager, AR Fund Management, LTD., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; Partner, Cass LLC, 2722 S. MacDill Ave., Tampa, FL 33629; Member and Manger, Changes in Altitude, LLC; 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; Managing Member, Ultra Mag, LLC, 4030 South Pipkin Road, Suite 100, Lakeland, FL 33811

(x) SL Advisors, LLC (“SL”) , located at 210 Elmer Street, Westfield, NJ. 07090 is registered with the SEC as an investment adviser, file number 801-80396.

(i) SL has engaged in no other business since its inception.

(ii) None of the directors or officers of SL have engaged in any other business during the last two fiscal years.

(y) Garrison Point Capital, LLC (“Garrison Point”), located at 100 Pine Street, Suite 2700, San Francisco, CA 94111 ,is registered with the SEC as an investment adviser, file number 801-77191.

(i) Garrison Point has engaged in no other business during the past two fiscal years.

(ii) Garrett Smith is a Principal of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111:

Principal, Garrison Point Funds, LLC ; and Associate, SF Sentry Securities, Inc.

(iii) Tom Miner is a Principal of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111 except as noted otherwise:

Principal, Garrison Point Funds, LLC; Associate, SF Sentry Securities, Inc; and Board Member, University Venture Fund, located at 299 South Main Street, Suite 310, Salt Lake City, Utah 84111.

(iv) Brian Loo is a Director of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111:

Principal, Garrison Point Funds, LLC; and Associate, SF Sentry Securities, Inc.

(v) Lee Root is the Chief Financial Officer of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Financial Officer, Garrison Point Funds, LLC; Chief Financial Officer, SF Sentry Securities, Inc.; Chief Financial Officer, SF Sentry Financial Group, LLC; Chief Financial Officer, Sivia, LLC; Chief Financial Officer, Ocean IQ, LLC; Chief Financial Officer, Pine Capital, LLC; and Chief Financial Officer Sentry Advisors, LLC

(vi) Julie Meissner is the Chief Compliance Officer of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Compliance Officer, Garrison Point Funds, LLC; Chief Compliance Officer, SF Sentry Securities, Inc.; Chief Compliance Officer, SF Sentry Financial Group, LLC; Chief Compliance Officer, Sivia, LLC; Chief Compliance Officer, Ocean IQ, LLC; Chief Compliance Officer, Pine Capital, LLC; and Chief Compliance Officer Sentry Advisors, LLC

(z) Boyd Watterson Asset Management, LLC (“Boyd Watterson”), located at 1801 East 9th Street, Suite 1400, Cleveland, Ohio, 44114 is registered with the SEC as an investment adviser, file number 801-57468.

(i) Boyd Watterson has engaged in no other business since its inception.

(ii) None of the directors or officers of Boyd Watterson have engaged in any other business during the last two fiscal years.

(z) Integrated Managed Futures Corp (“IMFC”), located at 1200-70 University Avenue, Toronto, Canada M5J2M4, is registered with the SEC as an investment adviser, file number 801-77105.

(i) IMFC has engaged in no other business since its inception

(ii) Stephen C. Johnson is the Chairman of IMFC and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner or trustee of the following other companies:

Integrated Asset Management Corp, Omega General Insurance Company and Omega Insurance Holdings, Inc.

(ii) David G. Mather is the President and Chief Operating Officer of IMFC and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner or trustee of the following other companies:

Integrated Asset Management Corp.

(aa) Millburn Ridgefield Corporation, located at 411 West Putnam Avenue, Greenwich, CT 06830, is registered with the SEC as an investment adviser, file number 801-60938.

(i) Millburn Ridgefield Corporation has engaged in no other business since its inception.

(ii) None of the directors or officers of Millburn Ridgefield Corporation have engaged in any other business during the last two fiscal years.

Item 32. Principal Underwriters

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Mutual Fund Series Trust. NLD also acts as principal underwriter for the following:

AdvisorOne Funds, AmericaFirst Quantitative Funds, Arrow ETF Trust, BlueArc Multi-Strategy Fund, CLA Strategic Allocation Fund, Compass EMP Funds Trust, Copeland Trust,  Equinox Funds Trust, Forethought Variable Insurance Trust, Hays Series Trust, Miller Investment Trust, Morgan Creek Series Trust, Neiman Funds, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, The Multi-Strategy Growth & Income Fund, The Saratoga Advantage Trust, Vertical Capital Income Fund,  Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust, and Princeton Private Equity Fund.

(b)     NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 17605 Wright Street, Omaha, Nebraska 68130. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	Manager, CEO, Secretary	None
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

(c) Not Applicable.

Item 33. Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant. These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

(a) Gemini Fund Services, LLC (“GFS”), located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

(b) Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130.

(c) Huntington National Bank, 41 South High Street, Columbus, OH 43215.

(d) U.S. Bank N.A., 425 Walnut Street, Cincinnati, OH 45202.

(e) Catalyst Capital Advisors LLC, 36 North New York Avenue, Huntington, NY 11743.

(f) Vista Research and Management, LLC, 124 Ritch Avenue, Suite A-201, Greenwich, CT 06830. Fund

(g) SMH Capital Advisors, Inc., 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109.

(h) Eventide Asset Management, LLC, 2 Franklin Street, Medford, MA, 02155.

(i) Donald L. Hagan, LLC, a.k.a. Day Hagan Asset Management, 330 South Orange Avenue, Sarasota, FL, 34236.

(j) Groesbeck Investment Management Corp., 12 Route 17 North, Suite 130, Paramus, NJ 07652.

(k) Managed Asset Portfolios, LLC, 950 W. University Drive, Suite 100, Rochester, MI 48307.

(l) Cookson, Peirce & Co., Inc., 555 Grant Street, Suite 380, Pittsburgh, PA 15219.

(m) JAG Capital Management, 9841 Clayton Road, St. Louis, MO 63124.

(n) Lyons Wealth Management, LLC, 807 West Morse Blvd., Suite 105, Winter Park, FL 32789.

(o) SignalPoint Capital Management LLC, 400 South Avenue, Suite 300, Springfield, MO 65806.

(p) Princeton Advisory Group, Inc., 4422 Route 27, Building C, Unit 1, Kingston, New Jersey 08528.

(q) Empiric Advisors, Inc, 500 N. Capital of Texas Hwy, Building 8, Suite 150, Austin, Texas 78730

(r) Klingenstein, Fields & Co., LLC, 125 Park Avenue, Suite 1700, New York, New York 10017-5529

(s) Griffin Asset Management, Inc., 60 East 42 Street, Suite 2050, New York, New York 10165

(t) Choice Financial Partners, Inc. d/b/a EquityCompass Strategies, 501 North Broadway, St. Louis Missouri 63102

(u) Camelot Portfolios, LLC, 1700 Woodlands Dr., Maumee, Ohio 43537

(v) Gries Financial LLC, 1801 E. Ninth Street, Suite 1600, Cleveland, OH 44114

(w) AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743

(x) Keystone Wealth Advisors LLC, 595 S. Riverwoods Pkwy, Ste 170, Logan, UT 84321

(y) Stone Beach Investment Management, LLC is located at 101 Merritt 7, 5th Floor, Norwalk, CT, 06851.

(z) ATR Advisors, LLC is located at 2452 Black Rock Turnpike, Fairfield, CT 06825-2407

(aa) ITB Capital Advisors, LLC is located at 311 S. Florida Avenue, Lakeland Florida, 33802

(bb) SL Advisors, LLC is located at 210 Elmer Street, Westfield, NJ, 07090

(cc) Garrison Point Capital, LLC is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111

(dd) Boyd Watterson Asset Management, LLC is located at 1801 East 9th Street Suite 1400, Cleveland, Ohio 44114

(ee)Integrated Managed Futures Corp is located at 1200-70 University Avenue, Toronto, Canada M5J2M4

(ff)Millburn Ridgefield Corporation is located at 411 West Putnam Avenue, Greenwich, CT 06830

Item 34. Management Services

None.

Item 35. Undertakings

The Registrant undertakes that each Subsidiary and each Director of each Subsidiary hereby consents to service of process within the United States, and to examination of its books and records.

SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, State of Ohio, on the 11th day of December, 2015.

Mutual Fund Series Trust

By: /s/ Michael V. Wible

Michael V. Wible

Attorney-in-Fact

Mutual Fund Series Trust

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated.

Mutual Fund Series Trust

Dr. Bert Pariser*, Trustee	December 11, 2015

Tobias Caldwell*, Trustee	December 11, 2015

Jerry Szilagyi*, Trustee/President/Principal Executive Officer	December 11, 2015

Erik Naviloff*, Treasurer/Principal Financial Officer	December 11, 2015

Tiberiu Weisz*, Trustee	December 11, 2015

*By: /s/ Michael V. Wible

Michael V. Wible

Attorney-in-Fact

CMHSF Fund Limited

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated.

Tobias Caldwell*, Director	December 11, 2015

Tiberiu Weisz*, Director	December 11, 2015

*By: /s/ Jennifer Bailey

Jennifer Bailey

Attorney-in-Fact

Exhibit Index

ITEM

(i)(i) Consent of Thompson Hine LLP

(j)(i) Consent of Arthur Bell, CPAs